As filed with the Securities and Exchange Commission on August 21, 2024

1933 Act Registration File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

Kurv ETF Trust

(Exact Name of Registrant as Specified in Charter)

1 Letterman Drive, Building C, Suite 3-500

San Francisco, CA 94129

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, including Area Code): (914) 953-8811

Corporation Trust Center

1209 Orange Street

Wilmington, Delaware 19801

(Name and Address of Agent for Service)

Copies to:

David J. Baum

Alston & Bird LLP

950 F St. NW

Washington, DC 20004

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Shares of beneficial interest, no par value per share, in the following series of the Registrant:

Kurv Yield Premium Strategy Amazon (AMZN) ETF

Kurv Yield Premium Strategy Apple (APPL) ETF

Kurv Yield Premium Strategy Microsoft (MSFT) ETF

Kurv Yield Premium Strategy Google (GOOGL) ETF

Kurv Yield Premium Strategy Tesla (TSLA) ETF

Kurv Yield Premium Strategy Netflix (NFLX) ETF

It is proposed that this filing become effective on September 23, 2024, pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

COMBINED PROXY STATEMENT AND PROSPECTUS

For the Reorganization of

Kurv Yield Premium Strategy Amazon (AMZN) ETF

Kurv Yield Premium Strategy Apple (APPL) ETF

Kurv Yield Premium Strategy Microsoft (MSFT) ETF

Kurv Yield Premium Strategy Google (GOOGL) ETF

Kurv Yield Premium Strategy Tesla (TSLA) ETF

Kurv Yield Premium Strategy Netflix (NFLX) ETF

each a series of NEOS ETF Trust

13 Riverside Avenue, Westport, CT 06880

into

Kurv Yield Premium Strategy Amazon (AMZN) ETF

Kurv Yield Premium Strategy Apple (APPL) ETF

Kurv Yield Premium Strategy Microsoft (MSFT) ETF

Kurv Yield Premium Strategy Google (GOOGL) ETF

Kurv Yield Premium Strategy Tesla (TSLA) ETF

Kurv Yield Premium Strategy Netflix (NFLX) ETF

each a series of Kurv ETF Trust

1 Letterman Drive, Building C, Suite 3-500, San Francisco, CA 94129

September 23, 2024

Kurv Yield Premium ETFs

each a series of NEOS ETF Trust

13 Riverside Avenue, Westport, CT 06880

September 23, 2024

Dear Shareholder:

On behalf of the Board of Trustees of NEOS ETF Trust, we invite you to a Special Meeting of Shareholders (the “Special Meeting”) of the Kurv Yield Premium Strategy Amazon (AMZN) ETF, Kurv Yield Premium Strategy Apple (APPL) ETF, Kurv Yield Premium Strategy Microsoft (MSFT) ETF, Kurv Yield Premium Strategy Google (GOOGL) ETF, Kurv Yield Premium Strategy Tesla (TSLA) ETF and Kurv Yield Premium Strategy Netflix (NFLX) ETF (each a “Target Fund” and collectively the “Target Funds”), each a series of NEOS ETF Trust, on November 13, 2024, at the principal executive offices of Kurv Investments, LLC, 1 Letterman Drive, Building C, Suite 3-500, San Francisco, CA 94129, at 1:00 pm Eastern time.

As discussed in more detail in the enclosed Combined Proxy Statement and Prospectus, at the Special Meeting, the shareholders of the Target Funds as of September 13, 2024 (the record date) will be asked to consider and vote to approve an Agreement and Plan of Reorganization (the “Plan”) to reorganize the Target Funds into the corresponding new funds Kurv Yield Premium Strategy Amazon (AMZN) ETF, Kurv Yield Premium Strategy Apple (APPL) ETF, Kurv Yield Premium Strategy Microsoft (MSFT) ETF, Kurv Yield Premium Strategy Google (GOOGL) ETF, Kurv Yield Premium Strategy Tesla (TSLA) ETF and Kurv Yield Premium Strategy Netflix (NFLX) ETF (the “Acquiring Funds”), which are newly created series of Kurv ETF Trust (each a “Reorganization” and, collectively, the “Reorganizations”).  Kurv Investment Management LLC (“Kurv” or the “Adviser”) will remain the investment adviser to the Acquiring Funds, however, as a result of the Reorganizations, there will no longer be a sub-adviser. The investment objective of each Acquiring Fund is identical to the investment objective of the corresponding Target Fund. The principal investment strategies of the Acquiring Funds are identical to those of the Target Funds. The principal risks of investments in the Target Funds and the corresponding Acquiring Funds are also identical. In addition, the Administrator and Fund Accounting Agent, Transfer Agent, Custodian Independent Registered Public Accounting Firm are the same for each Target Fund and Acquiring Fund, while the Distributor and Principal Underwriter and Legal Counsel differ between the Acquiring Funds and Target Funds.

The Acquiring Funds were established solely for the purpose of acquiring all of the assets and liabilities of the Target Funds and continuing the Target Funds’ business. Upon shareholder approval and effectiveness of the Plan, you will receive shares of the applicable Acquiring Fund equivalent to the value of your Target Fund shares as of the closing date of the Reorganizations in complete liquidation and cancellation of the outstanding shares of the Target Fund, and you will no longer be a shareholder of the Target Fund(s), but will become a shareholder of the Acquiring Fund(s). No sales loads, commissions, or other transactional fees will be imposed on shareholders in connection with the tax-free exchange of their shares. See “Will I incur any direct or indirect fees or expenses as a result of a Reorganization?” in the attached “Questions and Answers” for additional information.

Additional information about the Acquiring Fund is included in Appendix D of the Combined Proxy Statement and Prospectus and in the Statement of Additional Information related to the Combined Proxy Statement and Prospectus.

YOUR VOTE IS IMPORTANT.

The Board of Trustees of NEOS ETF Trust believes that each proposed Reorganization is in the best interest of the respective Target Funds’ shareholders and recommends that you vote “FOR” the approval of the Plan to authorize each such Reorganization with respect to the Target Fund(s) of which you are a shareholder.

You can vote in one of four ways:

•	By mail with the enclosed proxy card;

•	By internet through the website listed in the proxy voting instructions;

•	By automated touchtone using the toll-free number listed in the proxy voting instructions; or

•	In person at the Special Meeting on November 13, 2024.

Thank you for your consideration of this important proposal. Your vote is extremely important, so please read the enclosed Combined Proxy Statement and Prospectus carefully and submit your vote. If you have any questions about the proposal, please call our proxy solicitor, [ ] at [ ].

Your vote is very important to us. Thank you for your response.

Sincerely,

Howard Chan

President

Kurv ETF Trust

Kurv Yield Premium Strategy Amazon (AMZN) ETF

Kurv Yield Premium Strategy Apple (APPL) ETF

Kurv Yield Premium Strategy Microsoft (MSFT) ETF

Kurv Yield Premium Strategy Google (GOOGL) ETF

Kurv Yield Premium Strategy Tesla (TSLA) ETF

Kurv Yield Premium Strategy Netflix (NFLX) ETF

Each a series of NEOS ETF Trust

13 Riverside Avenue, Westport, CT 06880

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 13, 2024

To the Shareholders of Kurv Yield Premium Strategy Amazon (AMZN) ETF, Kurv Yield Premium Strategy Apple (APPL) ETF, Kurv Yield Premium Strategy Microsoft (MSFT) ETF, Kurv Yield Premium Strategy Google (GOOGL) ETF, Kurv Yield Premium Strategy Tesla (TSLA) ETF and Kurv Yield Premium Strategy Netflix (NFLX) ETF:

NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders (the “Special Meeting”) of the Kurv Yield Premium Strategy Amazon (AMZN) ETF, Kurv Yield Premium Strategy Apple (APPL) ETF, Kurv Yield Premium Strategy Microsoft (MSFT) ETF, Kurv Yield Premium Strategy Google (GOOGL) ETF, Kurv Yield Premium Strategy Tesla (TSLA) ETF and Kurv Yield Premium Strategy Netflix (NFLX) ETF (each a “Target Fund” and collectively the “Target Funds”), each a series of NEOS ETF Trust, will be held on November 13, 2024, at the principal executive offices of Kurv Investments, LLC, 1 Letterman Drive, Building C, Suite 3-500, San Francisco, CA 94129, at 1:00 pm Eastern time.

At the Special Meeting, you and the other shareholders of the Target Funds will be asked to consider and vote to approve the Agreement and Plan of Reorganization (the “Plan”) approved by the NEOS ETF Trust Board of Trustees (the “NEOS Board”), which provides for the reorganization of each of the Target Funds, each a series of NEOS ETF Trust, into an identically named corresponding new newly created series of Kurv ETF Trust (each a “Reorganization” and, collectively, the “Reorganizations”).

Each Reorganization would occur by transferring all the assets and liabilities of the respective Target Fund to its corresponding Acquiring Fund. If shareholders approve the Plan for your Target Fund, on the closing date of the Reorganization, your Target Fund shares will be exchanged for shares of the corresponding Acquiring Fund equal in value to the net asset value of your Target Fund shares immediately prior to the Reorganization in complete liquidation and cancellation of the outstanding shares of the Target Fund, and you will no longer be a shareholder of the Target Fund. Importantly, approval of the Reorganization will not result in any increase in shareholder fees or expenses.

The approval of a Target Fund’s Reorganization is not contingent upon the approval of any other Target Fund’s Reorganization. Therefore, if shareholders of a Target Fund do not approve the Reorganization, then that Target Fund will not be reorganized into its corresponding Acquiring Fund and the NEOS Board will consider what further actions to take, if any. with respect to that Target Fund, which may include the continued solicitation of proxies for the Reorganization or the continuation of the Target Fund within the NEOS structure.

Each Reorganization is intended to qualify as a tax-free organization for U.S. federal tax purposes. No sales charges will be imposed in connection with the Reorganization. The shares of the Acquiring Fund you receive will have the same aggregate net asset value as that of your shares of the corresponding Target Fund at the time of the Reorganization. Shares will be exchanged as follows:

NEOS ETF Trust (Target Funds)		Kurv ETF Trust (Acquiring Funds)
Kurv Yield Premium Strategy Amazon (AMZN) ETF	→	Kurv Yield Premium Strategy Amazon (AMZN) ETF

Kurv Yield Premium Strategy Apple (APPL) ETF	→	Kurv Yield Premium Strategy Apple (APPL) ETF

Kurv Yield Premium Strategy Microsoft (MSFT) ETF	→	Kurv Yield Premium Strategy Microsoft (MSFT) ETF

Kurv Yield Premium Strategy Google (GOOGL) ETF	→	Kurv Yield Premium Strategy Google (GOOGL) ETF

Kurv Yield Premium Strategy Tesla (TSLA) ETF	→	Kurv Yield Premium Strategy Tesla (TSLA) ETF

Kurv Yield Premium Strategy Netflix (NFLX) ETF	→	Kurv Yield Premium Strategy Netflix (NFLX) ETF

The persons designated as proxies may use their discretionary authority to vote as instructed by management of a Target Fund on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the U.S. Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

Holders of record of the shares of beneficial interest in the Target Funds as of the close of business on September 13, 2024 (the record date) are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve the Plan are not obtained, the chairman of the Special Meeting may adjourn the Special Meeting one or more times to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal.

This Notice of Special Meeting of Shareholders and the Combined Proxy Statement and Prospectus are available on the internet at [______ ], or by calling (toll-free) [_______]. On this webpage, you also will be able to access the Target Funds’ Prospectus, the Acquiring Funds’ Prospectus, and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

By order of the Board of Trustees of NEOS ETF Trust,

Garrett Paolella Chairman NEOS ETF Trust

September 23, 2024

HOW TO VOTE YOUR SHARES

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

We urge you to vote your shares. Your prompt vote may save the Target Funds the necessity of further solicitations to ensure a quorum at the reconvened Special Meeting. You may cast your vote by mail, by the internet, or by automated touchtone as set forth below:

•	Mail: To vote your proxy by mail, check the appropriate voting box on your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date, and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.

The options below are available 24 hours a day / 7 days a week.

•	Internet: The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on your proxy card.

•	Automated Touchtone: The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card. You must have the control number found on your proxy card.

If you have any questions regarding the proposal, the proxy card, or need assistance voting your shares, please contact the Target Funds’ proxy solicitor, [ ], at [ ]. If the Target Funds do not receive your voting instructions after our original mailing, you may be contacted by [ ], NEOS ETF Trust, or any of their affiliates to remind you to vote.

If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so. If you hold your shares in “street name” through a broker, bank, or other nominee, you should contact your nominee about voting in person at the Special Meeting.

Kurv Yield Premium Strategy Amazon (AMZN) ETF

Kurv Yield Premium Strategy Apple (APPL) ETF

Kurv Yield Premium Strategy Microsoft (MSFT) ETF

Kurv Yield Premium Strategy Google (GOOGL) ETF

Kurv Yield Premium Strategy Tesla (TSLA) ETF

Kurv Yield Premium Strategy Netflix (NFLX) ETF

Each a series of NEOS ETF Trust

13 Riverside Avenue, Westport, CT 06880

QUESTIONS AND ANSWERS

Question: What is this document and why did you send it to me?

Answer: The attached Combined Proxy Statement and Prospectus (the “Proxy Statement”) is a proxy statement for Kurv Yield Premium Strategy Amazon (AMZN) ETF, Kurv Yield Premium Strategy Apple (APPL) ETF, Kurv Yield Premium Strategy Microsoft (MSFT) ETF, Kurv Yield Premium Strategy Google (GOOGL) ETF, Kurv Yield Premium Strategy Tesla (TSLA) ETF and Kurv Yield Premium Strategy Netflix (NFLX) ETF (each a “Target Fund” and collectively the “Target Funds”), each a series of NEOS ETF Trust, and a prospectus for the shares of the Kurv Yield Premium Strategy Amazon (AMZN) ETF, Kurv Yield Premium Strategy Apple (APPL) ETF, Kurv Yield Premium Strategy Microsoft (MSFT) ETF, Kurv Yield Premium Strategy Google (GOOGL) ETF, Kurv Yield Premium Strategy Tesla (TSLA) ETF and Kurv Yield Premium Strategy Netflix (NFLX) ETF (each an “Acquiring Fund” and collectively the “Acquiring Funds”) each a newly created series of Kurv ETF Trust (formerly known as Esoterica Thematic Trust), an open-end management investment company registered with the U.S. Securities and Exchange Commission (“SEC”). The purposes of the Proxy Statement are to (1) solicit votes from shareholders of each Target Fund to approve the proposed reorganization of the Target Fund into the corresponding Acquiring Fund (each a “Reorganization” and, collectively, the “Reorganizations”), as described in the Agreement and Plan of Reorganization between NEOS ETF Trust and Kurv ETF Trust (the “Plan”), a copy of which is attached to the Proxy Statement as Appendix A, and (2) provide information regarding the shares of the Acquiring Funds. Approval of the Target Funds’ shareholders is required to proceed with each Reorganization. If the shareholders of a Target Fund do not approve the proposal, then the applicable Reorganization will not be implemented and the Board of Trustees of NEOS ETF Trust (the “NEOS Board”) will consider what further actions to take.

The Proxy Statement contains information that you should know before voting on one or more Reorganizations, including additional information about the Acquiring Funds in Appendix D and the Statement of Additional Information related to the Proxy Statement. The Proxy Statement should be retained for future reference.

Question: How does the NEOS ETF Trust Board of Trustees recommend that I vote?

Answer: After careful consideration, the NEOS Board recommends that shareholders vote “FOR” the Plan in connection with each Reorganization.

Question: Who will manage the Acquiring Fund?

Answer: Kurv Investment Management, LLC, will remain the investment adviser to the Acquiring Funds, however, as a result of the Reorganizations, there will no longer be a sub-adviser.

Question: Are the investment objectives and strategies of the Acquiring Funds similar to the investment objectives and strategies of the Target Funds?

Answer: The investment objectives and principal investment strategies of each Target Fund and the corresponding Acquiring Fund are identical.

Question: What is the purpose of the Reorganizations?

Answer: The primary purpose of the Reorganizations is for the Acquiring Funds to acquire the assets of the corresponding Target Funds and continue the business of the Target Funds. Shareholders are being asked to approve the Plan providing for: (i) the acquisition by Kurv ETF Trust, a Delaware statutory trust, on behalf of the Acquiring Funds, of all of the property and other assets of each corresponding Target Fund, in exchange solely for shares of beneficial interest of the Acquiring Fund; (ii) the assumption by the Kurv ETF Trust, on behalf of each Acquiring Fund, of all liabilities of the corresponding Target Fund; (iii) the distribution of the shares of each Acquiring Fund to the shareholders of the corresponding Target Fund according to their respective interests in complete liquidation of each such Target Fund; and (iv) the termination of each Target Fund as series of NEOS ETF Trust as soon as practicable after the distribution.

Question: How will the Reorganizations work?

Answer: As part of the Reorganizations, a new series of Kurv ETF Trust, referred to as an “Acquiring Fund,” with the same investment policies and strategies as the corresponding Target Fund, has been created. Each Acquiring Fund is newly organized and has no assets or liabilities. If the Target Fund’s shareholders approve the Plan, each Target Fund will transfer all of its assets to the corresponding Acquiring Fund in return for shares of the corresponding Acquiring Fund and the corresponding Acquiring Fund’s assumption of the Target Fund’s liabilities. Existing shareholders of the Target Fund will become shareholders of the corresponding Acquiring Fund and, immediately after the Reorganization, each shareholder will hold shares of the corresponding Acquiring Fund with a value equal to the aggregate net asset value of each Target Fund shares that the shareholder held immediately prior to the Reorganization. Subsequently, each Target Fund will be terminated.

Please refer to the Proxy Statement for a detailed explanation of the proposal. If the Plan is approved by shareholders of the Target Funds at the Special Meeting of Shareholders (the “Special Meeting”), the Reorganization is expected to be effective on or about November 15, 2024.

Question: Will I become an Acquiring Fund shareholder as a result of the Reorganizations?

Answer: Yes, you will become a shareholder of the Acquiring Fund and will no longer be a shareholder of the corresponding Target Fund of which you currently own shares. You will receive shares of the applicable Acquiring Fund with a value equal to the aggregate net asset value of your shares of the Target Fund held immediately prior to the Reorganization.

Question: Will there be changes to the Board of Trustees and service providers for the Acquiring Funds?

Answer: NEOS ETF Trust and Kurv ETF Trust have different Boards of Trustees and different Principal Underwriters and Legal Counsels; however, NEOS ETF Trust and Kurv ETF Trust have the same Administrator, Transfer Agent, Custodian and Independent Registered Public Accounting Firm.

	Target Funds	Acquiring Funds
Administrator and Fund Accounting Agent	U.S. Bancorp Fund Services, LLC	Same
Transfer Agent	U.S. Bancorp Fund Services, LLC	Same
Custodian	U.S. Bank National Association	Same
Distributor and Principal Underwriter	Foreside Fund Services, LLC	Paralel Distributors, LLC
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Same
Legal Counsel	Thompson Hine LLP	Alston & Bird LLP

Question: Will the Reorganizations affect the ongoing fees and expenses I pay as a shareholder of the Target Funds?

Answer: No. The fees and expenses will remain the same. Each Acquiring Fund will have the same unitary fee arrangement that is in place for the corresponding Target Fund (pursuant to which Kurv Investment Management, LLC agrees to pay the Acquiring Fund’s operating expenses with only limited exceptions).

Question: Will I own the same number of shares of the Acquiring Funds as I currently own of the Target Funds?

Answer: Although the number of shares of the Acquiring Fund you receive may differ from the number of shares of the Target Fund you currently hold, in exchange for your shares of the corresponding Target Fund, you will receive shares of the Acquiring Fund equal in value to the net asset value of your shares of the corresponding Target Funds immediately prior to the applicable Reorganization.

Question: Will the Reorganizations result in any taxes?

Answer: Each Reorganization is expected to qualify as a “reorganization” within the meaning of section 368(a)(1)(F) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). In general, each Target Fund will not recognize any gain or loss as a direct result of the transfer of all of its assets and liabilities in exchange for shares of the corresponding Acquiring Fund or as a result of its liquidation and termination, and shareholders of the Target Fund will not recognize any gain or loss upon receipt of shares of the corresponding Acquiring Fund in connection with the Reorganization. Shareholders of the Target Funds should consult their own tax advisers regarding the federal, state, local, and other tax treatment and implications of the applicable Reorganization in light of their individual circumstances.

Question: Will my basis change as a result of a Reorganization?

Answer: No, your aggregate tax basis for federal income tax purposes of the Acquiring Fund shares that you receive in the applicable Reorganization will be the same as the basis of the corresponding Target Fund shares that you held immediately before the Reorganization.

Question: Will I incur any direct or indirect fees or expenses as a result of a Reorganization?

Answer: No commission or other direct transactional fees will be imposed on shareholders in connection with any Reorganization.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the proposals can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. Your vote is very important to us regardless of the number of shares you own.

Question: Who is paying expenses related to the Special Meeting and the Reorganizations?

Answer: Kurv Investment Management LLC will bear all expenses relating to the Reorganizations, including the costs relating to the Special Meeting and Proxy Statement.

Question: Will a Reorganization affect my ability to buy and sell shares?

Answer: No. You may continue to make additional purchases or sales of each Target Fund shares through your financial intermediary up to and including the day of the Reorganization applicable to you, which is anticipated to be on or about November 15, 2024. Any purchases or sales of Target Fund shares made after the Reorganization will be purchases or sales of the Acquiring Fund. If the Reorganization is approved, your shares of each Target Fund will automatically be converted to shares of the corresponding Acquiring Fund.

Question: What will happen if the Plan is not approved by shareholders?

Answer: If shareholders of a Target Fund do not approve the Plan, then the Target Fund will not be reorganized into the corresponding Acquiring Fund and the NEOS Board will consider what further actions to take with respect to the Target Fund. In such event, the Target Fund will continue to operate and Kurv Investment Management, LLC and NEOS Investment Management LLC will continue to serve as investment adviser and sub-adviser, respectively, to the Target Fund while the NEOS Board considers other alternatives in the best interest of the Target Fund’s shareholders. Whether or not the Reorganization of one Target Fund and corresponding Acquiring Fund is approved will not impact the other Reorganizations.

Question: How do I vote my shares?

Answer: You can vote your shares as indicated under “HOW TO VOTE YOUR SHARES” which immediately precedes this Question and Answers section.

Question: Who do I call if I have questions?

Answer: If you have any questions regarding the proposals or the proxy card, or need assistance voting your shares, please call the Target Funds’ proxy solicitor, [ ], toll-free at [ ].

COMBINED PROXY STATEMENT AND PROSPECTUS

September 23, 2024

For the Reorganization of

Kurv Yield Premium Strategy Amazon (AMZN) ETF

Kurv Yield Premium Strategy Apple (APPL) ETF

Kurv Yield Premium Strategy Microsoft (MSFT) ETF

Kurv Yield Premium Strategy Google (GOOGL) ETF

Kurv Yield Premium Strategy Tesla (TSLA) ETF

Kurv Yield Premium Strategy Netflix (NFLX) ETF

Each a series of NEOS ETF Trust

13 Riverside Avenue, Westport, CT 06880

into

Kurv Yield Premium Strategy Amazon (AMZN) ETF

Kurv Yield Premium Strategy Apple (APPL) ETF

Kurv Yield Premium Strategy Microsoft (MSFT) ETF

Kurv Yield Premium Strategy Google (GOOGL) ETF

Kurv Yield Premium Strategy Tesla (TSLA) ETF

Kurv Yield Premium Strategy Netflix (NFLX) ETF

Each a series of Kurv ETF Trust

1 Letterman Drive, Building C, Suite 3-500, San Francisco, CA 94129

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “NEOS Board”) of NEOS ETF Trust for use when the Special Meeting of Shareholders (the “Special Meeting”) of the Kurv Yield Premium Strategy Amazon (AMZN) ETF, Kurv Yield Premium Strategy Apple (APPL) ETF, Kurv Yield Premium Strategy Microsoft (MSFT) ETF, Kurv Yield Premium Strategy Google (GOOGL) ETF, Kurv Yield Premium Strategy Tesla (TSLA) ETF and Kurv Yield Premium Strategy Netflix (NFLX) ETF, each a series of NEOS ETF Trust (individually a “Target Fund” and collectively the “Target Funds”), is held at the principal executive offices of Kurv Investments, LLC, 1 Letterman Drive, Building C, Suite 3-500, San Francisco, CA 94129, on November 13, 2024, at 1:00 pm Eastern time. At the Special Meeting, shareholders of the Target Fund will be asked to consider and vote upon the following proposals (the “Proposals”):

(i) each Target Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for (a) the corresponding Acquiring Fund’s assumption of all of the Target Fund’s liabilities as described herein, and (b) shares of the corresponding Acquiring Fund of equal value to the net assets of the Target Fund being acquired, and (ii) each Target Fund will immediately distribute the shares of the corresponding Acquiring Fund to shareholders of each Target Fund, in connection with the liquidation and termination of each Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (such transaction, the “Reorganization”)

1.        To approve an Agreement and Plan of Reorganization (the “Plan”) providing for (i) the transfer of all of the assets of each of the Kurv Yield Premium Strategy Amazon (AMZN) ETF, Kurv Yield Premium Strategy Apple (APPL) ETF, Kurv Yield Premium Strategy Microsoft (MSFT) ETF, Kurv Yield Premium Strategy Google (GOOGL) ETF, Kurv Yield Premium Strategy Tesla (TSLA) ETF and Kurv Yield Premium Strategy Netflix (NFLX) ETF, each a series of NEOS ETF Trust (each a “Target Fund” and together the “Target Funds”) to its corresponding Acquiring Fund, each a newly created series of Kurv ETF Trust (each an “Acquiring Fund” and together the “Acquiring Funds”), in exchange for (a) the corresponding Acquiring Fund’s assumption of the respective Target Fund’s liabilities, and (b) shares of the corresponding Acquiring Fund of equal value to the net assets of the Target Fund being acquired, and (ii) the immediate distribution by each Target Fund of the shares of the corresponding Acquiring Fund to shareholders of the respective Target Fund, in connection with the liquidation and termination of each Target Fund (each a “Reorganization” and together the “Reorganizations”); and

2. To transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

After careful consideration, the Board recommends that shareholders vote “FOR” the proposals.

The Plan provides that all of the assets of each Target Fund will be transferred to the corresponding Acquiring Fund in exchange for shares of beneficial interest (“shares”) of the corresponding Acquiring Fund and the indicated Acquiring Fund’s assumption of all the Target Fund’s liabilities. If shareholders of a Target Fund vote to approve the Plan, shareholders of the Target Fund will receive shares of the indicated Acquiring Fund with a value equal to the aggregate net asset value (“NAV”) of their shares of the Target Fund held immediately prior to the Reorganization in complete liquidation and termination of the Target Fund. The table below shows the Target Funds and Acquiring Funds.

Target Fund (each a series of NEOS ETF Trust)	Acquiring Fund (each a series of Kurv ETF Trust)
Kurv Yield Premium Strategy Amazon (AMZN) ETF	Kurv Yield Premium Strategy Amazon (AMZN) ETF
Kurv Yield Premium Strategy Apple (APPL) ETF	Kurv Yield Premium Strategy Apple (APPL) ETF
Kurv Yield Premium Strategy Microsoft (MSFT) ETF	Kurv Yield Premium Strategy Microsoft (MSFT) ETF
Kurv Yield Premium Strategy Google (GOOGL) ETF	Kurv Yield Premium Strategy Google (GOOGL) ETF
Kurv Yield Premium Strategy Tesla (TSLA) ETF	Kurv Yield Premium Strategy Tesla (TSLA) ETF
Kurv Yield Premium Strategy Netflix (NFLX) ETF	Kurv Yield Premium Strategy Netflix (NFLX) ETF

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof. This Proxy Statement sets forth concisely the basic information you should know before voting on the proposal. You should read it and keep it for future reference.

The following documents containing additional information about each Target Fund, each having been filed with the SEC, are incorporated by reference into (legally considered to be part of) this Proxy Statement:

Kurv Yield Premium Strategy Amazon (AMZN) ETF

•	the Prospectus of the Target Fund, dated October 18, 2023 (File Nos. 333-253997 and 811-23645);

•	the Statement of Additional Information of the Target Fund, dated October 18, 2023 (File Nos. 333-253997 and 811-23645); and

•	the Annual Report for the Target Fund for the period ended May 31, 2024 (File No. 811-23645).

Kurv Yield Premium Strategy Apple (APPL) ETF

•	the Prospectus of the Target Fund, dated October 18, 2023 (File Nos. 333-253997 and 811-23645);

•	the Statement of Additional Information of the Target Fund, dated October 18, 2023 (File Nos. 333-253997 and 811-23645); and

•	the Annual Report for the Target Fund for the period ended May 31, 2024 (File No. 811-23645).

Kurv Yield Premium Strategy Microsoft (MSFT) ETF

•	the Prospectus of the Target Fund, dated October 18, 2023 (File Nos. 333-253997 and 811-23645);

•	the Statement of Additional Information of the Target Fund, dated October 18, 2023 (File Nos. 333-253997 and 811-23645); and

•	the Annual Report for the Target Fund for the period ended May 31, 2024 (File No. 811-23645).

Kurv Yield Premium Strategy Google (GOOGL) ETF

•	the Prospectus of the Target Fund, dated October 18, 2023 (File Nos. 333-253997 and 811-23645);

•	the Statement of Additional Information of the Target Fund, dated October 18, 2023 (File Nos. 333-253997 and 811-23645); and

•	the Annual Report for the Target Fund for the period ended May 31, 2024 (File No. 811-23645).

Kurv Yield Premium Strategy Tesla (TSLA) ETF

•	the Prospectus of the Target Fund, dated October 18, 2023 (File Nos. 333-253997 and 811-23645);

•	the Statement of Additional Information of the Target Fund, dated October 18, 2023 (File Nos. 333-253997 and 811-23645); and

•	the Annual Report for the Target Fund for the period ended May 31, 2024 (File No. 811-23645).

Kurv Yield Premium Strategy Netflix (NFLX) ETF

•	the Prospectus of the Target Fund, dated October 18, 2023 (File Nos. 333-253997 and 811-23645);

•	the Statement of Additional Information of the Target Fund, dated October 18, 2023 (File Nos. 333-253997 and 811-23645); and

•	the Annual Report for the Target Fund for the period ended May 31, 2024 (File No. 811-23645).

This Proxy Statement will be mailed on or about September 24, 2024 to shareholders of record of each Target Fund as of September 13, 2024.

The Target Funds’ Prospectus and Annual Reports have previously been delivered to shareholders of the Target Funds. Additional information about the Acquiring Funds that will be included in the Acquiring Funds’ Prospectus, when available, is included in Appendix D to this Proxy Statement. The Acquiring Funds are newly-organized and currently have no assets or liabilities. The Acquiring Funds have been created in connection with the Reorganization for the purpose of acquiring the assets and liabilities of the Target Fund and will not commence operations until the date of the Reorganization.

Copies of the Proxy Statement, Proxy Statement SAI, and any of the foregoing documents relating to the Target Funds is available upon request and without charge by writing the Target Funds’ distributor, Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, by visiting the Target Fund’s website at www.kurvinvest.com, or by calling 833-955-KURV (5878). Copies of documents relating to the Acquiring Funds, when available, may be obtained upon request and without charge by writing to the Acquiring Funds’ Administrator , U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, WI 53202, by calling (toll-free) at 833-955-KURV (5878) or visiting www.kurvinvest.com.

No person has been authorized to give any information or make any representation not contained in this Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

An investment in any Target Fund or the Acquiring Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in any fund involves investment risk, including the possible loss of principal.

PROPOSAL – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

OVERVIEW OF THE PROPOSED REORGANIZATION

The Board of Trustees of NEOS ETF Trust recommends that shareholders of each Target Fund approve the Plan, pursuant to which the Target Funds will reorganize into the indicated Acquiring Fund listed below and each Target Fund shareholder will become a shareholder of the indicated Acquiring Fund. A copy of the Plan is attached to this Proxy Statement as Appendix A. At a meeting held on June 11, 2024, the NEOS Board considered the Reorganization. Based upon the NEOS Board’s evaluation of the terms of the Plan and other relevant information presented to the NEOS Board in advance of the meeting, and in light of its fiduciary duties under federal and state law, the NEOS Board determined that the Reorganization is in the best interests of each Target Fund and its shareholders. See the section entitled “Board Considerations” for a summary of the factors considered and conclusions drawn by the NEOS Board in approving the Plan and authorizing the submission of the Plan to shareholders for approval.

Target Fund (each a series of NEOS ETF Trust)	Acquiring Fund (each a series of Kurv ETF Trust)
Kurv Yield Premium Strategy Amazon (AMZN) ETF	Kurv Yield Premium Strategy Amazon (AMZN) ETF
Kurv Yield Premium Strategy Apple (APPL) ETF	Kurv Yield Premium Strategy Apple (APPL) ETF
Kurv Yield Premium Strategy Microsoft (MSFT) ETF	Kurv Yield Premium Strategy Microsoft (MSFT) ETF
Kurv Yield Premium Strategy Google (GOOGL) ETF	Kurv Yield Premium Strategy Google (GOOGL) ETF
Kurv Yield Premium Strategy Tesla (TSLA) ETF	Kurv Yield Premium Strategy Tesla (TSLA) ETF
Kurv Yield Premium Strategy Netflix (NFLX) ETF	Kurv Yield Premium Strategy Netflix (NFLX) ETF

In connection with the Reorganization, a new series of Kurv ETF Trust, referred to as the “Acquiring Fund,” with identical investment strategies as the corresponding Target Fund, has been created. If the shareholders of a Target Fund approve the Plan, the Reorganization will have these primary steps:

•	All of the assets of the Target Fund will be transferred to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all the Target Fund’s liabilities;

•	Immediately after the transfer of the Target Fund’s assets as provided for in the Plan, the Target Fund will distribute shares of the corresponding Acquiring Fund received by the Target Fund pro rata to their shareholders in redemption of the outstanding shares of the Target Fund;

•	The Target Fund will be liquidated and terminated.

The consummation of one proposed reorganization is not contingent upon the consummation of any other proposed reorganization. A Target Fund will not be obligated to consummate its proposed reorganization if another Target Fund has not obtained the requisite shareholder approval with respect to that Target Fund. Approval of the Plan will constitute approval of the transfer of the Target Fund’s assets to the corresponding Acquiring Fund, the assumption of the Target Fund’s liabilities by the corresponding Acquiring Fund, the distribution of the corresponding Acquiring Fund shares to the Target Fund’s shareholders, and the liquidation and termination of the Target Fund. Shares of each Acquiring Fund issued in connection with the Reorganization will have an aggregate NAV equal to the aggregate value of the assets that the corresponding Target Fund transferred to the Acquiring Fund, less the Target Fund’s liabilities that the Acquiring Fund assumes. As a result of the Reorganization, existing shareholders of the Target Fund will become shareholders of the corresponding Acquiring Fund. Shareholders of each Target Fund will receive shares of the corresponding Acquiring Fund with a value equal to the aggregate NAV of their shares of the Target Fund held immediately prior to the Reorganization. No commissions or other transaction fees will be charged to the Target Fund’s shareholders in connection with the Reorganization.

For U.S. federal income tax purposes, each Reorganization is expected to qualify as a “reorganization” within the meaning of section 368(a)(1)(F) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). In general, each Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets in exchange for shares of the corresponding Acquiring Fund and the corresponding Acquiring Fund’s assumption of the Target Fund’s liabilities or as a result of its liquidation and termination, and shareholders of each Target Fund will not recognize any gain or loss upon receipt of shares of the corresponding Acquiring Fund in connection with the Reorganization. As a non-waivable condition to each Reorganization, Kurv ETF Trust and NEOS ETF Trust will receive an opinion from tax counsel to Kurv ETF Trust to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes as defined by Section 368(a) of the Code.

EFFECT OF THE REORGANIZATION

The primary purpose of the Reorganization is for the Acquiring Funds to acquire the assets of the Target Funds and continue the business of the Target Funds. Certain basic information about the Target Funds and Acquiring Funds is provided in the table below.

	Target Fund	Acquiring Fund
Identity of Fund

Kurv Yield Premium Strategy Amazon (AMZN) ETF

Kurv Yield Premium Strategy Apple (APPL) ETF

Kurv Yield Premium Strategy Microsoft (MSFT) ETF

Kurv Yield Premium Strategy Google (GOOGL) ETF

Kurv Yield Premium Strategy Tesla (TSLA) ETF

Kurv Yield Premium Strategy Netflix (NFLX) ETF

each a series of NEOS ETF Trust (an open-end management investment company registered with the SEC)

Kurv Yield Premium Strategy Amazon (AMZN) ETF

Kurv Yield Premium Strategy Apple (APPL) ETF

Kurv Yield Premium Strategy Microsoft (MSFT) ETF

Kurv Yield Premium Strategy Google (GOOGL) ETF

Kurv Yield Premium Strategy Tesla (TSLA) ETF

Kurv Yield Premium Strategy Netflix (NFLX) ETF

each a series of Kurv ETF Trust (an open-end management investment company registered with the SEC)

Investment Adviser	Kurv Investment Management LLC	Kurv Investment Management LLC
Sub-Adviser	NEOS Investment Management LLC	None
Portfolio Managers	Troy Cates, Garrett Paolella and Ryan Houlton	Dominique Tersin
Management Fee	1.15% for each Target Fund	Same
Expense Limit	0.99% for each Target Fund	Same
Investment Objective	Each Target Fund seeks to provide current income.	Same.
Listing Exchange	All Target Funds are on the CBOE BZX Exchange, Inc.	Same
Form of Organization	Series of a Delaware statutory trust	Series of a Delaware statutory trust

After the Reorganizations, Kurv Investment Management LLC, which currently serves as the investment adviser to the Target Funds, will be the investment adviser of the Target Funds.

Shareholders will continue to be able to make additional purchases or sales of each Target Fund shares through their financial intermediary up to and including the day of the Reorganization. If the Reorganization is approved, each Target Fund shares will automatically be converted to the indicated Acquiring Fund shares.

SUMMARY COMPARISON OF THE FUND

Fees and Expenses of the Fund

The table below describes the fees and expenses that you pay if you buy, hold, and sell shares of one or more Target Funds and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the corresponding Acquiring Fund after giving effect to the applicable Reorganization. Expenses for each Target Fund are based on operating expenses of the Target Fund for the fiscal year ended May 31, 2024. Expenses for the Acquiring Funds are pro forma operating expenses of the Acquiring Funds for the same period, assuming the Reorganizations had occurred prior to the start of the period. This table and the Example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Fund shares.

Kurv Yield Premium Strategy Amazon (AMZN) ETF

Fees and Expenses	Target Fund Shares	Acquiring Fund Shares (pro forma)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.15%	1.15%
Distribution (12b-1) Fees	NONE	NONE
Other Expenses(1)	0.00%	0.00%
Total Annual Fund Operating Expenses	1.15%	1.15%
Fee Waiver and/or Expense Reimbursement(2), (3)	(0.16%)	(0.16%)
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	0.99%	0.99%

Kurv Yield Premium Strategy Apple (APPL) ETF

Fees and Expenses	Target Fund Shares	Acquiring Fund Shares (pro forma)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.15%	1.15%
Distribution (12b-1) Fees	NONE	NONE
Other Expenses(1)	0.00%	0.00%[1]
Total Annual Fund Operating Expenses	1.15%	1.15%
Fee Waiver and/or Expense Reimbursement(2), (3)	(0.16%)	(0.16%)
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	0.99%	0.99%

Kurv Yield Premium Strategy Microsoft (MSFT) ETF

Fees and Expenses	Target Fund Shares	Acquiring Fund Shares (pro forma)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.15%	1.15%
Distribution (12b-1) Fees	NONE	NONE
Other Expenses(1)	0.00%	0.00%
Total Annual Fund Operating Expenses	1.15%	1.15%
Fee Waiver and/or Expense Reimbursement(2), (3)	(0.16%)	(0.16%)
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	0.99%	0.99%

Kurv Yield Premium Strategy Google (GOOGL) ETF

Fees and Expenses	Target Fund Shares	Acquiring Fund Shares (pro forma)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.15%	1.15%
Distribution (12b-1) Fees	NONE	NONE
Other Expenses(1)	0.00%	0.00%
Total Annual Fund Operating Expenses	1.15%	1.15%
Fee Waiver and/or Expense Reimbursement(2), (3)	(0.16%)	(0.16%)
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	0.99%	0.99%

Kurv Yield Premium Strategy Tesla (TSLA) ETF

Fees and Expenses	Target Fund Shares	Acquiring Fund Shares (pro forma)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.15%	1.15%
Distribution (12b-1) Fees	NONE	NONE
Other Expenses(1)	0.00%	0.00%
Total Annual Fund Operating Expenses	1.15%	1.15%
Fee Waiver and/or Expense Reimbursement(2), (3)	(0.16%)	(0.16%)
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	0.99%	0.99%

Kurv Yield Premium Strategy Netflix (NFLX) ETF

Fees and Expenses	Target Fund Shares	Acquiring Fund Shares (pro forma)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.15%	1.15%
Distribution (12b-1) Fees	NONE	NONE
Other Expenses(1)	0.00%	0.00%
Total Annual Fund Operating Expenses	1.15%	1.15%
Fee Waiver and/or Expense Reimbursement(2), (3)	(0.16%)	(0.16%)
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	0.99%	0.99%

(1) Other Expenses for each Acquiring Fund are based on estimated amounts for the current fiscal year with each Acquiring Fund’s anticipated service providers.

(2) Kurv Investment Management LLC has contractually agreed to waive its fees and reimburse expenses of each Target Fund until December 31, 2024, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than Kurv Investment Management LLC)) will not exceed 0.99%, of average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the applicable Target Fund within three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees of the NEOS ETF Trust on 60 days’ written notice to Kurv Investment Management LLC.

(3) Kurv Investment Management LLC has contractually agreed to waive its fees and reimburse expenses of each Acquiring Fund until November 30, 2025, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than Kurv Investment Management LLC)) will not exceed 0.99%, of average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the applicable Acquiring Fund within three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees of the Kurv ETF Trust on 60 days’ written notice to Kurv Investment Management LLC.

Example

The Example below is intended to help you compare the cost of investing in shares of the Target Fund with the cost of investing in shares of the Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the Acquiring Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Kurv Yield Premium Strategy Amazon (AMZN) ETF

	One Year	Three Years
Target Fund shares	$101	$350
Acquiring Fund shares – (pro forma)	$101	$350

Kurv Yield Premium Strategy Apple (APPL) ETF

	One Year	Three Years
Target Fund shares	$101	$350
Acquiring Fund shares – (pro forma)	$101	$350

Kurv Yield Premium Strategy Microsoft (MSFT) ETF

	One Year	Three Years
Target Fund shares	$101	$350
Acquiring Fund shares – (pro forma)	$101	$350

Kurv Yield Premium Strategy Google (GOOGL) ETF

	One Year	Three Years
Target Fund shares	$101	$350
Acquiring Fund shares – (pro forma)	$101	$350

Kurv Yield Premium Strategy Tesla (TSLA) ETF

	One Year	Three Years
Target Fund shares	$101	$350
Acquiring Fund shares – (pro forma)	$101	$350

Kurv Yield Premium Strategy Netflix (NFLX) ETF

	One Year	Three Years
Target Fund shares	$101	$350
Acquiring Fund shares – (pro forma)	$101	$350

Fund Performance

The Acquiring Funds will not commence operations until after the closing of the Reorganization. At that time, each Acquiring Fund will adopt the performance history of the corresponding Target Fund. The Target Funds Kurv Yield Premium Strategy Apple (APPL) ETF, Kurv Yield Premium Strategy Tesla (TSLA) ETF and Kurv Yield Premium Strategy Netflix (NFLX) ETF commenced operations on October 27, 2023, while the Kurv Yield Premium Strategy Amazon (AMZN) ETF, Kurv Yield Premium Strategy Microsoft (MSFT) ETF and Kurv Yield Premium Strategy Google (GOOGL) ETF commenced operations on October 31, 2023, therefore, none of the Target Funds have a full calendar’s worth of performance.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s Shares and securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. For the fiscal year ended May 31, 2024, each Target Fund’s portfolio turnover rate was:

Target Fund	Turnover Rate
Kurv Yield Premium Strategy Amazon (AMZN) ETF	0%
Kurv Yield Premium Strategy Apple (APPL) ETF	0%
Kurv Yield Premium Strategy Microsoft (MSFT) ETF	0%
Kurv Yield Premium Strategy Google (GOOGL) ETF	0%
Kurv Yield Premium Strategy Tesla (TSLA) ETF	0%
Kurv Yield Premium Strategy Netflix (NFLX) ETF	0%

Principal Investment Objectives, Strategies, and Policies

Each Target Fund and the corresponding Acquiring Fund have the same investment objectives and strategies, which are presented in the table below.

INVESTMENT OBJECTIVE
All Target Funds	All Acquiring Funds
The Fund seeks current income.	Same
PRINCIPAL INVESTMENT STRATEGIES
Kurv Yield Premium Strategy Amazon (AMZN) ETF
Target Fund	Acquiring Fund
The Fund is an actively managed exchange traded fund that seeks current income while maintaining the opportunity for exposure to the share price (i.e., the price returns) of the common stock of Amazon.com, Inc. (“AMZN”); however the strategy limits potential investment gains related to share price appreciation. The Fund seeks to employ its investment strategy as it relates to AMZN in all market, economic, or other conditions. The Fund uses a synthetic covered call strategy to provide (1) income derived from options premiums and (2) exposure to the share price returns of AMZN, subject to a limit on potential share price returns on AMZN as a result of the nature of the options strategy it employs. To replicate the returns of the underlying stock, the Sub-Adviser will purchase at the money call options and sell put options with the same expiration date and the same strike price that may range from 1-12 months from expiry. The Fund from time to time may also invest directly in shares of AMZN. In implementing the strategy, the Sub-Adviser actively manages the direct and synthetic long position of the Fund, deciding among other things the pricing and expiry of the call and put options used. The combined exposure to AMZN shares created by synthetic long positions achieved through options and any direct investment in shares will not exceed 100% of the net assets of the fund. In addition, the Sub-Adviser makes active decisions for the Fund regarding how to gain long exposure via long stock positions or synthetic long positions or a combination of both. Options contracts must be exercised or traded to close within a specified time frame before the options contract expires. The Fund may hold cash and cash equivalents and/or the underlying stock from time to time when there are disruptions in the options markets making it difficult or impractical to employ a covered call strategy to synthetically track the underlying stock. In such situations, the Fund may better track the performance of the underlying stock by holding it directly until disruptions in the options markets cease. In addition to achieving a long position in AMZN stock, either synthetically or through purchasing shares, the fund will hold positions in AMZN options contracts as described below.	Same except that references to “Sub-Adviser” are replaced with “Adviser”
Kurv Yield Premium Strategy Apple (AAPL) ETF
Target Fund	Acquiring Fund
The Fund is an actively managed exchange traded fund that seeks current income while maintaining the opportunity for exposure to the share price (i.e., the price returns) of the common stock of Apple Inc. (“AAPL”); however the strategy limits potential investment gains related to share price appreciation. The Fund seeks to employ its investment strategy as it relates to AAPL in all market, economic, or other conditions. The Fund uses a synthetic covered call strategy to provide (1) income derived from options premiums and (2) exposure to the share price returns of AAPL, subject to a limit on potential share price returns on AAPL as a result of the nature of the options strategy it employs. To replicate the returns of the underlying stock, the Sub-Adviser will purchase at the money call options and sell put options with the same expiration date and the same strike price that may range from 1-12 months from expiry. The Fund from time to time may also invest directly in shares of AAPL. In implementing the strategy, the Sub-Adviser actively manages the direct and synthetic long position of the Fund, deciding among other things the pricing and expiry of the call and put options used. The combined exposure to AAPL shares created by synthetic long positions achieved through options and any direct investment in shares will not exceed 100% of the net assets of the fund. In addition, the Sub-Adviser makes active decisions for the Fund regarding how to gain long exposure via long stock positions or synthetic long positions or a combination of both. Options contracts must be exercised or traded to close within a specified time frame before the options contract expires. The Fund may hold cash and cash equivalents and/or the underlying stock from time to time when there are disruptions in the options markets making it difficult or impractical to employ a covered call strategy to synthetically track the underlying stock. In such situations, the Fund may better track the performance of the underlying stock by holding it directly until disruptions in the options markets cease. In addition to achieving a long position in AAPL stock, either synthetically or through purchasing shares, the fund will hold positions in AAPL options contracts as described below.	Same except that references to “Sub-Adviser” are replaced with “Adviser”

Kurv Yield Premium Strategy Microsoft (MSFT) ETF
Target Fund	Acquiring Fund
The Fund is an actively managed exchange traded fund that seeks current income while maintaining the opportunity for exposure to the share price (i.e., the price returns) of the common stock of Microsoft Corporation (“MSFT”); however the strategy limits potential investment gains related to share price appreciation. The Fund seeks to employ its investment strategy as it relates to MSFT in all market, economic, or other conditions. The Fund uses a synthetic covered call strategy to provide (1) income derived from options premiums and (2) exposure to the share price returns of MSFT, subject to a limit on potential share price returns on MSFT as a result of the nature of the options strategy it employs. To replicate the returns of the underlying stock, the Sub-Adviser will purchase at the money call options and sell put options with the same expiration date and the same strike price that may range from 1-12 months from expiry. The Fund from time to time may also invest directly in shares of MSFT. In implementing the strategy, the Sub-Adviser actively manages the direct and synthetic long position of the Fund, deciding among other things the pricing and expiry of the call and put options used. The combined exposure to MSFT shares created by synthetic long positions achieved through options and any direct investment in shares will not exceed 100% of the net assets of the fund. In addition, the Sub-Adviser makes active decisions for the Fund regarding how to gain long exposure via long stock positions or synthetic long positions or a combination of both. Options contracts must be exercised or traded to close within a specified time frame before the options contract expires. The Fund may hold cash and cash equivalents and/or the underlying stock from time to time when there are disruptions in the options markets making it difficult or impractical to employ a covered call strategy to synthetically track the underlying stock. In such situations, the Fund may better track the performance of the underlying stock by holding it directly until disruptions in the options markets cease.	Same except that references to “Sub-Adviser” are replaced with “Adviser”
Kurv Yield Premium Strategy Google (GOOGL) ETF
Target Fund	Acquiring Fund
The Fund is an actively managed exchange traded fund that seeks current income while maintaining the opportunity for exposure to the share price (i.e., the price returns) of the common stock of Alphabet Inc. (“GOOGL”); however the strategy limits potential investment gains related to share price appreciation. The Fund seeks to employ its investment strategy as it relates to GOOGL in all market, economic, or other conditions. The Fund uses a synthetic covered call strategy to provide (1) income derived from options premiums and (2) exposure to the share price returns of GOOGL, subject to a limit on potential share price returns on GOOGL as a result of the nature of the options strategy it employs. To replicate the returns of the underlying stock, the Sub-Adviser will purchase at the money call options and sell put options with the same expiration date and the same strike price that may range from 1-12 months from expiry. The Fund from time to time may also invest directly in shares of GOOGL. In implementing the strategy, the Sub-Adviser actively manages the direct and synthetic long position of the Fund, deciding among other things the pricing and expiry of the call and put options used. The combined exposure to GOOGL shares created by synthetic long positions achieved through options and any direct investment in shares will not exceed 100% of the net assets of the fund. In addition, the Sub-Adviser makes active decisions for the Fund regarding how to gain long exposure via long stock positions or synthetic long positions or a combination of both. Options contracts must be exercised or traded to close within a specified time frame before the options contract expires. The Fund may hold cash and cash equivalents and/or the underlying stock from time to time when there are disruptions in the options markets making it difficult or impractical to employ a covered call strategy to synthetically track the underlying stock. In such situations, the Fund may better track the performance of the underlying stock by holding it directly until disruptions in the options markets cease.	Same except that references to “Sub-Adviser” are replaced with “Adviser”

Kurv Yield Premium Strategy Tesla (TSLA) ETF
Target Fund	Acquiring Fund
The Fund is an actively managed exchange traded fund that seeks current income while maintaining the opportunity for exposure to the share price (i.e., the price returns) of the common stock of Tesla Inc. (“TSLA”); however the strategy limits potential investment gains related to share price appreciation. The Fund seeks to employ its investment strategy as it relates to TSLA in all market, economic, or other conditions. The Fund uses a synthetic covered call strategy to provide (1) income derived from options premiums and (2) exposure to the share price returns of TSLA, subject to a limit on potential share price returns on TSLA as a result of the nature of the options strategy it employs. To replicate the returns of the underlying stock, the Sub-Adviser will purchase at the money call options and sell put options with the same expiration date and the same strike price that may range from 1-12 months from expiry. The Fund from time to time may also invest directly in shares of TSLA. In implementing the strategy, the Sub-Adviser actively manages the direct and synthetic long position of the Fund, deciding among other things the pricing and expiry of the call and put options used. The combined exposure to TSLA shares created by synthetic long positions achieved through options and any direct investment in shares will not exceed 100% of the net assets of the fund. In addition, the Sub-Adviser makes active decisions for the Fund regarding how to gain long exposure via long stock positions or synthetic long positions or a combination of both. Options contracts must be exercised or traded to close within a specified time frame before the options contract expires. The Fund may hold cash and cash equivalents and/or the underlying stock from time to time when there are disruptions in the options markets making it difficult or impractical to employ a covered call strategy to synthetically track the underlying stock. In such situations, the Fund may better track the performance of the underlying stock by holding it directly until disruptions in the options markets cease.	Same except that references to “Sub-Adviser” are replaced with “Adviser”
Kurv Yield Premium Strategy Netflix (NFLX) ETF
Target Fund	Acquiring Fund

The Fund is an actively managed exchange traded fund that seeks current income while maintaining the opportunity for exposure to the share price (i.e., the price returns) of the common stock of Netflix Inc. (“NFLX”); however the strategy limits potential investment gains related to share price appreciation. The Fund seeks to employ its investment strategy as it relates to NFLX in all market, economic, or other conditions. The Fund uses a synthetic covered call strategy to provide (1) income derived from options premiums and (2) exposure to the share price returns of NFLX, subject to a limit on potential share price returns on NFLX as a result of the nature of the options strategy it employs. To replicate the returns of the underlying stock, the Sub-Adviser will purchase at the money call options and sell put options with the same expiration date and the same strike price that may range from 1-12 months from expiry. The Fund from time to time may also invest directly in shares of NFLX. In implementing the strategy, the Sub-Adviser actively manages the direct and synthetic long position of the Fund, deciding among other things the pricing and expiry of the call and put options used. The combined exposure to NFLX shares created by synthetic long positions achieved through options and any direct investment in shares will not exceed 100% of the net assets of the fund. In addition, the Sub-Adviser makes active decisions for the Fund regarding how to gain long exposure via long stock positions or synthetic long positions or a combination of both. Options contracts must be exercised or traded to close within a specified time frame before the options contract expires. The Fund may hold cash and cash equivalents and/or the underlying stock from time to time when there are disruptions in the options markets making it difficult or impractical to employ a covered call strategy to synthetically track the underlying stock.

Same except that references to “Sub-Adviser” are replaced with “Adviser”

All Funds

Fund

Kurv Yield Premium Strategy Amazon (AMZN) ETF

Kurv Yield Premium Strategy Apple (APPL) ETF

Kurv Yield Premium Strategy Google (GOOGL) ETF

Kurv Yield Premium Strategy Microsoft (MSFT) ETF

Kurv Yield Premium Strategy Netflix (NFLX) ETF

Kurv Yield Premium Strategy Tesla (TSLA) ETF

Company Amazon Apple Google Microsoft Netflix Tesla	Underlying Stock AMZN APPL GOOGL MSFT NFLX TSLA

Target Funds

The disclosure below applies to all Target Funds. The only differences in the disclosure as between Target Funds are the references to the specific company {Company] and its stock [Underlying Stock].

Acquiring Funds

An investment in the Fund is not an investment in [UNDERLYING STOCK]. The strategy employed to construct the Fund’s portfolio is designed to generate income; however the Fund may not fully participate in gains in [UNDERLYING STOCK]’s stock price. The use of options in the Fund’s strategy will limit any share price gains in [UNDERLYING STOCK] but the Fund remains subject to all potential share price losses in [UNDERLYING STOCK] which may not be offset by income the Fund receives. The performance of the Fund’s shares may exceed, substantially track or trail the performance of [UNDERLYING STOCK] because the options transactions that the Fund enters may outperform or underperform the underlying stock’s performance.

The Fund’s investment adviser is Kurv Investment Management LLC (“Kurv” or the “Adviser”) and the investment sub-adviser is NEOS Investment Management LLC (“NEOS” or the “Sub-Adviser”).

[UNDERLYING STOCK] Option Contracts

As part of the Fund’s synthetic covered call strategy, the Fund purchases and sells a combination of standardized exchange-traded and/or FLexible EXchange® (“FLEX”) call and put option contracts that are based on the value of the price returns of [UNDERLYING STOCK]. The Fund will purchase call options and sell put options generally with 1-month to 12-month terms.

Standardized exchange-traded options include standardized terms. FLEX options are also exchange-traded, but they allow for customizable terms (e.g., the strike price can be negotiated). For more information on FLEX options, see “Additional Information about the Fund – Exchange Traded Options Portfolio.”

All options contracts used by the Fund are based on the value of [UNDERLYING STOCK], which gives the Fund the right or obligation to receive or deliver shares of [UNDERLYING STOCK] on the expiration date of the applicable option contract in exchange for the stated strike price, depending on whether the option contract is a call option or a put option, and whether the Fund purchases or sells the option contract. The Adviser may actively manage the written and purchased call options prior to expiration to potentially capture gains and minimize losses for the Fund due to the movement of [UNDERLYING STOCK].

Same except that references to “Sub-Adviser” are either replaced with “Adviser” or deleted and references to NEOS Investment Management LLC are deleted.

Synthetic Covered Call Strategy

In seeking to achieve its investment objective, the Fund implements a “synthetic covered call” strategy using either stock and/or the standardized exchange- traded and/or FLEX options described above. The Fund’s synthetic covered call strategy consists of the following three elements, which are described in more detail below:

●      Cash and/or Synthetic long exposure to [UNDERLYING STOCK], which allows the Fund to seek to participate in the changes, up or down, in the price of [UNDERLYING STOCK]’s stock.

●      Covered call writing (where [UNDERLYING STOCK] call options are sold against the cash and/or synthetic long portion of the strategy), which allows the Fund to generate income.

●      Short-dated fixed income instruments, which are used for collateral for the options, and which also generate income.

Cash and/or Synthetic Long Exposure

The Fund may gain long exposure via purchasing [UNDERLYING STOCK] shares or creating a synthetic long position. To achieve a synthetic long exposure to [UNDERLYING STOCK], the Fund buys [UNDERLYING STOCK] call options and, simultaneously, sells [UNDERLYING STOCK] put options to try to replicate the price movements of [UNDERLYING STOCK]. The combination of the long call options and sold put options seek to provide the Fund with investment exposure equal to approximately 100% of [UNDERLYING STOCK] for the duration of the applicable options exposure. The call options the Fund buys and the put options it sells will be at the same strike price in the same amount and have the same expiration.

Covered Call Writing

As part of its strategy, the Fund writes (sells) call option contracts on [UNDERLYING STOCK] to generate income. If the fund gains long exposure synthetically, since the Fund does not directly own [UNDERLYING STOCK], these written call options will be sold short (i.e., selling a position it does not currently own).

It is important to note that the sale of the [UNDERLYING STOCK] call option contracts will limit the Fund’s participation in the appreciation in [UNDERLYING STOCK]’s stock price. If the stock price of [UNDERLYING STOCK] increases, the above-referenced synthetic and/or holding the underlying stock directly would allow the Fund to experience similar percentage gains. However, if [UNDERLYING STOCK]’s stock price appreciates beyond the strike price of one or more of the sold (short) call option contracts, the Fund will lose money on those short call positions, and the losses will, in turn, limit the upside return of the Fund’s synthetic and long stock exposure. As a result, the Fund’s overall strategy (i.e., the combination of the synthetic and/or long stock exposure to [UNDERLYING STOCK] and the sold (short) [UNDERLYING STOCK] call positions) will limit the Fund’s participation in gains in the [UNDERLYING STOCK] stock price beyond a certain point.

When the Fund engages in covered call writing with respect to [UNDERLYING STOCK], it receives cash from the buyer of the call option who in exchange for that cash obtains the right to purchase [UNDERLYING STOCK] on or before the expiration date at a predetermined price called the strike price. Writing covered call options is also considered long short. The notional principal amount of written call options will not exceed the principal amount of the synthetic or long stock position in [UNDERLYING STOCK].

Short-dated Fixed Income Instruments

The Fund holds cash and short-term fixed income securities as collateral in connection with the Fund’s synthetic covered call strategy. The Fund earns interest income on these holdings, which will be driven by interest rates at the time of investment. Short-term fixed income securities may be debt instruments issued by the U.S. government (e.g., Treasury, T-bills and TIPS), U.S. agency debt, commercial paper, short-dated U.S. corporate debt, floating-rate notes, money market funds and short-term U.S. fixed income ETFs. Any instrument held by the Fund will be rated investment grade or of comparable quality.

Fund’s Monthly Distributions

The Fund seeks to provide monthly income in the form of distributions to shareholders. The Fund seeks to generate such income which consists of two primary components, as follows:

●      Premium from writing (selling) call option contracts on [UNDERLYING STOCK] as described above. This income made on the Fund’s options transactions will depend on the volatility of [UNDERLYING STOCK] and thus its price return. [UNDERLYING STOCK] stock, although other factors, including interest rates, will also impact the level of income.

●      Interest from investing in short-term fixed income securities. This income will be driven by interest rates at the time of investment.

To the extent the Fund holds shares of [UNDERLYING STOCK] directly, income may also be generated from dividend distributions.

Fund’s Return Profile vs [UNDERLYING STOCK]

For the reasons stated above, the Fund’s performance will differ from that of [UNDERLYING STOCK]’s stock price. The performance differences will depend on, among other things, the price of [UNDERLYING STOCK], changes in the price of the [UNDERLYING STOCK] options contracts the Fund has purchased and sold, the extent to which [UNDERLYING STOCK] owns shares directly and changes in the value of the fixed income securities in the portfolio.

Below is a chart plot showing the expected return profile of a share of the Fund as compared to the underlying stock:

The above payoff graph illustrates the option position’s total profit or loss (y-axis) depending on the price of the underlying stock (x-axis). The strike price of an option is the price at which a put or call option can be exercised. “Breakeven point” is the stock purchase price minus the premium received from call option sale. The maximum profit potential of a covered call is achieved if the stock price is at or above the strike price of the call at expiration. Maximum profit is equal to the premium received from the call option sale plus the difference between the strike price and the stock purchase price. Profit potential is capped and remains constant when the stock price is greater than the strike price.

Below the strike price, the line slopes downward as the payoff falls in proportion with the stock price. If the underlying stock price is below the breakeven price at expiration, the covered call strategy will result in a loss. The loss will be equal to the ending stock price minus the stock purchase price plus the call option premium received.

The graph is included to illustrate a covered call strategy. Because the fund may sell call options with a variety of expiration dates and strikes, the actual profile of that strategy may vary from that depicted in the charts. For example, the income earned from the sale of options can vary relative to a comparative stock position where calls have not been sold and the reduced upside potential could begin at a higher, or lower stock position level than depicted above.

Fund Portfolio

The Fund’s principal holdings are described below:

The Kurv Yield Premium Strategy [COMPANY] ([UNDERLYING STOCK]) ETF
Portfolio Holdings (All options are based on the value of [UNDERLYING STOCK])	Investment Terms	Expected Target Maturity
Purchased call option contracts	“at-the-money” (i.e., the strike price is equal to the then- current share price of [UNDERLYING STOCK] at the time of purchase) to provide exposure to positive price returns of [UNDERLYING STOCK]. If the stock of [UNDERLYING STOCK] increases, these options will generate corresponding increases to the Fund.	1-month to one-year expiration dates
Sold put option contracts

“at-the-money” (i.e., the strike price is equal to the then- current share price of [UNDERLYING STOCK] at the time of sale).

They are sold to help pay for the purchased call options described above.

However, the sold put option contracts provide exposure to the full extent of any share price losses experienced by [UNDERLYING STOCK].

1-month to one-year expiration dates
Sold (short) call option contracts	“out-of-the-money” (i.e., the strike price is approximately 5%-15% more than the then-current share price of [UNDERLYING STOCK] at the time of sale). They may generate current income. However, they also limit some potential positive returns that the Fund may have otherwise experienced. Selling short call option will generate a loss for the Fund if the underlying stock moves higher through the strike price of the call option contract.	1-month to one-year expiration dates
[UNDERLYING STOCK] Shares	Shares of [UNDERLYING STOCK]	N/A
Short-term Fixed Income Instruments and Cash

Fixed Income Instruments of varying maturities selected primarily based on their ability to deliver consistent income, subject to prudent risk management. Fixed Income Instruments include debt instruments issued by the U.S. government (e.g., Treasury, T-bills and TIPS), U.S. agency debt, commercial paper, short-dated corporate debt, floating-rate notes, money market funds and short-term fixed income ETFs. The maturity of the short-term instruments is less than 1-year.

These instruments may be used as collateral for the Fund’s derivative investments.

They may also generate income.

Average portfolio duration of this Fund normally varies from zero to three years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The market value of the cash and fixed income securities held by the Fund are expected to be between 50% and 100% of the Fund’s net assets and the market value of the options package is expected to be between 0% and 50% of the Fund’s net assets.

The Fund has adopted a non-fundamental policy to have at least 80% of its investment exposure, under normal circumstances, to [UNDERLYING STOCK]’s underlying stock and financial instruments with economic characteristics that provide exposure to the performance of [UNDERLYING STOCK].

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund is a unique investment product that may not be suitable for all investors. An investor should consider investing in the Fund if it, among other reasons, fully understands the risks inherent in an investment in the Fund’s Shares. There is no guarantee that the Fund, in the future will provide the opportunity for upside participation to the price exposure of underlying. There may be limits on upside participation to the price exposure of underlying under certain market conditions.

The Fund employs an investment strategy that includes the sale of call option contracts, which limits the degree to which the Fund will participate in increases in value experienced by [UNDERLYING STOCK] over the call period. This means that if [UNDERLYING STOCK] experiences an increase in value above the strike price of the sold call options during a call period, the Fund will likely not experience that increase to the same extent and may significantly underperform [UNDERLYING STOCK] over the call period.

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment. In addition, an investor may lose its investment even if the strategy is properly implemented.

[COMPANY]

[COMPANY]’s business, reputation, results of operations and financial condition, as well as the price of the company’s stock, can be affected by a number of factors, whether currently known or unknown, including those described below. When any one or more of these risks materialize from time to time, the company’s business, reputation, results of operations and financial condition, as well as the price of the company’s stock, can be materially and adversely affected.

THE FUND, TRUST, ADVISER AND SUB-ADVISOR ARE NOT AFFILIATED WITH [COMPANY] INC.

Due to the Fund’s investment strategy, the Fund’s investment exposure is concentrated in the same industry as that assigned to [UNDERLYING STOCK]. As of the date of the Prospectus, [UNDERLYING STOCK] is assigned to the consumer electronic industry.

This Prospectus relates only to the Fund shares offered hereby and is not a prospectus for the common stock or other securities of [UNDERLYING STOCK]. The common stock of [COMPANY] ([UNDERLYING STOCK]) is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by [UNDERLYING STOCK] pursuant to the Exchange Act can be located at the SEC’s website at www.sec.gov. In addition, information regarding [UNDERLYING STOCK] may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Fund’s shares (the “Shares”) may be affected by its investment objective, principal investment strategies, and particular risk factors. However, other factors may also affect each Fund’s NAV. There is no guarantee that a Fund will achieve its investment objective or that it will not lose principal value.

The principal risks of investing in the Funds are the same, as the investment strategies of the Funds are the same. Because each Target Fund and corresponding Acquiring Fund has the same investment objective and same principal investment strategies, they are subject to similar principal risks.

The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and/or ability to meet its objectives.

Each Target Fund has the same risks except with respect to underlying stock that is the subject of the Fund’s investment objective and such underlying company’s sector. The risks unique to each Fund are set forth below.

Principal Risks of the Target Funds and the Acquiring Funds

Target Funds	Acquiring Funds
The below risks apply to all Funds

Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

Same

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Same

Call Writing Strategy Risk. By writing covered call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the underlying company above the exercise prices of the written options, but will continue to bear the risk of declines in the value of the underlying company. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stock over time. In addition, the Fund’s ability to sell shares of the underlying stock will be limited while the option is in effect unless the Fund extinguishes the option position through the purchase of an offsetting identical option prior to the expiration of the written option.

The covered call strategy may be subject to imperfect matching or price correlation between the written options and the Underlying Fund, which could reduce the Fund’s returns. Exchanges may suspend the trading of options (for example due to volatile markets or if trading in the underlying stock is halted). If trading is suspended, the Fund may be unable to write or purchase options at times that may be desirable or advantageous to the Fund to do so. If the Fund is unable to extinguish the option position before exercise, the Fund may be required to deliver the corresponding shares of the underlying stock, resulting in increased transaction costs, tracking error, underinvestment, and potentially the realization of capital gains. Further, this could lead to re-purchasing shares of the underlying stock or selling the corresponding options at a less favorable price than the fund might have received had the options been extinguished.

Same

Target Funds	Acquiring Funds
The below risks apply to all Funds

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Same

Covered Call Option Writing Risk. By writing covered call options, in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the underlying company above the exercise prices of such options, but will continue to bear the risk of declines in the value of the underlying company. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, the Fund’s ability to sell the securities underlying the options will be limited while the options are in effect unless the Fund cancels out the option positions through the purchase of offsetting identical options prior to the expiration of the written options. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to do so, which may increase the risk of tracking error.

Same

Credit Risk. The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Same

Cybersecurity and Disaster Recovery Risks. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund is susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Same

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or rate. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Same

Target Funds	Acquiring Funds
The below risks apply to all Funds

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current monthly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the monthly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Same

Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the U.S. equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Same

Exchange Traded Fund Structure Risk. The Fund is structured as an exchange traded fund and as a result is subject to special risks, including:

● The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

● In times of market stress, market makers may step away from their role market making in shares of exchange traded funds and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV.

● In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

● An active trading market for the Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

Same

Target Funds	Acquiring Funds
The below risks apply to all Funds

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Same

Interest Rate Risk. The risk that fixed income securities and dividend paying equity securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Same

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the underlying company. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Same

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects.

Same

Target Funds	Acquiring Funds
The below risks apply to all Funds

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

Same

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment in Fund shares.

Same

New Adviser Risk. The Adviser has only recently commenced managing ETFs. ETFs and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser’s management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Adviser and the Adviser may not achieve the intended result in managing the Fund.

Same

New Fund Risk. The Fund is a new fund, with no operating history, which may result in additional risks for investors in the Fund. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Same

Non-Diversified Risk. The Fund is non-diversified. This means that the Fund, unlike a diversified fund, will have a larger portion of its assets exposed to the performance of a single stock than a diversified fund. Because a relatively high percentage of the Fund’s assets will be exposed to the performance of a single stock related to one economic sector, the Fund’s portfolio may be more susceptible to any single economic, or regulatory occurrence than the portfolio of a diversified fund.

Same

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Same

Target Funds	Acquiring Funds
The below risks apply to all Funds

Options Risk. There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

Same

Pandemics Risk. An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 was first detected in China in December 2019 before spreading worldwide and being declared a global pandemic by the World Health Organization in March 2020. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty.

Same

Portfolio Turnover Risk. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Same

Target Funds	Acquiring Funds
The below risks apply to all Funds

Price Participation Risk. The Fund employs an investment strategy that includes the sale of call option contracts, which limits the degree to which the Fund will participate in increases in value experienced by the underlying company over the call period. This means that if the company experiences an increase in value above the strike price of the sold call options during a call period, the Fund will likely not experience that increase to the same extent and may significantly underperform the company over the call period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the company over each call period but has full exposure to any decreases in value experienced by the company over the call period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the company. The degree of participation in the company gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold call option contracts and will vary from call period to call period. The value of the options contracts is affected by changes in the value and dividend rates of the company, changes in interest rates, changes in the actual or perceived volatility of the company and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the company changes and time moves towards the expiration of each call period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the company. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the company will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the company. When an investor purchases and sells shares of the Fund, such purchases and sales may affect the investor’s performance in light of the Fund’s share price trailing, tracking or outperforming the underlying stock. For example, if an investor purchases shares or sells shares of the Fund immediately prior to, after or during the period the Sub-Adviser is entering in covered call transactions for the Fund may heighten the difference between the share price of that investor’s shares and the performance the underlying stock over the period the investor owns Fund shares.

Same

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security, may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Same

Tax Risk. The Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund.

The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of options it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in options were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Same, except that references to ‘the sub-adviser’ are replaced with references to ‘the Adviser’

Target Funds	Acquiring Funds
The below risks apply to all Funds
US Treasury Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.	Same

Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset and from the value used by the Underlying Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Same

Target Funds	Acquiring Funds
The below risks specifically apply to the Kurv Yield Premium Strategy Amazon (AMZN) ETF

Amazon Risk. Amazon faces risks associated with intense competition across different industries, including physical, e-commerce omnichannel retail, e-commerce services, web and infrastructure computing services, electronic devices, digital content, advertising, grocery, and transportation and logistics services; the expansion into new products, services, technologies and geographic regions; its international activities; the variability in the demand for its products and services; intellectual property rights; risks relating to successfully optimizing and operating its fulfilment network and data centers; data loss or other security breaches; maintaining key senior management personnel and the ability to hire and retain highly skilled and other key personnel; maintaining good supplier relationships, including content and technology licensors; the success of acquisitions or joint ventures or other investments; its rapidly evolving and expanding business model; and legal, regulatory and litigation issues.

Same

Business Risks - To remain competitive and stimulate customer demand, Amazon must successfully manage frequent introductions and transitions of products and services. The company depends on component and product manufacturing and logistical services provided by outsourcing partners, many of which are located outside of the U.S.

Future operating results depend upon the company’s ability to obtain components in sufficient quantities on commercially reasonable terms. Amazon’s products and services may be affected from time to time by design and manufacturing defects that could materially adversely affect the Company’s business and result in harm to the company’s reputation. The company is exposed to the risk of write-downs on the value of its inventory and other assets, in addition to purchase commitment cancellation risk. The company relies on access to third-party intellectual property, which may not be available to the company on commercially reasonable terms or at all. The company’s future performance depends in part on support from third-party software developers. Failure to obtain or create digital content that appeals to the company’s customers, or to make such content available on commercially reasonable terms, could have a material adverse impact on the company’s business, results of operations and financial condition. The company’s success depends largely on the continued service and availability of highly skilled employees, including key personnel. The company depends on the performance of carriers, wholesalers, retailers and other resellers. The company’s business and reputation are impacted by information technology system failures and network disruptions. Losses or unauthorized access to or releases of confidential information, including personal information, could subject the company to significant reputational, financial, legal and operational consequences. Investment in new business strategies and acquisitions could disrupt the company’s ongoing business, present risks not originally contemplated and adversely affect the company’s business, reputation, results of operations and financial condition. The company’s retail stores have required and will continue to require a substantial investment and commitment of resources and are subject to numerous risks and uncertainties.

Same

Target Funds	Acquiring Funds
The below risks specifically apply to the Kurv Yield Premium Strategy Amazon (AMZN) ETF

Legal and Regulatory Compliance Risks - Amazon’s business, results of operations and financial condition could be adversely impacted by unfavorable results of legal proceedings or government investigations. The company is subject to complex and changing laws and regulations worldwide, which exposes the company to potential liabilities, increased costs and other adverse effects on the company’s business. The technology industry, including, in some instances, the company, is subject to intense media, political and regulatory scrutiny, which exposes the company to increasing regulation, government investigations, legal actions and penalties. The company’s business is subject to a variety of U.S. and international laws, rules, policies and other obligations regarding data protection.

Same

Financial Risks - Amazon expects its quarterly net sales and results of operations to fluctuate. Amazon’s financial performance is subject to risks associated with changes in the value of the U.S. dollar relative to local currencies. The company is exposed to credit risk and fluctuations in the values of its investment portfolio. The company is exposed to credit risk on its trade accounts receivable, vendor non-trade receivables and prepayments related to long-term supply agreements, and this risk is heightened during periods when economic conditions worsen. The company is subject to changes in tax rates, the adoption of new U.S. or international tax legislation and exposure to additional tax liabilities.

Same

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Information Technology Sector Risk. The Fund may be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Same

Target Funds	Acquiring Funds
The below risks specifically apply to the Kurv Yield Premium Strategy Apple (AAPL) ETF

Apple Risk. Apple’s business can be impacted by political events, trade and other international disputes, war, terrorism, natural disasters, public health issues, industrial accidents and other business interruptions.

Global markets for Apple’s products and services are highly competitive and subject to rapid technological change, and the company may be unable to compete effectively in these markets.

Same

Business Risks - To remain competitive and stimulate customer demand, Apple must successfully manage frequent introductions and transitions of products and services. The company depends on component and product manufacturing and logistical services provided by outsourcing partners, many of which are located outside of the U.S.

Future operating results depend upon the company’s ability to obtain components in sufficient quantities on commercially reasonable terms. Apple’s products and services may be affected from time to time by design and manufacturing defects that could materially adversely affect the Company’s business and result in harm to the company’s reputation. The company is exposed to the risk of write-downs on the value of its inventory and other assets, in addition to purchase commitment cancellation risk. The company relies on access to third-party intellectual property, which may not be available to the company on commercially reasonable terms or at all. The company’s future performance depends in part on support from third-party software developers. Failure to obtain or create digital content that appeals to the company’s customers, or to make such content available on commercially reasonable terms, could have a material adverse impact on the company’s business, results of operations and financial condition. The company’s success depends largely on the continued service and availability of highly skilled employees, including key personnel. The company depends on the performance of carriers, wholesalers, retailers and other resellers. The company’s business and reputation are impacted by information technology system failures and network disruptions. Losses or unauthorized access to or releases of confidential information, including personal information, could subject the company to significant reputational, financial, legal and operational consequences. Investment in new business strategies and acquisitions could disrupt the company’s ongoing business, present risks not originally contemplated and adversely affect the company’s business, reputation, results of operations and financial condition. The company’s retail stores have required and will continue to require a substantial investment and commitment of resources and are subject to numerous risks and uncertainties.

Same

Legal and Regulatory Compliance Risks - Apple’s business, results of operations and financial condition could be adversely impacted by unfavorable results of legal proceedings or government investigations. The company is subject to complex and changing laws and regulations worldwide, which exposes the company to potential liabilities, increased costs and other adverse effects on the company’s business. The technology industry, including, in some instances, the company, is subject to intense media, political and regulatory scrutiny, which exposes the company to increasing regulation, government investigations, legal actions and penalties. The company’s business is subject to a variety of U.S. and international laws, rules, policies and other obligations regarding data protection.

Same

Target Funds	Acquiring Funds
The below risks specifically apply to the Kurv Yield Premium Strategy Apple (AAPL) ETF

Financial Risks - Apple expects its quarterly net sales and results of operations to fluctuate. The Company’s financial performance is subject to risks associated with changes in the value of the U.S. dollar relative to local currencies. The company is exposed to credit risk and fluctuations in the values of its investment portfolio. The company is exposed to credit risk on its trade accounts receivable, vendor non-trade receivables and prepayments related to long-term supply agreements, and this risk is heightened during periods when economic conditions worsen. The company is subject to changes in tax rates, the adoption of new U.S. or international tax legislation and exposure to additional tax liabilities..

Same

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Information Technology Sector Risk. The Fund may be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Same

Target Funds	Acquiring Funds
The below risks specifically apply to the Kurv Yield Premium Strategy Microsoft (MFST) ETF

Microsoft Risk. Microsoft’s business can be impacted by political events, trade and other international disputes, war, terrorism, natural disasters, public health issues, industrial accidents and other business interruptions.

Global markets for Microsoft’s products and services are highly competitive and subject to rapid technological change, and the company may be unable to compete effectively in these markets.

Same

Business Risks - To remain competitive and stimulate customer demand, Microsoft must successfully manage frequent introductions and transitions of products and services. The company depends on component and product manufacturing and logistical services provided by outsourcing partners, many of which are located outside of the U.S.

Future operating results depend upon the company’s ability to obtain components in sufficient quantities on commercially reasonable terms. Microsoft’s products and services may be affected from time to time by design and manufacturing defects that could materially adversely affect the Company’s business and result in harm to the company’s reputation. The company is exposed to the risk of write-downs on the value of its inventory and other assets, in addition to purchase commitment cancellation risk. The company relies on access to third-party intellectual property, which may not be available to the company on commercially reasonable terms or at all. The company’s future performance depends in part on support from third-party software developers. Failure to obtain or create digital content that appeals to the company’s customers, or to make such content available on commercially reasonable terms, could have a material adverse impact on the company’s business, results of operations and financial condition. The company’s success depends largely on the continued service and availability of highly skilled employees, including key personnel. The company depends on the performance of carriers, wholesalers, retailers and other resellers. The company’s business and reputation are impacted by information technology system failures and network disruptions. Losses or unauthorized access to or releases of confidential information, including personal information, could subject the company to significant reputational, financial, legal and operational consequences. Investment in new business strategies and acquisitions could disrupt the company’s ongoing business, present risks not originally contemplated and adversely affect the company’s business, reputation, results of operations and financial condition. The company’s retail stores have required and will continue to require a substantial investment and commitment of resources and are subject to numerous risks and uncertainties.

Same

Legal and Regulatory Compliance Risks - Microsoft’s business, results of operations and financial condition could be adversely impacted by unfavorable results of legal proceedings or government investigations. The company is subject to complex and changing laws and regulations worldwide, which exposes the company to potential liabilities, increased costs and other adverse effects on the company’s business. The technology industry, including, in some instances, the company, is subject to intense media, political and regulatory scrutiny, which exposes the company to increasing regulation, government investigations, legal actions and penalties. The company’s business is subject to a variety of U.S. and international laws, rules, policies and other obligations regarding data protection.

Same

Target Funds	Acquiring Funds
The below risks specifically apply to the Kurv Yield Premium Strategy Microsoft (MFST) ETF

Financial Risks - Microsoft expects its quarterly net sales and results of operations to fluctuate. The Company’s financial performance is subject to risks associated with changes in the value of the U.S. dollar relative to local currencies. The company is exposed to credit risk and fluctuations in the values of its investment portfolio. The company is exposed to credit risk on its trade accounts receivable, vendor non-trade receivables and prepayments related to long-term supply agreements, and this risk is heightened during periods when economic conditions worsen. The company is subject to changes in tax rates, the adoption of new U.S. or international tax legislation and exposure to additional tax liabilities.

Same

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Information Technology Sector Risk. The Fund may be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Same

Target Funds	Acquiring Funds
The below risks specifically apply to the Kurv Yield Premium Strategy Google (GOOGL) ETF

Google Security Risk. Google generates a significant portion of its revenues from advertising, and reduced spending by advertisers, a loss of partners, or new and existing technologies that block ads online and/or affect its ability to customize ads could harm its business. Google’s ongoing investment in new businesses, products, services, and technologies is inherently risky, and could divert management attention and harm its financial condition and operating results.

Google’s revenue growth rate could decline over time. Its intellectual property rights are valuable, and any inability to protect them could reduce the value of its products, services, and brands as well as affect its ability to compete. Google’s business depends on strong brands, and failing to maintain and enhance its brands would hurt its ability to expand its base of users, advertisers, customers, content providers, and other partners.

Google faces a number of manufacturing and supply chain risks that could harm its financial condition, operating results, and prospects. Interruption to, interference with, or failure of its complex information technology and communications systems could hurt its ability to effectively provide its products and services, which could harm its reputation, financial condition, and operating results. In addition, problems with the design or implementation of its new global enterprise resource planning system could harm its business and operations. Google’s international operations expose it to additional risks that could harm its business, its financial condition, and operating results.

People access the Internet through a variety of platforms and devices that continue to evolve with the advancement of technology and user preferences. If manufacturers and users do not widely adopt versions of Google’s products and services developed for these interfaces, its business could be harmed.

Data privacy and security concerns relating to Google’s technology and its practices could damage its reputation, cause it to incur significant liability, and deter current and potential users or customers from using its products and services. Software bugs or defects, security breaches, and attacks on Google’s systems could result in the improper disclosure and use of user data and interference with its users’ and customers’ ability to use its products and services, harming its business operations and reputation.

Google’s ongoing investments in safety, security, and content review will likely continue to identify abuse of its platforms and misuse of user data. Problematic content on its platforms, including low-quality user-generated content, web spam, content farms, and other violations of its guidelines could affect the quality of its services, which could damage its reputation and deter its current and potential users from using its products and services.

Same

Target Funds	Acquiring Funds
The below risks specifically apply to the Kurv Yield Premium Strategy Google (GOOGL) ETF

Google’s business depends on continued and unimpeded access to the Internet by it and its users. Internet access providers may be able to restrict, block, degrade, or charge for access to certain of its products and services, which could lead to additional expenses and the loss of users and advertisers.

Google faces increased regulatory scrutiny as well as changes in regulatory conditions, laws, and policies governing a wide range of topics that may negatively affect its business. A variety of new and existing laws and/or interpretations could harm its business. It is subject to claims, suits, government investigations, other proceedings, and consent decrees that may harm its business, financial condition, and operating results. It may be subject to legal liability associated with providing online services or content. Privacy and data protection regulations are complex and rapidly evolving areas. Any failure or alleged failure to comply with these laws could harm its business, reputation, financial condition, and operating results. Google faces, and may continue to face, intellectual property and other claims that could be costly to defend, result in significant damage awards or other costs (including indemnification awards), and limit its ability to use certain technologies in the future.

The continuing effects of COVID-19 are highly unpredictable and could be significant, and may have an adverse effect on Google’s business, operations and its future financial performance. Its operating results may fluctuate, which makes its results difficult to predict and could cause its results to fall short of expectations. Acquisitions, joint ventures, investments, and divestitures could result in operating difficulties, dilution, and other consequences that may harm its business, financial condition, and operating results.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Same

Target Funds	Acquiring Funds
The below risks specifically apply to the Kurv Yield Premium Strategy Google (GOOGL) ETF
Information Technology Sector Risk. The Fund may be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Target Funds	Acquiring Funds
The below risks specifically apply to the Kurv Yield Premium Strategy Tesla (TSLA) ETF

Tesla Risk. Tesla faces risks related to its operations including, among others, risks related to impacts from macroeconomic conditions resulting from the global COVID-19 pandemic; electric vehicle and lithium-ion battery cell production or factory construction delays; issues with manufacturing lithium-ion cells or other components for its electric vehicles; uncontrollable manufacturing costs or supply delays or labor shortages; the ability to expand its international operations; its delivery and installation capabilities and servicing and vehicle charging networks; its ability to accurately project and effectively manage growth; consumer demand for electric vehicles; strong competition for products and services; product liability claims; and the ability to attract, hire and retain key employees or qualified personnel. Importantly, Tesla, Inc. is highly dependent on the services of Elon Musk, its Chief Executive Officer, and any actual or anticipated large transactions in Tesla’s common stock by Mr. Musk may cause the stock price to decline. The trading price of Tesla’s common stock historically has been and is likely to continue to be volatile. Additionally, a large proportion of Tesla’s common stock has been historically and may in the future be traded by short sellers which may put pressure on the supply and demand for its common stock, further influencing volatility in its market price. Tesla, Inc. is a highly dynamic company, and its operations, including its products and services, may change.

Same

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Same

Target Funds	Acquiring Funds
The below risks specifically apply to the Kurv Yield Premium Strategy Tesla (TSLA) ETF

Automotive Company Risk. The performance of the Underlying Stock, and consequently the Fund’s performance, is subject to risks of the automotive sector. The automotive sector industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. Automotive companies can be significantly affected by labor relations and fluctuating component prices. Developments in automotive technologies (e.g., autonomous vehicle technologies) may require significant capital expenditures that may not generate profits for several years, if ever. Automotive companies may be significantly subject to government policies and regulations regarding imports and exports of automotive products. Governmental policies affecting the automotive industry, such as taxes, tariffs, duties, subsidies, and import and export restrictions on automotive products can influence industry profitability. In addition, such companies must comply with environmental laws and regulations, for which there may be severe consequences for non-compliance. While most of the major automotive manufacturers are large companies, certain others may be non-diversified in both product line and customer base and may be more vulnerable to certain events that may negatively impact the automotive industry.

Target Funds	Acquiring Funds
The below risks specifically apply to the Kurv Yield Premium Strategy Netflix (NFLX) ETF

Netflix Risk. Netflix, Inc. faces risks related to maintaining and expanding membership for its streaming services; competition in the entertainment video market; disruptions from the ongoing COVID-19 pandemic; unforeseen costs or liability in connection with content that is acquired, produced, licensed and/or distributed through its service; the ability to manage change and growth in its business; costs and challenges associated with strategic acquisitions and investments; regulatory changes and legal issues; protecting its intellectual property; consumer data privacy issues; and network operators handling and changing data access.

Same

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Entertainment Sector Risk. The entertainment industry is intensely competitive and subject to rapid change. Through new and existing distribution channels, consumers have increasing options to access entertainment video. The various economic models underlying these channels include subscription, transactional, ad-supported and piracy-based models. All of these have the potential to capture meaningful segments of the entertainment video market. Traditional providers of entertainment video, including broadcasters and cable network operators, as well as internet based e-commerce or entertainment video providers are increasing their streaming video offerings. Several of these competitors have long operating histories, large customer bases, strong brand recognition, exclusive rights to certain content, large content libraries, and significant financial, marketing and other resources. In addition, the adoption or modification of laws or regulations also may affect companies in the entertainment industry.

Same

Investment Limitations

As required by the 1940 Act, each of NEOS ETF Trust and Kurv ETF Trust, on behalf of their respective series, has adopted certain fundamental investment policies including policies regarding borrowing money, issuing senior securities, engaging in the business of underwriting, concentrating investments in a particular industry or group of industries, purchasing and selling real estate, making loans, and investing in commodities. The fundamental investment restrictions adopted by the Target Funds and the Acquiring Funds are identical.

Fundamental Investment Restrictions

Each Target Fund	Each Acquiring Fund
May not:	May not:
1. Each Fund may not make loans, except that the Fund may: (i) lend portfolio securities; (ii) enter into repurchase agreements; (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (iv) participate in an interfund lending program with other registered investment companies;	Same.
2. Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;	Same.
3. Each Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;	Same.
4. Each Fund may not purchase or sell real estate, except that the Fund may: (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;	Same.
5. Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;	Same.
6. Each Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities; and	Same.
7. Each Fund “concentrates” its investments in the same industry assigned to the applicable underlying stock.	Same.

Both NEOS ETF Trust and Kurv ETF Trust have also adopted an identical non-fundamental policy with respect to each Target Fund and Acquiring Fund to have at least 80% of its investment exposure, under normal circumstances, to stock of the underlying company and financial instruments with economic characteristics that provide exposure to the performance of underlying company.

Each Target Fund’s interpretations of those restrictions, are summarized under the section entitled “Investment Restrictions” in the SAI for the Kurv Yield Premium Strategy Amazon (AMZN) ETF, Kurv Yield Premium Strategy Apple (APPL) ETF and Kurv Yield Premium Strategy Microsoft (MSFT) ETF Target Funds, the SAI for the Kurv Yield Premium Strategy Google (GOOGL) ETF and Kurv Yield Premium Strategy Tesla (TSLA) ETF Target Funds and the SAI for the Kurv Yield Premium Strategy Netflix (NFLX) ETF Target Fund, which are incorporated by reference into this Proxy Statement. Each Acquiring Fund’s interpretations of those restrictions are described in the Proxy Statement SAI.

A fundamental restriction cannot be changed without the affirmative vote of the lesser of: (1) 67% or more of the voting securities of a Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of a Fund. A non-fundamental limitation may be changed by a Fund’s Board of Trustees without shareholder approval.

Portfolio Holdings Information

Information about each Target Fund’s daily portfolio holdings is available at www.neosfunds.com. A complete description of each Target Fund’s policies and procedures with respect to the disclosure of each Target Fund’s portfolio holdings is available in the SAI for the Kurv Yield Premium Strategy Amazon (AMZN) ETF, Kurv Yield Premium Strategy Apple (APPL) ETF and Kurv Yield Premium Strategy Microsoft (MSFT) ETF Target Funds, the SAI for the Kurv Yield Premium Strategy Google (GOOGL) ETF and Kurv Yield Premium Strategy Tesla (TSLA) ETF Target Funds and the SAI for the Kurv Yield Premium Strategy Netflix (NFLX) ETF Target Fund, which are incorporated by reference into this Proxy Statement. Information about the applicable Acquiring Fund’s daily portfolio holdings will be available at www.kurvinvest.com. In addition, each Fund discloses its complete portfolio holdings as of the end of its fiscal year and its second fiscal quarter in its reports to shareholders. No later than 60 days after the end of each fiscal quarter, each Fund files with the SEC on Form N-PORT a complete list of its portfolio holdings as of each month-end during the relevant quarter. The N-PORT for the third month of the relevant quarter is publicly available. You can find the SEC filings on the SEC’s website, www.sec.gov. A summarized description of the applicable Acquiring Fund’s policies and procedures with respect to the disclosure of the applicable Acquiring Fund’s portfolio holdings is included in the Proxy Statement SAI.

Management

Boards of Trustees

The business and affairs of NEOS ETF Trust are managed by its officers under the oversight of its Board of Trustees (the “NEOS Board”). The NEOS Board sets broad policies for NEOS ETF Trust and appoints its officers. The NEOS Board oversees the performance of Kurv Investment Management LLC, NEOS Investment Management LLC and other service providers. The NEOS Board currently has six Trustees, two of whom are an “interested person,” as that term is defined under the 1940 Act. A list of the Trustees and officers of NEOS ETF Trust, and their present positions and principal occupations, is provided under “Management of the Trust” in each of the SAI for the Kurv Yield Premium Strategy Amazon (AMZN) ETF, Kurv Yield Premium Strategy Apple (APPL) ETF and Kurv Yield Premium Strategy Microsoft (MSFT) ETF Target Funds, the SAI for the Kurv Yield Premium Strategy Google (GOOGL) ETF and Kurv Yield Premium Strategy Tesla (TSLA) ETF Target Funds and the SAI for the Kurv Yield Premium Strategy Netflix (NFLX) ETF Target Fund, which are incorporated by reference into this Proxy Statement.

Overall responsibility for oversight of Kurv ETF Trust rests with its Board. The Board is responsible for overseeing Kurv Investment Management LLC and other service providers in the operations of Kurv ETF Trust in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and Kurv ETF Trust’s governing documents. Kurv ETF Trust currently consists of four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act), of the Trust. A list of the Trustees and officers of Kurv ETF Trust, and their present positions and principal occupations, is provided under the section entitled “Management of the Trust” in the Proxy Statement/SAI.

Investment Adviser

Kurv Investment Management LLC is an investment adviser registered with the SEC and serves as the investment adviser to the Target Funds and the Acquiring Funds. Kurv Investment Management LLC administers the affairs of the Target Funds and the Acquiring Funds, subject to the oversight of the Board of Trustees of NEOS ETF Trust and Board of Trustees of Kurv ETF Trust, respectively. Kurv Investment Management LLC will serve as the investment adviser of the Acquiring Funds after the Reorganizations are complete.

Sub-Adviser

Target Funds.

NEOS Investment Management LLC is an investment adviser registered with the SEC and serves as the sub-adviser to the Target Funds. NEOS Investment Management LLC is responsible for trading portfolio securities and other investment instruments on behalf of the Target Funds, including selecting broker-dealers to execute purchase and sale transactions, as instructed by Kurv Investment Management LLC, subject to the supervision of Kurv Investment Management LLC and the Board.

Acquiring Funds.

The Acquiring Funds will not have a sub-adviser and Kurv Investment Management LLC will assume the duties previously performed by NEOS Investment Management LLC for the Target Funds.

While the Acquiring Funds will not have a sub-adviser following the Reorganizations, nor is it currently anticipated that the Acquiring Funds will add a sub-adviser, Kurv ETF Trust and Kurv Investment Management LLC have applied to the Securities and Exchange Commission (“SEC”) for exemptive relief from the requirements of Section 15(a) of the Investment Company Act of 1940 which requires that all contracts pursuant to which persons serve as investment advisers to investment companies, including sub-advisers, be approved by shareholders exemptive (the “Order”). The Order, if granted, will permit Kurv Investment Management LLC, subject to the approval of the Board of Trustees of Kurv ETF Trust, including the approval of the Trustees who are not interested persons of the Trust, as defined in the 1940 Act (the “Independent Trustees”), to change or select new unaffiliated sub-advisers without obtaining shareholder approval (the “Manager-of-Managers Structure”). The relief would also permit Kurv Investment Management LLC to materially amend the terms of agreements with an unaffiliated sub-adviser (including an increase in the fee paid by Kurv Investment Management LLC to the unaffiliated sub-adviser (and not paid by the applicable Acquiring Fund) or to continue the employment of an unaffiliated sub-adviser after an event that would otherwise cause the automatic termination of services with approval of the Board of Trustees of Kurv ETF Trust, but without shareholder approval. Shareholders will be notified of any unaffiliated sub-adviser changes. Kurv Investment Management LLC, subject to the oversight of the Board of Trustees of Kurv ETF Trust, has the ultimate responsibility for overseeing a sub-adviser and recommending their hiring, termination and replacement. Assuming the Order is granted, it will also provide relief from certain disclosure obligations with regard to sub-advisory fees paid by Kurv Investment Management LLC (not the Acquiring Funds). The Order will be subject to various conditions, including that the applicable Acquiring Fund will notify shareholders and provide them with certain information required by the exemptive order within 90 days of hiring a sub-adviser, any changes made to the sub-adviser or material changes to a sub-advisory agreement. The sole initial shareholder of each of the Acquiring Funds has approved the Acquiring Fund’s operation under the Manager-of-Managers Structure.

While the Target Funds currently are sub-advised, the NEOS ETF Trust does not have in place, nor has it applied for, a similar order permitting a Manager of Managers Structure.

Portfolio Managers

Target Funds

The following portfolio managers are jointly and primarily responsible for the day-to-day management of each Target Fund.

Troy Cates has been employed by NEOS Investment Management LLC (the “Target Fund Sub-Adviser”) since it was founded in 2022. Prior to that, Mr. Cates was an officer and portfolio manager at Harvest Volatility Management, Horizons ETFs USA and Recon Capital Partners.

Garrett Paolella has been employed by the Target Fund Sub-Adviser since it was founded in 2022. Prior to that, Mr. Paolella was an officer and portfolio manager at Harvest Volatility Management, Horizons ETFs USA and Recon Capital Partners..

Ryan Houlton has been employed by the Target Fund Sub-Adviser since May 2022. Prior to that, Mr. Houlton was head of trading and operations at Mirae Asset Global Investments and an operations manager at State Street.

The SAI for the Kurv Yield Premium Strategy Amazon (AMZN) ETF, Kurv Yield Premium Strategy Apple (APPL) ETF and Kurv Yield Premium Strategy Microsoft (MSFT) ETF Target Funds, the SAI for the Kurv Yield Premium Strategy Google (GOOGL) ETF and Kurv Yield Premium Strategy Tesla (TSLA) ETF Target Funds and the SAI for the Kurv Yield Premium Strategy Netflix (NFLX) ETF Target Fund, which are incorporated by reference into this Proxy Statement, and the SAI to this Proxy Statement provide additional information about the Target Funds’ portfolio managers and their compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Funds.

Acquiring Funds

As a result of the Reorganizations, the portfolio managers will change. The portfolio manager of each Acquiring Fund is Dominique Tersin.

Dominique Tersin has been employed by the Adviser since 2024. Prior to that, Mr. Tersin was a portfolio manager at Pacific Investment Management Company (PIMCO), focusing on short and low-duration portfolios. He also managed enhanced liquidity program firmwide as well as the European ETF trading operations. As portfolio manager, Mr. Tersin is primarily responsible for the day-to-day management of the Fund. He is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, and overseeing personnel at Kurv Investment Management LLC who have more limited responsibilities.

Investment Advisory Fees

Pursuant to an advisory agreement between NEOS ETF Trust, on behalf of each Target Fund, and Kurv Investment Management LLC (the “Kurv Advisory Agreement”), each Target Fund pays Kurv Investment Management LLC a management fee for the services and facilities it provides calculated daily and payable on a monthly at an annual rate of 1.15% of each Target Fund’s average daily net assets.

Out of the management fee, Kurv Investment Management LLC pays all expenses of each Target Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for the advisory fee, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the NEOS ETF Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

Pursuant to an investment advisory agreement between Kurv ETF Trust, on behalf of each Acquiring Fund, and Kurv Investment Management LLC (the “New Kurv Advisory Agreement”), each Acquiring Fund pays Kurv Investment Management LLC a management fee for the services and facilities it provides payable calculated daily and paid monthly at the annual rate of 1.15% of each Acquiring Fund’s average daily net assets.

Out of the management fee, Kurv Investment Management LLC pays all expenses of each Acquiring Fund,, except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

Kurv Investment Management LLC has contractually agreed to waive its fees and reimburse expenses of each of the Acquiring Funds November 30, 2025, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than Kurv Investment Management LLC) will not exceed 0.99% of average daily net assets of each Acquiring Fund. These fee waivers and expense reimbursements are subject to possible recoupment from the applicable Acquiring Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This fee waiver agreement may be terminated only by the Kurv ETF Trust Board on 60 days’ written notice to Kurv Investment Management LLC.A discussion regarding the basis for the Board’s approval of the Kurv Advisory Agreement with respect to each Target Fund is available in the Target Funds’ combined Semi-Annual Report dated November 30, 2023. A discussion regarding the basis for Kurv ETF Trustees’ approval of the New Kurv Advisory Agreement with respect to each Acquiring Fund will be available in the Acquiring Funds’ first semi-annual or annual report to shareholders following the Reorganization.

Other Service Providers

The following table identifies the principal service providers that service the Target Fund and that are expected to service the Acquiring Fund:

	Target Funds	Acquiring Funds
Administrator and Fund Accounting Agent	U.S. Bancorp Fund Services, LLC	Same
Transfer Agent	U.S. Bancorp Fund Services, LLC	Same
Custodian	U.S. Bank National Association	Same
Distributor and Principal Underwriter	Foreside Fund Services, LLC	Paralel Distributors, LLC
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Same
Legal Counsel	Thompson Hine LLP	Alston & Bird LLP

Purchase and Redemption of Shares in Creation Units

Each Fund issues and redeems shares at NAV only in a large, specified number of shares called a “Creation Unit” or multiples thereof. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. It is expected that only a limited number of institutional investors, called Authorized Participants or “APs,” will purchase and redeem shares directly from the Funds.

Individual shares of the Funds may only be purchased and sold in secondary market transactions through brokers. Shares can be bought or sold through an investor’s broker throughout the trading day like shares of any publicly traded issuer. When buying or selling shares through a broker, the investor will incur customary brokerage commissions and charges, and may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. The price at which an investor buys or sells shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by the broker, there is no minimum dollar amount that shareholders must invest in the Funds and no minimum number of shares that shareholders must buy. each

Shares of each Target Fund are listed for trading on CBOE BZX Exchange, Inc. under the ticker symbol listed below. Shares of the applicable Acquiring Fund will be listed for trading on the Cboe under the ticker symbol listed below.

Target Fund	Ticker Symbol	Acquired Fund	Ticker Symbol
Kurv Yield Premium Strategy Amazon (AMZN) ETF	AMZP	Kurv Yield Premium Strategy Amazon (AMZN) ETF	AMZP
Kurv Yield Premium Strategy Apple (APPL) ETF	AAPY	Kurv Yield Premium Strategy Apple (APPL) ETF	AAPY
Kurv Yield Premium Strategy Microsoft (MSFT) ETF	MSFY	Kurv Yield Premium Strategy Microsoft (MSFT) ETF	MSFY
Kurv Yield Premium Strategy Google (GOOGL) ETF	GOOP	Kurv Yield Premium Strategy Google (GOOGL) ETF	GOOP
Kurv Yield Premium Strategy Tesla (TSLA) ETF	TSLP	Kurv Yield Premium Strategy Tesla (TSLA) ETF	TSLP
Kurv Yield Premium Strategy Netflix (NFLX) ETF	NFLP	Kurv Yield Premium Strategy Netflix (NFLX) ETF	NFLP

For a discussion of how each Target Fund shares may be purchased and sold, as applicable, see “Buying and Selling Exchange-Traded Shares” in the prospectuses for the Target Funds (Kurv Yield Premium Strategy Amazon (AMZN) ETF, Kurv Yield Premium Strategy Apple (APPL) ETF. Kurv Yield Premium Strategy Microsoft (MSFT) ETF, Kurv Yield Premium Strategy Google (GOOGL) ETF, Kurv Yield Premium Strategy Tesla (TSLA) ETF and Kurv Yield Premium Strategy Netflix (NFLX) ETF incorporated by reference herein. For a discussion of how the applicable Acquiring Fund shares may be purchased sold, as applicable, see “Buying and Selling Exchange-Traded Shares” in Appendix D attached to this Proxy Statement.

Tax Information

Distributions shareholders receive from a Fund are generally taxable to them as ordinary income for federal income tax purposes, except that distributions may be taxed to shareholders at long-term capital gain rates to the extent reported by a Fund as “capital gain dividends” or “qualified dividend income,” and may also be subject to state or local taxes. Fund distributions may not be taxable to a shareholder if he/she/it is investing through a tax-advantaged retirement plan account or is a tax-exempt investor, although he/she/it may be taxed on withdrawals from his/her/its tax-advantaged account.

BOARD CONSIDERATIONS

At a meeting held on June 11, 2024, the Board of NEOS ETF Trust considered the Reorganizations. The Board evaluated the terms of the Plan, each Fund’s investment objective and strategies, the direct and indirect expenses relating to the Reorganizations, each Funds’ fees and expenses, the experience and expertise of the Acquiring Funds’ investment adviser, including its ability to manage single-stock ETFs that engage in option transactions, federal income tax consequences of the Reorganizations, and possible alternatives to the Reorganization. The Board, including the Trustees who are not “interested persons” of NEOS ETF Trust under the 1940 Act (the “Independent Trustees”), determined that the applicable Reorganization is in the best interests of each Target Fund and its shareholders and approved the Reorganization and the Plan subject to shareholder approval. If shareholders of a Target Fund do not approve the Plan, that Target Fund will continue to operate and Kurv Investment Management LLC will continue to serve as investment adviser to such Target Fund while the Board considers other alternatives in the best interest of such Target Fund’s shareholders.

Prior to the Board’s meeting, the Independent Trustees requested and received additional information from Kurv Investment Management LLC relating to particular aspects of the proposed transaction. Based on a comprehensive evaluation of all of the information provided, the Board considered the Reorganizations at its meeting on June 11, 2024 and determined to present the proposed transaction to shareholders and recommend shareholders vote for its approval. During its review, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Board considered the following factors, among others, in its evaluation of each Reorganization:

The Terms and Conditions of each Reorganization. The Board considered the terms of the Plan and, in particular, that the transfer of the assets of each Target Fund will be in exchange for shares of the corresponding Acquiring Fund and the corresponding Acquiring Fund’s assumption of all of the liabilities of the Target Fund. The Board also took note of the fact that no commissions or other direct transactional fees would be imposed on each Target Fund’s shareholders in connection with the applicable Reorganization. In addition, the Board noted that pursuant to the Plan, each Target Fund shareholder’s account will be credited with the number of corresponding Acquiring Fund shares equal to the value of the Target Fund shares that each shareholder holds immediately prior to the applicable Reorganization. The Board also noted that the value of the Target Fund’s assets to be acquired and the amount of its liabilities to be assumed by the corresponding Acquiring Fund and the NAV of a share of the Target Fund will be determined in accordance with the valuation methodologies described in the Target Fund’s Prospectus and SAI, as may be supplemented. As a result, the Board noted that the interests of each Target Fund’s shareholders would not be diluted as a result of the applicable Reorganization. The Board also noted that each Reorganization would be submitted to the Target Fund’s shareholders for approval.

Identical Investment Objective and Investment Strategies. The Board considered that the investment objective and the investment strategies of each Acquiring Fund are identical to those of the corresponding Target Fund.

Reputation, Financial Capacity, and Resources of the Proposed Adviser. The Board considered information provided with respect to the reputation, financial capacity, and resources of Kurv Investment Management LLC. In evaluating the resources and the rationale for the Reorganization, the Board also considered that the key personnel at Kurv Investment Management LLC have experience providing investment advisory services to ETFs, including prior experience as the investment adviser for each Target Fund since its inception and managing the unique single stock structure of each Target Fund in a compliance with applicable regulations.

Continuity of Certain Key Fund Services. The Board considered that none of the Reorganizations will result in any changes in service providers, with the exception of the distributor and legal counsel and the elimination of the sub-adviser. Thus, the most of the same service providers will execute the essential functions of administration, accounting, custody, and transfer agency for the Acquiring Funds. The Board determined that the continuity of those functions following the Reorganizations mitigates operational risks that might otherwise surface.

Expenses Relating to Reorganization. The Board considered that no Target Fund’s shareholders will incur any expenses in connection with the Reorganization applicable to them. All expenses relating to the Reorganizations, which are estimated to be $[______] for the Reorganizations in the aggregate, whether or not consummated, will be borne by Kurv Investment Management LLC, including expenses related to the Special Meeting and solicitation of proxies, preparing and filing the Proxy Statement, and the cost of copying, printing, and mailing proxy materials.

Relative Expense Ratios. The Board reviewed information regarding comparative expense ratios (current and pro forma expense ratios are set forth in “Summary Comparison of the Funds—Fees and Expenses” section above) and considered that Kurv Investment Management LLC has agreed to the same management fees with the same unitary fee arrangement (pursuant to which Kurv Investment Management LLC agrees to pay the Acquiring Fund’s operating expenses with only limited exceptions), which will result in estimated total annual fund operating expense ratios for the shares of each Acquiring Fund to be the same as those of the corresponding Target Fund. Additionally, the Board noted that Kurv Investment Management LLC has contractually agreed to the same fees waiver arrangements for the Acquiring Funds as are in place for the Target Funds at least through November 30, 2025, which will result in estimated total annual fund operating expense ratios for the shares of each Acquiring Fund to be the same as those of the corresponding Target Fund.

Reorganization is Not Expected to Dilute Shareholder’s Interests. The Board discussed that each proposed Reorganization is not expected to result in the dilution of the Target Fund’s shareholder’s interests.

Distribution. The Board considered the distribution capabilities of Paralel Distributors, LLC and its commitment to distribute shares of each Acquiring Fund.

Federal Income Tax Consequences. The Board considered that each Reorganization is expected to qualify as a reorganization for federal income tax purposes and that shareholders of each Target Fund are not expected to recognize any gain or loss upon receipt of shares of the corresponding Acquiring Fund in the Reorganization. The Board also considered that it would receive a legal opinion stating that the Reorganization would be a tax-free transaction to the Target Funds and their shareholders.

Governance. The Board considered information regarding the oversight of Kurv ETF Trust by its Trustees. The Independent Trustees of the Board received and considered information regarding matters concerning the Kurv ETF Trust Board, including, among others, the experience and expertise of its members, its composition and committee structure, and its oversight processes.

Other Alternatives. The Board acknowledged that the Reorganization was recommended by Kurv Investment Management LLC. The Board considered alternatives to the Reorganization that were identified by Kurv Investment Management LLC and the officers of NEOS ETF Trust and discussed with counsel.

Based on the foregoing, the Board determined that the terms of each Reorganization are fair and reasonable and that the interests of existing shareholders of the applicable Target Fund would not be diluted as a result of the proposed Reorganization. The Board approved each Reorganization, subject to approval by shareholders of each Target Fund and the solicitation of the shareholders of each Target Fund to vote “FOR” the approval of the Plan. These determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

KEY INFORMATION ABOUT THE PROPOSED REORGANIZATIONS

Shareholders of each Target Fund are being asked to approve the Plan, which sets forth the terms and conditions under which each Reorganization will be implemented. Material provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached to this Proxy Statement as Appendix A.

The Plan

The Plan provides for the transfer of all of the assets of each Target Fund to the corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund of equal value to the net assets of the Target Fund being acquired, and the corresponding Acquiring Fund’s assumption of all of the Target Fund’s liabilities, if any, as of the closing date of the Reorganization. The aggregate NAV of each corresponding Acquiring Fund shares issued in the exchange will equal the aggregate NAV of each Target Fund at the Closing (as defined in the Plan). Immediately after the transfer of each Target Fund’s assets as provided for in the Plan, the Target Fund will distribute the corresponding Acquiring Fund shares pro rata to its shareholders by the Acquiring Fund’s transfer agent establishing accounts on the Acquiring Fund’s share records in the names of those shareholders and transferring those shares of the Acquiring Fund to those accounts in redemption of the Target Fund shares and in complete liquidation of the Target Fund. The outstanding shares of each Target Fund held by the shareholders will then be canceled. As a result of the Reorganization, each shareholder of each Target Fund will receive the number of shares of the corresponding Acquiring Fund equal in value to his or her holdings in the Target Fund immediately before the Reorganization. Shares will be held in book entry form only.

The value of each Target Fund’s assets to be acquired and the liabilities to be assumed, if any, by the indicated Acquiring Fund and the NAV per share of each Target Fund will be determined as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the closing date of the Reorganization. The NAV per share amount will be determined in accordance with the valuation methodologies approved by the Board and described in each Target Fund’s Prospectus and SAI, as may be amended and supplemented. Kurv Investment Management LLC will bear all expenses relating to the Reorganization, including expenses related to the Special Meeting and solicitation of proxies, preparing and filing this Proxy Statement, and the cost of copying, printing, and mailing proxy materials.

Each Reorganization is subject to a number of conditions, including the approval of the Plan by the shareholders of the Target Funds and the receipt of a legal opinion from Alston & Bird LLP, counsel to Kurv ETF Trust, with respect to certain tax matters (see “Federal Income Tax Consequences of the Reorganizations,” below). Assuming satisfaction of the conditions in the Plan, the closing date of each Reorganization is expected to be on or about November 15, 2024, or another date agreed to by NEOS ETF Trust and Kurv ETF Trust. The Plan may be amended or terminated and each Reorganization abandoned at any time by mutual consent of NEOS ETF Trust, on behalf of the Target Funds, and Kurv ETF Trust, on behalf of the Acquiring Funds.

Repositioning

No repositioning of any Target Fund’s portfolio is expected to occur in connection with the Reorganizations.

Federal Income Tax Consequences of the Reorganizations

The following is a general summary of the material federal income tax consequences of the Reorganizations and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold shares of beneficial interest of the Target Fund as capital assets for federal income tax purposes. Shareholders who are not U.S. persons are strongly urged to consult their own tax advisors with respect to the particular tax consequences of the Reorganization and of an investment in the shares of the Acquiring Funds. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Reorganizations, shareholders should also consult their tax advisors as to state, local and foreign tax consequences, if any, of the proposed Reorganization(s) applicable to them.

Each Reorganization is intended to qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Code. As a condition to the Reorganization, the Target Funds and the Acquiring Funds have requested an opinion of Alston & Bird LLP substantially to the effect that with respect to the Reorganization, based on certain assumptions, facts, the terms of the Plan and representations set forth in the Plan or otherwise provided by the Target Funds and the Acquiring Funds and on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	Each Acquiring Fund’s acquisition of the assets of the corresponding Target Fund in exchange solely for the Acquiring Fund’s shares and its assumption of the liabilities of the corresponding Target Fund, followed by the corresponding Target Fund’s distribution of the Acquiring Fund’s shares pro rata to the corresponding Target Fund’s shareholders actually or constructively in exchange for their corresponding Target Fund shares in complete liquidation of the corresponding Target Fund, will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Target Funds and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

2.	Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by any Target Fund upon the transfer of such Target Fund’s assets to the corresponding Acquiring Fund solely in exchange for the corresponding Acquiring Fund shares and the assumption by the corresponding Acquiring Fund of the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the corresponding Acquiring Fund’s shares to the Target Fund shareholders in exchange for each Target Fund shares.

3.	Under Section 1032(a) of the Code, no gain or loss will be recognized by each Acquiring Fund upon the receipt of the corresponding Target Fund’s assets solely in exchange for the Acquiring Fund’s shares and the Acquiring Fund’s assumption of the liabilities of the corresponding Target Fund.

4.	Under Section 362(b) of the Code, the adjusted basis in each of each Target Fund’s assets acquired by the corresponding Acquiring Fund will be the same as the adjusted basis of such assets to the Target Fund immediately prior to the applicable Reorganization.

5.	Under Section 1223(2) of the Code, the holding period of the assets of each Target Fund in the hands of the corresponding Acquiring Fund will include the period during which those assets were held by the Target Fund (except where the corresponding Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).

6.	Under Section 354(a)(1) of the Code, no gain or loss will be recognized by a Target Fund’s shareholders upon the exchange of their Target Fund shares for the corresponding Acquiring Fund shares in complete liquidation of the Target Fund pursuant to the applicable Reorganization.

7.	Under Section 358(a)(1) of the Code, the aggregate adjusted basis of the Acquiring Fund shares received by each corresponding Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate adjusted basis of the corresponding Target Fund’s shares held by such shareholder immediately prior to the Reorganization.

8.	Under Section 1223(1) of the Code, the holding period of each Acquiring Fund shares received by the corresponding Target Fund’s shareholders in the Reorganization will include the period during which the corresponding Target Fund’s shares exchanged therefor were held by such shareholder (provided the corresponding Target Fund shares were held as capital assets on the date of the Reorganization).

9.	Each Acquiring Fund will succeed to and take into account the items of the corresponding Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder. In particular, under Treasury Regulations § 1.381(b)-1(a)(2), the Acquiring Fund will be treated for purposes of section 381 of the Code just as the corresponding Target Fund would have been treated if there had been no Reorganization, the tax attributes of the corresponding Target Fund enumerated in Section 381(c) of the Code shall be taken into account by the Acquiring Fund as if there had been no Reorganization, and the taxable year of the corresponding Target Fund will not end on the date of the Reorganization merely because of the closing of the Reorganization.

An opinion of counsel is not binding on the IRS or the courts and neither the Target Funds nor the Acquiring Funds has sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

Description of the Acquiring Funds Shares

Shares of the Acquiring Funds issued to the shareholders of the Target Funds pursuant to the Reorganization will be duly authorized, validly issued, fully paid, and non-assessable when issued in accordance with the Plan and will be transferable without restriction and will have no preemptive or conversion rights.

Capitalization

The capitalization of the Target Funds as of May 31, 2024, and the Acquiring Funds’ pro forma combined capitalization as of that date, after giving effect to the applicable Reorganization, are as follows:

Kurv Yield Premium Strategy Amazon (AMZN) ETF

(unaudited)	Target Fund Shares	Pro forma Acquiring Fund Shares
Net Assets	$1,188,981	$1,188,981
Shares Outstanding	40,000	40,000
Net Asset Value per Share	$29.72	$29.72

Kurv Yield Premium Strategy Apple (APPL) ETF

(unaudited)	Target Fund Shares	Pro forma Acquiring Fund Shares
Net Assets	$762,400	$762,400
Shares Outstanding	30,000	30,000
Net Asset Value per Share	$25.41	$25.41

Kurv Yield Premium Strategy Google (GOOGL) ETF

(unaudited)	Target Fund Shares	Pro forma Acquiring Fund Shares
Net Assets	$1,535,777	$1,535,777
Shares Outstanding	50,000	50,000
Net Asset Value per Share	$30.72	$30.72

Kurv Yield Premium Strategy Microsoft (MSFT) ETF

(unaudited)	Target Fund Shares	Pro forma Acquiring Fund Shares
Net Assets	$1,102,140	$1,102,140
Shares Outstanding	40,000	40,000
Net Asset Value per Share	$27.55	$27.55

Kurv Yield Premium Strategy Netflix (NFLX) ETF

(unaudited)	Target Fund Shares	Pro forma Acquiring Fund Shares
Net Assets	$939,124	$939,124
Shares Outstanding	30,000	30,000
Net Asset Value per Share	$31.30	$31.30

Kurv Yield Premium Strategy Tesla (TSLA) ETF

(unaudited)	Target Fund Shares	Pro forma Acquiring Fund Shares
Net Assets	$2,971,161	$2,971,161
Shares Outstanding	150,000	150,000
Net Asset Value per Share	$19.81	$19.81

ADDITIONAL INFORMATION ABOUT THE FUNDS

General

For a general discussion of the operation and organization of the Target Funds, see “General Description of the Trust” and “Exchange Listing and Trading” in the SAI for the Kurv Yield Premium Strategy Amazon (AMZN) ETF, Kurv Yield Premium Strategy Apple (APPL) ETF and Kurv Yield Premium Strategy Microsoft (MSFT) ETF Target Funds, the SAI for the Kurv Yield Premium Strategy Google (GOOGL) ETF and Kurv Yield Premium Strategy Tesla (TSLA) ETF Target Funds and the SAI for the Kurv Yield Premium Strategy Netflix (NFLX) ETF Target Fund, which are incorporated by reference herein. For a general discussion of the operation and organization of each Acquiring Fund, see “General Information of the Trust” and “Exchange Listing and Trading” in the Proxy Statement SAI.

Comparison of Governing Documents and Rights of the Funds’ Shareholders

The Acquiring Funds are a series of Kurv ETF Trust, which is a Delaware statutory trust. The Target Funds are a series of NEOS ETF Trust, which is also a Delaware statutory trust. The Acquiring Funds are governed by an Amended and Restated Agreement and Declaration of Trust, their bylaws and Delaware law. The Target Funds are governed by an Amended and Restated Agreement and Declaration of Trust dated July 14, 2023, as amended (“Target Funds’ Declaration”), its bylaws and Delaware law. Information about the shareholder rights provided for in each Fund’s governing instruments and governing law is provided below.

Shares. The trustees of the Target Funds and the Acquiring Funds each have the power to issue shares without shareholder approval. The governing instruments of the Target Funds and the Acquiring Funds indicate that the amount of shares that the Target Funds and the Acquiring Funds each may issue is unlimited.

Shareholder Meetings. None of the Funds are required to hold annual meetings of shareholders. The governing instruments of the Acquiring Funds provide that a special meeting of the shareholders of the Kurv ETF Trust may be called upon a written request of shareholders owning at least one-third of the outstanding shares entitled to vote. The governing instruments of the Target Fund provide that special meetings may be called upon (i) the request of a majority of the Trustees then in office, or (ii) the written request of shareholders entitled to cast at least twenty percent (20%) of all the votes entitled to be cast at such meeting, provided that (a) such request shall state the purpose or purposes of the meeting and the matters proposed to be acted upon at such meeting, and (b) the shareholders requesting such meeting shall have paid to the NEOT ETF Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such Shareholders.

Quorum. The governing instrument of both the Target Funds and the Acquiring Funds provide that 33 1/3% of the shares present in person or represented by proxy and entitled to vote at a shareholder meeting shall constitute a quorum. The governing instruments of the Target Funds provide that so long as quorum is present when a duly called and held meeting is convened, Shareholders may continue to transact business until adjournment even if the withdrawal of a number of Shareholders originally present leaves less than the proportion or number otherwise required for a Quorum, while the governing instruments of the Acquiring Funds do not provide for this.

Adjournment of Shareholder Meetings. The governing documents of both the Target Funds and the Acquiring Funds provide that any shareholders’ meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at that meeting.

Vote Required. The governing documents of both the Target Funds and Acquiring Funds provide that, except as otherwise required by applicable law or the governing documents, if a quorum is present at any meeting, a majority of the shares voted decide any question, except a plurality vote is necessary for the election of trustees.

Removal of Trustees by Shareholders. The governing instruments of the Acquiring Funds provide that shareholders shall have the power to remove a Trustee only to the extent provided by the 1940 Act and the rules and regulations thereunder while the Target Funds’ governing instruments, while silent on the removal of trustees by shareholders, provide that shareholders do not have the power to vote on any matter except as may be required by law, any registration of the Trust with the Commission (or any successor agency) or as the Trustees may consider and determine necessary or desirable.

Personal Liability of Shareholders. The governing instrument of the Target Funds provides that no personal liability for any debt, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to, “the Trust or any Series or Class shall attach to any Shareholder or former Shareholder of the Trust”, while the governing instrument of the Acquiring Funds provides that shareholders shall be entitled to the same limitation of personal liability extended to stockholders of a private corporation organized for profit under the general corporation law of the State of Delaware.

Amendments of Governing Documents. The governing instruments of both the Target Funds and the Acquiring Funds provide that the Trustees may amend the governing instruments at any time in writing without the need for shareholder action.

Derivative Actions. The governing instruments of the Acquiring Funds state that a shareholder may bring derivative action on behalf of the Kurv ETF Trust only if the shareholder or shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused.

The governing instruments of the Target Funds provide that no action may be brought by a shareholder on behalf of the NEOS ETF Trust unless: (1) shareholders owning no less than a majority of the then outstanding Shares, or Series or Class thereof, join in the bringing of such action; (2) the Trustees by a majority vote approve bringing of such action; or (3) the President approves the bringing of such action. Additionally, the governing instruments of the Target Funds provide that a shareholder shall not be entitled to participate in a derivative or class action lawsuit on behalf of any other Series or any other Class or on behalf of the shareholders in any other Series or any other Class of the Trust than the Series or Class of Shares owned by such shareholder.

For a description of other significant attributes of shares of the Target Funds see “General Description of the Trust,” “Exchange Listing and Trading” and Creation and Redemption of Creation Units” in the SAI for the Kurv Yield Premium Strategy Amazon (AMZN) ETF, Kurv Yield Premium Strategy Apple (APPL) ETF and Kurv Yield Premium Strategy Microsoft (MSFT) ETF Target Funds, the SAI for the Kurv Yield Premium Strategy Google (GOOGL) ETF and Kurv Yield Premium Strategy Tesla (TSLA) ETF Target Funds and the SAI for the Kurv Yield Premium Strategy Netflix (NFLX) ETF Target Fund, which are incorporated by reference herein. For a description of other significant attributes of shares of the Acquiring Funds see “General Description of the Trust,” “Exchange Listing and Trading” and Creation and Redemption of Creation Units” in the Proxy Statement SAI.

Pricing of Fund Shares

For information on how the NAV per share of each Fund is calculated, see “Determination of NAVC” in the prospectuses for the Target Funds (Kurv Yield Premium Strategy Amazon (AMZN) ETF, Kurv Yield Premium Strategy Apple (APPL) ETF. Kurv Yield Premium Strategy Microsoft (MSFT) ETF, Kurv Yield Premium Strategy Google (GOOGL) ETF, Kurv Yield Premium Strategy Tesla (TSLA) ETF and Kurv Yield Premium Strategy Netflix (NFLX) ETF and, for each Acquiring Fund, see “Determination of Net Asset Value” in Appendix D attached to this Proxy Statement.

Dividends, Distributions, and Taxes

The Target Funds and the Acquiring Funds each intend to distribute substantially all of its net investment income monthly and net capital gains to its shareholders at least annually. Each Fund seeks to maintain relatively stable monthly distributions, although the amount of income earned by a Fund varies from period-to-period. Each month, each Fund determines the amount of distribution to pay based on a combination of the amount of options premium generated from the Fund’s options collar strategy implemented for the applicable month, the dividends generated by the Fund’s underlying equity portfolio, and the appreciation of the Fund’s equity holdings. As a result of such distribution strategy, each Fund’s distributions are expected to exceed its earnings and profits in some or all tax years, and consequently, all or a portion of the distributions made for a taxable year may be characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Each Fund will declare and pay capital gain distributions in cash. Distributions in cash may be reinvested automatically in additional Fund shares only if the broker through whom you purchased Fund shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

For a discussion of the Target Fund’s policies with respect to dividends and distributions, and federal income tax considerations, see “Dividends, Distributions, and Taxes” in the prospectuses for the Target Funds (Kurv Yield Premium Strategy Amazon (AMZN) ETF, Kurv Yield Premium Strategy Apple (APPL) ETF. Kurv Yield Premium Strategy Microsoft (MSFT) ETF, Kurv Yield Premium Strategy Google (GOOGL) ETF, Kurv Yield Premium Strategy Tesla (TSLA) ETF and Kurv Yield Premium Strategy Netflix (NFLX) ETF, which is incorporated by reference herein. For a discussion of the Acquiring Fund’s policies with respect to dividends and distributions, and federal income tax considerations, see “Distributions” and “Tax Information” in Appendix D attached to this Proxy Statement.

Disclosure of Portfolio Holdings and Premium/Discount Information

For a description of each Target Fund’s policies and procedures with respect to the disclosure of its portfolio holdings and premium/discount information, see “Portfolio Holdings” and “Premium/Discount Information” in the Target Funds’ Prospectus and “Portfolio Holdings” in the SAI for the Kurv Yield Premium Strategy Amazon (AMZN) ETF, Kurv Yield Premium Strategy Apple (APPL) ETF and Kurv Yield Premium Strategy Microsoft (MSFT) ETF Target Funds, the SAI for the Kurv Yield Premium Strategy Google (GOOGL) ETF and Kurv Yield Premium Strategy Tesla (TSLA) ETF Target Funds and the SAI for the Kurv Yield Premium Strategy Netflix (NFLX) ETF Target Fund, which are incorporated by reference herein. For a description of each Acquiring Fund’s policies and procedures with respect to the disclosure of its portfolio holdings and premium/discount information, see “Premium/Discount Information” in Appendix D attached to this Proxy Statement, and “Portfolio Holdings Disclosure” in the Proxy Statement SAI.

Frequent Purchases and Redemptions

For a discussion of each Target Fund’s policies with respect to frequent purchases and redemptions, see “Frequent Purchases and Redemptions of Fund Shares” in the prospectuses for the Target Funds (Kurv Yield Premium Strategy Amazon (AMZN) ETF, Kurv Yield Premium Strategy Apple (APPL) ETF. Kurv Yield Premium Strategy Microsoft (MSFT) ETF, Kurv Yield Premium Strategy Google (GOOGL) ETF, Kurv Yield Premium Strategy Tesla (TSLA) ETF and Kurv Yield Premium Strategy Netflix (NFLX) ETF, which is incorporated by reference herein. For a discussion of each Acquiring Fund’s policies with respect to frequent purchases and redemptions, see “Frequent Purchases and Redemptions of Fund Shares” in Appendix D attached to this Proxy Statement.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Fund shares. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in Rule 12d1-4 under the 1940 Act, including that such investment companies enter into agreements with the Funds.

Purchases Through Broker-Dealers and Other Financial Intermediaries

If shareholders purchase shares through a broker-dealer or other financial intermediary, a Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Fund shares over another investment. Shareholders should ask their salespersons or visit their financial intermediary’s website for more information.

Financial Information

For certain financial information about each Target Fund, see “Financial Highlights” which are appended to this Proxy Statement as Appendix B.

VOTING INFORMATION

RECORD DATE, VOTING RIGHTS, AND VOTES REQUIRED

Proxies are being solicited from the shareholders of the Target Funds by NEOS ETF Trust’s Board of Trustees for the Special Meeting, which will be convened on November 13, 2024, at the principal executive offices of Kurv Investments, LLC, 1 Letterman Drive, Building C, Suite 3-500, San Francisco, CA 94129, at 1:00 pm Eastern time, or at such later time made necessary by adjournment.

The Board has fixed the close of business on September 13, 2024 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof. Shareholders of record as of the Record Date will be entitled to one vote for each share held. As of the Record Date, the total number of issued and outstanding shares of Target Funds were:

Kurv Yield Premium Strategy Amazon (AMZN) ETF: [   ]

Kurv Yield Premium Strategy Apple (APPL) ETF: [   ]

Kurv Yield Premium Strategy Microsoft (MSFT) ETF: [   ]

ETF, Kurv Yield Premium Strategy Google (GOOGL) ETF: [   ]

Kurv Yield Premium Strategy Tesla (TSLA) ETF: [   ]

Kurv Yield Premium Strategy Netflix (NFLX) ETF: [   ]

Shareholders of record who owned five percent or more of the shares of any Target Fund as of the Record Date are set forth on Appendix C to this Proxy Statement. Approval of the Plan will require the affirmative vote of the lesser of: (a) 67% of each Target Funds’ shares present at the Meeting, if the holders of more than 50% of each Target Fund’s outstanding shares are present in person or represented by proxy; or (b) more than 50% of each Target Fund’s outstanding shares.

HOW TO VOTE

You can vote your shares in person at the Special Meeting or by mail, by the internet, and by automated touchtone as set forth below:

•	Mail: To vote your proxy by mail, check the appropriate voting box on your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date, and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.

The options below are available 24 hours a day / 7 days a week.

•	Internet: The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on your proxy card.

•	Automated Touchtone: The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card. You must have the control number found on your proxy card.

If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so. If you hold your shares in “street name” through a broker, bank, or other nominee, you should contact your nominee about voting in person at the Special Meeting. We encourage you to check this website prior to the Special Meeting if you plan to attend.

PROXIES

All proxies solicited by the Board that are properly executed and received by the Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use each Target Fund receives written notification to the contrary from any one of such persons. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted “FOR” the matters specified on the proxy. All shares that are voted and votes to “ABSTAIN” will be counted towards establishing a quorum.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to each Target Fund. You may also give written notice of revocation in person at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

QUORUM AND ADJOURNMENTS

One-third of the outstanding shares of each Target Fund will be considered a quorum for the transaction of business with respect to each Target Fund. If a quorum of shareholders of each Target Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Reorganization described in this Proxy Statement are not received, the chairman of the Special Meeting may adjourn the Special Meeting of each Target Fund one or more times within a reasonable time after the date set forth for the original meeting to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to each Target Fund may be transacted at any such adjourned session(s) at which a quorum is present. The persons designated as proxies may use their discretionary authority to vote as instructed by management of each Target Fund on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

All proxies voted, including abstentions, will be counted toward establishing a quorum. Because the proposals are expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the proposal is non-discretionary, the Trust does not expect to receive broker non-votes. Abstentions will have the same effect as votes against the proposal.

SOLICITATION OF PROXIES

Each Target Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile, Internet, or oral communications. [   ] has been retained to aid in the solicitation of proxies, at an anticipated cost of approximately $[___], exclusive of printing costs. Kurv Investment Management LLC will bear the expenses relating to the Reorganization, including the costs of retaining [ ].

OTHER INFORMATION

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

APPRAISAL RIGHTS

Shareholders will have no appraisal rights in connection with the Reorganization.

NEXT MEETING OF SHAREHOLDERS

The Target Funds do not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Target Funds’ Secretary within a reasonable time before the proxy materials for the next meeting are sent to shareholders. Timely submission of a proposal does not necessarily mean that the proposal will be included.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Funds in connection with the Reorganization and the federal income tax consequences of the Reorganization will be passed upon by Alston & Bird LLP.

AVAILABLE INFORMATION

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports and other information, including proxy materials, with the SEC. Reports and other information filed by the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. In addition, the Funds’ shares are listed on the Exchange. Reports, proxy statements and other information that may be filed with the Exchange and also may be inspected at the offices of the Exchange.

APPENDIX A –AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is adopted as of this [ ]th day of November [ ], 2024 by and among (i) NEOS ETF Trust (the “NEOS ETF Trust”), on behalf of Kurv Yield Premium Strategy Amazon (AMZN) ETF, Kurv Yield Premium Strategy Apple (APPL) ETF, Kurv Yield Premium Strategy Walt Disney (DIS) ETF, Kurv Yield Premium Strategy ExxonMobil (XOM) ETF, Kurv Yield Premium Strategy JPMorgan (JPM) ETF, Kurv Yield Premium Strategy Microsoft (MSFT) ETF, Kurv Yield Premium Strategy Google (GOOGL) ETF, Kurv Yield Premium Strategy Tesla (TSLA) ETF and Kurv Yield Premium Strategy Netflix (NFLS) ETF, each a series of the Trust (each a “Target Fund” and collectively the “Target Funds”), (ii) Kurv ETF Trust (the “Kurv ETF Trust”), on behalf of its series, Kurv Yield Premium Strategy Amazon (AMZN) ETF, Kurv Yield Premium Strategy Apple (APPL) ETF, Kurv Yield Premium Strategy Walt Disney (DIS) ETF, Kurv Yield Premium Strategy ExxonMobil (XOM) ETF, Kurv Yield Premium Strategy JPMorgan (JPM) ETF, Kurv Yield Premium Strategy Microsoft (MSFT) ETF, Kurv Yield Premium Strategy Google (GOOGL) ETF, Kurv Yield Premium Strategy Tesla (TSLA) ETF and Kurv Yield Premium Strategy Netflix (NFLS) ETF (each a “Acquiring Fund” and collectively the “Acquiring Funds”), and (iii) solely for the purposes of Sections 7.1(h), 8.5 and 9 of this Agreement, Kurv Investment Management LLC, the investment adviser to the Target Funds and the Acquiring Funds.

WHEREAS, the parties hereto intend for the Target Funds and the Acquiring Funds to enter into a transaction pursuant to which: (i) each Target Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for (a) the corresponding Acquiring Fund’s assumption of all of the Target Fund’s liabilities as described herein, and (b) shares of the corresponding Acquiring Fund of equal value to the net assets of the Target Fund being acquired, and (ii) each Target Fund will immediately distribute the shares of the corresponding Acquiring Fund to shareholders of each Target Fund, in connection with the liquidation and termination of each Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (such transaction, the “Reorganization”);

WHEREAS, the Acquiring Funds are “shell series” of Kurv ETF Trust created for the purpose of, and is authorized to, acquire the assets and assume the liabilities of the Target Funds;

WHEREAS, the Target Funds and the Acquiring Funds are open-end, registered investment companies of the management type registered with the U.S. Securities and Exchange Commission (the “Commission”); and

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization with respect to the Reorganization within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATIONS

1.1.	Plan of Transaction

(a)          Upon the terms and subject to the conditions herein set forth and on the basis of the representations and warranties contained herein, each Target Fund agrees to transfer to the corresponding Acquiring Fund all of the Target Fund’s assets as set forth in Section 1.1(b), and the corresponding Acquiring Fund agrees in consideration therefor (i) to deliver to the Target Fund that number of corresponding Acquiring Fund shares (“Acquiring Fund Shares”) determined by dividing the value of the Target Fund’s assets net of any liabilities assumed by the corresponding Acquiring Fund, computed in the manner and as of the time and date set forth in Section 2.1(a), by the net asset value of one share of the corresponding Acquiring Fund, computed in the manner and as of the time and date set forth in Section 2.1(a); and (ii) to assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (as defined in Section 1.1(b)).

The Target Funds will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the closing provided for in Section 3.1 (the “Closing”) consistent with its obligation to continue to pursue its investment objective and strategies in accordance with the terms of its prospectus.

Each Target Fund will distribute the corresponding Acquiring Fund Shares received by the Target Fund pro rata to the Target Fund’s shareholders of record determined as of the Closing (the “Target Fund Shareholders”). All Acquiring Fund Shares delivered to the Target Funds shall be delivered at net asset value without a sales load, commission, transaction fee or other similar fee being imposed. Such transaction shall take place at the Closing.

(b)          The assets of each Target Fund to be acquired by the corresponding Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests, collateral, claims (whether absolute, contingent, known or unknown, accrued or unaccrued, and including, without limitation, any interest in pending or future legal claims in connection with (i) past or present holdings, whether in the form of class action claims, opt-out, or other direct litigation claims or regulator or government established investor recovery funds claims or (ii) contractual, fiduciary, or other relationships with any investment adviser, principal underwriter, or other party, and any and all resulting recoveries), dividends or interest or other receivables that are owned by the Target Fund, copies of all books and records of the Target Fund on the closing date, as defined in Section 3.1 (the “Closing Date”), and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Target Fund prepared as of the effective time of the Closing (the “Closing Statement of Assets and Liabilities”) in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Target Fund’s most recent audited statement of assets and liabilities, if any. The Assets of the Target Funds shall be delivered free and clear of all liens, encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2) of the Code, or that are restricted to resale by their terms), hypothecations, and claims whatsoever, and there shall be no restrictions on the full transfer thereof.

(c)          Any regulatory reporting responsibility of the Target Funds, including the responsibility for filing regulatory reports, tax returns, and other documents for periods ending on or prior to the Closing Date and such later date on which the Target Funds is terminated, is and shall remain the responsibility of the Target Funds. Any reporting responsibility of the Acquiring Funds, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “SEC”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquiring Funds.

(d)          As soon as reasonably practicable after the transfer of Assets provided for in Section 1.1(a), each Target Fund will distribute to the Target Fund’s Shareholders determined as of the Closing, on a pro rata basis, the corresponding Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1(a) and will completely liquidate, dissolve, and terminate. The distribution, liquidation, dissolution, and termination referenced in this Section 1.1(d) will be accomplished with respect to the shares of beneficial interest of the Target Fund (“Target Fund Shares”) by the transfer of the corresponding Acquiring Fund Shares received by the Target Fund then credited to the accounts of the Target Fund on the books of the Acquiring Fund in the names of each of the Target Fund Shareholders. The corresponding Acquiring Fund shall have no obligation to inquire as to the validity, propriety, or correctness of such records, but shall assume that such transaction is valid, proper, and correct.

(e)          Prior to the Closing, each Acquiring Fund will issue one share of beneficial interest of the Acquiring Fund (the “Initial Share”) to the investment adviser of the Acquiring Fund or an affiliate thereof (the “Sole Shareholder”) in exchange for a nominal amount for the sole purpose of allowing the Sole Shareholder to approve certain matters to facilitate the organization of the Acquiring Fund. Prior to the Closing, the Initial Shares will be redeemed and cancelled by each such Acquiring Fund in exchange for an amount equal to the consideration received by the Acquiring Fund for such Initial Share.

2.	VALUATION

2.1.	With respect to the Reorganizations:

(a)          The value of the Assets and the liabilities of each Target Fund shall be computed as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in Section 3.1 (the “Valuation Date”), using the valuation procedures approved by the Board of Trustees of NEOS ETF Trust.

(b)          The number of Acquiring Fund Shares issued by each Acquiring Funds in exchange for corresponding Target Fund’s Assets shall equal the number of shares of each corresponding Target Fund outstanding as of the Valuation Date.

(c)          The net asset value of the Acquiring Fund Shares issued in connection with the Reorganizations shall be determined to the nearest full cent as of the Valuation Date by dividing the net value of each Target Fund’s Assets (described in Section 2.1(a)) by the number of corresponding Acquiring Fund Shares issued in connection with the Reorganization (as described in Section 2.1(b)).

(d)          All computations of value shall be made by the Target Funds’ administrator using the Target Funds’ valuation procedures and shall be subject to review by the Acquiring Funds’ administrator, and, if requested by either NEOS ETF Trust or Kurv ETF Trust, by the independent registered public accounting firm of the requesting party at the expense of the requesting party.

3.	CLOSING AND CLOSING DATE

3.1.        The Closing of the transactions contemplated by this Agreement shall be on or about November 15, 2024, or such other date to which the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the New York Stock Exchange (“NYSE”), on the Closing Date, unless otherwise agreed to by the parties.

3.2.	With respect to the Reorganizations:

(a)          The Target Funds shall cause U.S. Bank National Association, the custodian for the Target Funds, to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to the Acquiring Funds, immediately prior to the Closing and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for each Target Fund to the custodian for the corresponding Acquiring Fund for examination no later than five business days preceding the Closing Date (unless the custodian for the Target Fund is also the custodian for the corresponding Acquiring Fund) and transferred and delivered by each Target Fund as of the Closing for the account of the corresponding Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Each Target Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing by book entry in accordance with the customary practices of such depositories and the custodian for the corresponding Acquiring Fund. The cash to be transferred by each Target Fund shall be delivered by wire transfer of federal funds as of the Closing (or such other suitable means if the custodian for each Target Fund is also the custodian for the corresponding Acquiring Fund). If a Target Fund is unable to make such delivery as of the Closing in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing have not yet been delivered to the Target Fund or their broker, then the Target Fund shall, by the Closing, have the custodian for the Target Fund deliver to the corresponding Acquiring Fund or the Acquiring Fund’s custodian, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the corresponding Acquiring Fund or the Acquiring Fund’s custodian, such as brokers’ confirmation slips.

(b)          The Target Funds shall cause U.S. Bancorp Fund Services, LLC, the transfer agent for the Target Funds, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of each Target Funds’ Shareholders and the number and percentage ownership (to three decimal places) of outstanding Target Fund Shares owned by the Target Fund Shareholders immediately prior to the Closing. The corresponding Acquiring Fund shall issue and deliver a confirmation evidencing the corresponding Acquiring Fund Shares or provide evidence satisfactory to each Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certifications, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transaction contemplated by the Agreement. Any cash to be transferred by the Acquiring Funds shall be delivered by wire transfer of federal funds as of the Closing (or such other suitable means if the custodian for the Target Fund is also the custodian for the corresponding Acquiring Fund).

(c)          In the event that immediately prior to the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Target Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of either party to this Agreement, accurate appraisal of the value of the Target Fund Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1.        NEOS ETF Trust , on behalf of itself or, where applicable, the Target Funds, represents and warrants to Kurv ETF Trust and the Acquiring Funds as follows:

(a)          NEOS ETF Trust is a Delaware statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power and authority under the Agreement and Declaration of Trust of NEOS ETF Trust , as amended (the “Declaration of Trust”), to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of the shareholders of the Target Funds, to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated by this Agreement. The Target Funds each a separate series of NEOS ETF Trust duly designated in accordance with the applicable provisions of NEOS ETF Trust’s Declaration of Trust. NEOS ETF Trust and the Target Funds are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on NEOS ETF Trust or the Target Funds. The Target Funds have all material foreign, federal, state, and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Funds;

(b)          NEOS ETF Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the shares of the Target Funds under the Securities Act of 1933 (“1933 Act”), are in full force and effect, and no action or proceeding to revoke or suspend such registrations is pending or, to the knowledge of NEOS ETF Trust, threatened;

(c)          No consent, approval, authorization, or order of any court, Governmental Authority (as defined below), or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Funds and NEOS ETF Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing under the 1933 Act, the Securities Exchange Act of 1934 (“1934 Act”), the 1940 Act, state securities laws, and the Hart-Scott-Rodino Antitrust Improvements Act of 1976;

(d)          The Target Funds are not, and the execution, delivery, and performance of this Agreement by the Target Funds will not result (i) in a violation of law or of NEOS ETF Trust’s Declaration of Trust or By-laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, exemptive order, instrument, contract, lease, or other undertaking to which the Target Funds are a party or by which are bound, and the execution, delivery, and performance of this Agreement by the Target Funds will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Target Funds are a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge, or encumbrance on any property or assets of the Target Funds;

(e)          Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Funds, all material contracts or other commitments (other than this Agreement), including without limitation the contracts set forth in Schedule 7.1(h), will be terminated with respect to the Target Funds at or prior to the Closing without liability to the Target Funds and such termination shall not result in the acceleration of any obligations of the Target Funds on or prior to the Closing;

(f)          The current prospectus and statement of additional information of each Target Fund and each prospectus and statement of additional information of each Target Fund used at all times between the commencement of operations of the each Target Fund and the date of this Agreement conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(g)          The Target Funds are in compliance in all material respects with, and since its commencement of operations has been in compliance in all material respects with, the investment policies and restrictions set forth in each Target Fund’s then applicable prospectus and statement of additional information;

(h)           The Target Funds are in compliance in all material respects with, and since its commencement of operations has been in compliance in all material respects with, the requirements of the 1933 Act, 1934 Act, and the 1940 Act and all rules and regulations under each of the foregoing, and state securities laws and regulations;

(i)            The Target Funds are in compliance in all material respects with, and except as otherwise disclosed in writing pursuant to Section 5.1(n) hereof, since its commencement of operations has been in compliance in all materials respects with, its policies and procedures adopted pursuant to Rule 38a-1 under the 1940 Act including without limitation the valuation policies and procedures of NEOS ETF Trust, transactions with affiliated persons and underwriters pursuant to Section 17 of the 1940 Act, transactions with Authorized Participants in Creation Units under any applicable exemptive orders applicable to the Target Funds, compliance with the liquidity risk management requirements of Rule 22e-4 under the 1940 Act, and during the twelve-month period preceding the date of this Agreement, there have been no material miscalculations of the net asset value of the Target Funds or the net asset value per share of any Target Fund that have not been remedied or will not be remedied prior to the Closing in accordance with industry practices and the policies of NEOS ETF Trust;

(j)            Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Funds, the Target Funds will as of the Closing, have good title to the Assets, and full right, power, and authority to sell, assign, transfer, and deliver such Assets, free of adverse claims, including any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2) of the Code, or that are restricted to resale by their terms), and upon delivery and payment for such Assets, the Acquiring Funds, will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act;

(k)            The financial statements of each Target Fund for all of the Target Fund’s completed fiscal years have been (or, if such fiscal year-end is within the last sixty (60) days, will be) audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A (the “Prospectus” and “Statement of Additional Information”). Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding each Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition and results of operations of each Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Funds required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. No significant deficiency, material weakness, fraud, significant change, or other factor that could significantly affect the internal controls of any Target Fund has been disclosed or is required to be disclosed in the Target Fund’s reports on Form N-CSR and, to the knowledge of the Target Funds, no such disclosure will be required as of the Closing;

(l)            Since the last day of each Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;

(m)          (i) For each taxable year of its operation (including the pre-Closing portion of its taxable year that includes the Closing Date), the Target Funds have been, and will be, treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met and intends to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code through the Closing Date. Each Target Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Target Fund. Each Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder.

(ii) All federal, state, local, and foreign income Tax Returns and other Tax Returns (including, for the avoidance of doubt, dividend reporting forms, and other Tax-related reports) of each Target Fund required to have been filed on or before the Closing Date or for periods ending on or before the Closing Date have been (or will be) duly and timely filed (taking into account any permitted extensions) and are or will be correct in all respects, and all federal, state, local, foreign, and other Taxes of each Target Fund (whether or not shown as due or required to be shown as due on said Tax Returns) for Tax periods ending on or before the Closing Date have been duly and timely paid, except for Taxes not yet payable, in which case, provision has been made by each Target Fund for the payment thereof and any such unpaid Taxes as of the date of the financial statements referred to in paragraph (l) above are properly reflected on such financial statements.

(iii) There are no audits, examinations, investigations, or other proceedings pending or threatened by any Taxing Authority in writing with respect to the Target Funds, and no waivers or extensions of any statute of limitations that remain open with respect to Taxes have been granted or requested with respect to the Target Funds.

(iv) No Taxing Authority with which the Target Funds do not file Tax Returns has claimed in writing or, to the knowledge of the Target Funds, in any other manner that the Target Funds are or may be subject to taxation by that Taxing Authority, and no Taxing Authority with which the Target Funds do not file a particular Tax Return has claimed in writing or, to the knowledge of the Target Funds, in any other manner that the Target Fund is or may be required to file such Tax Return. No issue has been raised by any Tax Authority in any prior examination of the Target Funds which, by application of the same or similar principles, could reasonably be expected to result in a proposed deficiency for any subsequent taxable period. The Target Funds have delivered a written disclosure schedule to the corresponding Acquiring Funds listing (A) all jurisdictions in which the Target Funds pay or has paid Taxes and/or file or have filed Tax Returns and (B) all federal, state, and local income and franchise Tax Returns filed by, or on behalf of, the Target Funds, and each such disclosure schedule is accurate and complete;

As used in this Agreement:

“Governmental Authority” means any nation, state, territory, province, county, city, or other unit or subdivision thereof or any entity, authority, agency, department, board, commission, instrumentality, court, or other judicial body authorized on behalf of any of the foregoing to exercise legislative, judicial, regulatory, or administrative functions of or pertaining to government, and any governmental or non-governmental self-regulatory organization.

“Tax” or “Taxes” means (i) any and all federal, state, local, foreign, and other taxes, assessments, levies, duties, fees, and other governmental or similar charges, including without limitation income, profits, gross receipts, net proceeds, alternative or add-on minimum, ad valorem, value added, turnover, sales, use, property, unclaimed property, personal property (tangible and intangible), environmental, stamp, leasing, lease, user, excise, duty, franchise, capital, capital stock, transfer, registration, license, withholding, social security (or similar), unemployment, disability, payroll, employment, fuel, excess profits, occupational, premium, windfall profit, severance, estimated, or other governmental charge of any kind whatsoever and (ii) any liability related to an item described in clause (i) of this definition and arising (a) from being or having been a member of an affiliated, consolidated, combined, unitary group, or similar group for federal, state, local, or foreign tax purposes or (b) as a result of being a successor to another person or transferee thereof, or pursuant to contract (other than pursuant to a contract the principal purpose of which is not allocation of an item described in clause (i) of this definition), in all cases together with any interest, penalties, additions to tax or additional amounts imposed in connection with any of the foregoing.

“Taxing Authority” means, with respect to any Tax, the Governmental Authority that imposes such Tax and the agency (if any) charged with the collection of such Tax for such Governmental Authority.

“Tax Return” means any return, declaration, report, claim for refund, information return, or any similar filing or statement filed with any Taxing Authority (domestic, foreign, or otherwise) that is related to Taxes, including any form, schedule, or attachment thereto and any amendment or supplement thereof;

(n)          All issued and outstanding shares of each Target Fund are duly authorized and validly issued and outstanding, fully paid and non-assessable by NEOS ETF Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and local regulatory authorities and will be held at the time of closing by the persons and in the amounts set forth in the records of the transfer agent of the Target Funds;

(o)          The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the Board of Trustees of NEOS ETF Trust, on behalf of the Target Funds, and subject to the due authorization, execution, and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Funds, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles;

(p)          The books and records of the Target Funds are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules, and regulations applicable to the Target Funds;

(q)          Each Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(r)           Each Target Fund has no unamortized or unpaid organizational fees or expenses;

(s)           The information to be furnished by the Target Funds for use in applications for orders, registration statements, or proxy materials or for use in any other document filed or to be filed with any federal, state, or local regulatory authority (including any national securities exchange or FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(t)           The combined proxy statement and prospectus on Form N-14 (the “Proxy Statement”) referred to in Section 5.1(c), only insofar as it relates to NEOS ETF Trust and each Target Fund, will, on the effective date of the Proxy Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not misleading; provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with the information that was furnished by NEOS ETF Trust on behalf of the corresponding Acquiring Funds for use therein;

(u)          Except as otherwise disclosed, there is no action, suit, proceeding, claim, demand, arbitration, matter, or investigation pending or threatened against or affecting the Target Funds at law, in equity, or otherwise, in, before, or by any court, Governmental Authority, or arbitrator, and there is no unsatisfied judgment, injunction, decree, or regulatory restriction imposed specifically upon the Target Funds or any of its properties, assets, trustees, officers, employees, or agents that could reasonably be expected to materially and adversely affect its business or its ability to consummate the Reorganizations; and

(v)          All information provided or identified in writing by the Target Funds or NEOS ETF Trust, on behalf of the Target Funds, to the Acquiring Funds in response to formal due diligence requests relating to the Target Funds are true and correct in all material respects and contain no material misstatements or omissions.

4.2.        Kurv ETF Trust, on behalf of itself or, where applicable, the Acquiring Fund represents and warrants to NEOS ETF Trust and the Target Funds as follows:

(a)          Kurv ETF Trust is a Delaware statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power and authority under Kurv ETF Trust’s Agreement and Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted, to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated by this Agreement. The Acquiring Funds are separate series of Kurv ETF Trust duly designated in accordance with the applicable provisions of Kurv ETF Trust’s Agreement and Declaration of Trust. Kurv ETF Trust and the Acquiring Funds are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on Kurv ETF Trust or the Acquiring Fund. The Acquiring Funds have all material federal, state, and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Funds;

(b)          Kurv ETF Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Funds under the 1933 Act are in full force and effect, and no action or proceeding to revoke or suspend such registrations is pending or, to the knowledge of Kurv ETF Trust, threatened;

(c)          No consent, approval, authorization, or order of any court, Governmental Authority, or FINRA is required for the consummation by the Acquiring Fund and Kurv ETF Trust of the transactions contemplated herein, except such as have been or will be obtained at or prior to the Closing under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws, and the Hart-Scott-Rodino Antitrust Improvements Act of 1976;

(d)          The Acquiring Funds are not, and the execution, delivery, and performance of this Agreement by the Acquiring Funds will not result (i) in a violation of law or of Kurv ETF Trust’s Agreement and Declaration of Trust or by-laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, exemptive order, instrument, contract, lease, or other undertaking to which the Acquiring Funds are a party to or by which it is bound, and the execution, delivery, and performance of the Agreement by the Acquiring Funds will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which a Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge, or encumbrance on any property or assets of the Acquiring Funds;

(e)          Each Acquiring Fund is, and will be at the time of Closing, a new series of Kurv ETF Trust formed for the purpose of receiving the assets and assuming the liabilities of the corresponding Target Fund in connection with the applicable Reorganization and, accordingly, the Acquiring Fund will not have commenced operations, prepared books of account and related records or financial statements, or carried on any business activities, except as necessary to facilitate the organization of the Acquiring Fund as new series of Kurv ETF Trust prior to its commencement of operations. Except with respect to the consideration received in exchange for the issuance of the Initial Share, each Acquiring Fund has not owned any assets and will not own any assets, and will not have any known liabilities of a material nature, contingent or otherwise, prior to the Closing. As of the time immediately prior to the Closing, there will be no issued or outstanding securities issued by any Acquiring Fund, other than the Initial Share issued to the Sole Shareholder for the purpose set forth in Section 1.1(e) above. The Initial Share will be redeemed and cancelled prior to the Closing;

(f)           By the Closing, Kurv ETF Trust’s Board of Trustees and officers shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act, and any applicable state securities laws for the Acquiring Fund to commence operations as registered open-end management investment companies, including, without limitation, approving and authorizing the execution of investment advisory contracts in the manner required by the 1940 Act and approving and authorizing the execution of such other contracts as are necessary for the operation of the Acquiring Funds;

(g)          The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the Board of Trustees of Kurv ETF Trust, on behalf of the Acquiring Funds, and subject to the due authorization, execution, and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles;

(h)          The shares of each Acquiring Fund to be issued and delivered to the corresponding Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and, upon receipt of the corresponding Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by Kurv ETF Trust;

(i)          Each Acquiring Fund (i) intends to continue to qualify for the tax treatment afforded regulated investment companies under the Code for the post-Closing portion of its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (ii) will be eligible to compute its federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Closing Date. Each Acquiring Fund has not taken any action, caused any action to be taken, or caused any action to fail to be taken, which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company for its taxable year that includes the Closing Date. Each Acquiring Fund has no earnings and profits accumulated in any taxable year;

(j)          The books and records of the Acquiring Funds are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under laws, rules, and regulations applicable to the Acquiring Funds;

(k)         Each Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(l)          Each Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed;

(m)       The information to be furnished by the Acquiring Funds for use in applications for orders, registration statements, or proxy materials or for use in any other documents filed or to be filed with any federal, state, or local regulatory authority (including any national securities exchange or FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; provided, however, that the representation and warranties in this paragraph shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by or on behalf of the Target Fund for use therein;

(n)         At the Closing, the current prospectus and statement of additional information of the Acquiring Funds will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(o)         The Proxy Statement referred to in Section 5.1(c), only insofar as it relates to Kurv ETF Trust and the Acquiring Funds, will, on the effective date of the Proxy Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representation and warranties in this paragraph shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by or on behalf of the Target Funds for use therein;

(p)         There is no action, suit, proceeding, claim, demand, arbitration, matter, or investigation pending or threatened against or affecting the Acquiring Funds at law, in equity, or otherwise, in, before, or by any court, Governmental Authority, or arbitrator, and there is no unsatisfied judgment, injunction, decree, or regulatory restriction imposed specifically upon the Acquiring Funds or any of their properties, assets, trustees, officers, employees, or agents that could reasonably be expected to materially and adversely affect its business or its ability to consummate the Reorganizations; and

(q)         All information provided or identified in writing by the Acquiring Funds or Kurv ETF Trust, on behalf of the Acquiring Funds, to the Target Funds in response to formal due diligence requests relating to the Acquiring Funds is true and correct in all material respects and contains no material misstatements or omissions.

5.	COVENANTS

5.1.	With respect to each Reorganization:

(a)          Each Target Fund: (i) will operate its business in the ordinary course and in accordance with past practices between the date hereof and the Closing, it being understood that such ordinary course of business may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its best efforts to preserve intact its business organization and material assets and maintain the rights, franchises, and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects. Prior to the Closing, the Acquiring Fund will carry on no business activities, other than as are necessary in connection with the organization of a new series of an investment company prior to its commencement of operations.

(b)          NEOS ETF Trust will call a meeting of the Target Fund Shareholders (the “Shareholder Meeting”) as soon as practicable in compliance with securities laws and regulations to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

(c)          In connection with the Shareholder Meeting, the Target Funds will promptly provide the Acquiring Funds with information regarding the Target Funds, and the Acquiring Funds will provide the Target Funds with information regarding the Acquiring Funds, reasonably necessary for the preparation of the Proxy Statement, in compliance with the 1933 Act, the 1934 Act, and the 1940 Act. Kurv ETF Trust will file the Proxy Statement with the Commission.

(d)          The Target Funds covenant that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

(e)          The Target Funds will assist the Acquiring Funds in obtaining such information as the Acquiring Funds reasonably requests concerning the beneficial ownership of each Target Fund’s shares.

(f)           NEOS ETF Trust, or its transfer agent, on behalf of the Target Funds, will provide the Acquiring Funds with (1) a statement of the tax basis and holding period of all investments to be transferred by each Target Fund to the applicable Acquiring Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address, and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices, or records on file with each Target Fund with respect to each shareholder, for all of the shareholders of record of each Target Fund as of the Closing, who are to become holders of the applicable Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by the Target Funds transfer agent or the Target Funds President or Vice-President to the best of their knowledge and belief, (3) copies of the tax books and records of each Target Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (4) all FASB ASC 740-10- 25 (formerly FIN 48) workpapers and supporting statements pertaining to each Target Fund (the “FIN 48 Workpapers”). The foregoing information to be provided within such timeframes as is mutually agreed by the parties.

(g)          Subject to the provisions of this Agreement, the parties will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and make effective the transactions contemplated by this Agreement, including to fulfill all conditions precedent applicable to such party pursuant to this Agreement.

(h)          Promptly after the Closing, the Target Funds will make one or more liquidating distributions to its shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in Section 1.1(d) hereof.

(i)           If requested by the Acquiring Funds, NEOS ETF Trust, on behalf of the Target Funds, shall deliver to the Acquiring Funds a statement of the earnings and profits (accumulated and current) of each Target Fund for federal income tax purposes that will be carried over to applicable Acquiring Fund as a result of Section 381 of the Code. The information to be provided under this paragraph shall be provided within such timeframes as is mutually agreed by the parties.

(j)           It is the intention of the parties that each Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. None of the parties to any Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of each such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code.

(k)          Any reporting responsibility of the Target Funds, including, but not limited to, the responsibility for filing regulatory reports, Tax Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any federal, state, or local Taxing Authorities, or any other relevant regulatory authority, is and shall remain the responsibility of the Target Funds, except as otherwise is mutually agreed by the parties in writing.

(l)           NEOS ETF Trust, on behalf of the Target Funds, shall deliver to the Acquiring Funds copies of: (1) the federal, state, and local income Tax Returns filed by or on behalf of each Target Fund for the prior three (3) taxable years; and (2) any of the following that have been issued to or for the benefit of or that otherwise affect each Target Fund and which have continuing relevance: (a) rulings, determinations, holdings, or opinions issued by any federal, state, local, or foreign Taxing Authority and (b) legal opinions.

(m)         NEOS ETF Trust, on behalf of the Target Funds, and Kurv ETF Trust, on behalf of the Acquiring Funds, acknowledge that their respective administrator, fund accountant, transfer agent, and custodian may have information about such party or its operations that may be necessary or useful to facilitate the Reorganization and each such party permits such service providers to utilize such information for the purpose of advising the parties or otherwise facilitating the transactions described in the Agreement.

(n)          Each of NEOS ETF Trust and Kurv ETF Trust will cooperate in good faith and will cause any of its agents, investment advisers, or principal underwriters to cooperate in good faith with any reasonable due diligence review conducted by the other party or its representatives in connection with the Reorganization, including, without limitation, providing information, including in writing when so requested, and making available documents and officers, during regular business hours, as the other party may reasonably request.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUNDS

6.1.        With respect to each Reorganization, the obligations of NEOS ETF Trust, on behalf of the Target Funds, to consummate the transactions provided for herein shall be subject, at the Target Funds’ election, to the following conditions:

(a)          All representations and warranties of the Acquiring Funds and Kurv ETF Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing;

(b)          Kurv ETF Trust shall have delivered to NEOS ETF Trust as of the Closing a certificate executed in its name by its President and Treasurer, in form and substance reasonably satisfactory to NEOS ETF Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Funds made in this Agreement are true and correct at and as of the Closing;

(c)          Kurv ETF Trust and the Acquiring Funds shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Kurv ETF Trust and the Acquiring Funds, on or before the Closing, in all material respects unless waived pursuant to the terms hereof;

(d)          A prospectus of each Acquiring Fund relating to the continuous offering of the Acquiring Fund Shares in Creation Units shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Acquiring Funds, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act;

(e)          The Target Funds shall have received at the Closing an opinion of Alston & Bird LLP, counsel to Kurv ETF Trust, in a form reasonably satisfactory to the Target Funds, and dated as of the Closing Date, to the effect that:

(i) the Agreement has been duly authorized, executed, and delivered by Kurv ETF Trust, on behalf of the Acquiring Funds, and, assuming due authorization, execution, and delivery of the Agreement by NEOS ETF Trust, on behalf of the Target Funds, is a valid and binding obligation of Kurv ETF Trust, on behalf of the Acquiring Funds, enforceable against the Acquiring Funds in accordance with its terms; and

(ii) to the knowledge of such counsel, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Kurv ETF Trust or the Acquiring Funds of the transactions contemplated by the Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations under those Acts (it being understood that counsel has made no independent investigation or analysis with respect to state securities laws and is not opining thereon).

(f)           In connection with the opinions contemplated by Section 6.1(e), it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of Kurv ETF Trust.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

7.1.        With respect to each Reorganization, the obligations of Kurv ETF Trust, on behalf of the Acquiring Funds, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the following conditions:

(a)          All representations and warranties of NEOS ETF Trust and the Target Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing;

(b)          The Target Funds shall have delivered to the Acquiring Funds a Closing Statement of Assets and Liabilities, certified by the President and Treasurer of the Target Funds;

(c)          NEOS ETF Trust shall have delivered to Kurv ETF Trust as of the Closing a certificate executed in its name by its President and Treasurer, in form and substance reasonably satisfactory to Kurv ETF Trust and dated as of the Closing, to the effect that the representations and warranties of or with respect to the Target Funds made in this Agreement are true and correct at and as of the Closing Date;

(d)          If requested by the Acquiring Funds, NEOS ETF Trust , on behalf of the Target Funds, shall have delivered to Kurv ETF Trust (i) a statement of each Target Fund’s Assets, together with a list of portfolio securities of each Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer of NEOS ETF Trust, (ii) each Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of each Target Fund, and/or (v) a statement of earnings and profits as provided in Section 5.1(i);

(e)          U.S. Bank National Association, the Target Funds’ custodian shall have delivered the certificate contemplated by Sections 3.2(a) of this Agreement, duly executed by an authorized officer of U.S. Bank National Association;

(f)           U.S. Bancorp Fund Services, LLC, the Target Funds’ transfer agent, shall have delivered the certificates contemplated by Sections 3.2(b) of this Agreement, duly executed by an authorized officer of U.S. Bancorp Fund Services, LLC;

(g)          As of the Closing Date, the Target Funds shall not have any direct or indirect interest in any security for which the Target Funds’ investment adviser is the investment adviser or for which the Target Funds’ principal underwriter is the principal underwriter;

(h)          All invoices related to expenses incurred in connection with the operation of the Target Funds that are required to be paid by Kurv Investment Management, LLC shall have been paid, and a prepayment of any estimated expenses expected to be incurred in connection with the operation of the Target Funds for which an invoice has not been received, shall have been received by the applicable service provider. For the avoidance of doubt, such expenses incurred by the Target Funds shall include, without limitation, fees payable to (or expected to be payable to) the Target Funds’ administrator, fund accountant, transfer agent, custodian, independent registered public accounting firm and Thompson Hine LLP, and shall include with respect to Thompson Hine LLP, legal fees related to the Reorganizations and the share of legal fees incurred in connection with the Target Funds being series of the NEOS ETF Trust;

(i)          NEOS ETF Trust and the Target Funds shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by NEOS ETF Trust and the Target Funds, on or before the Closing, in all material respects unless waived pursuant to the terms hereof;

(j)          The Acquiring Funds shall have received evidence that the contracts set forth on Schedule 7.1(h) shall have been terminated with respect to the Target Funds;

(k)         Kurv ETF Trust shall have completed to its satisfaction its review of each of the Target Fund’s books and records;

(l)          The Acquiring Funds shall have received at the Closing an opinion of Thompson Hine LLP, counsel to NEOS ETF Trust, in a form reasonably satisfactory to the Acquiring Funds, and dated as of the Closing Date, to the effect that:

(i) the Agreement has been duly authorized, executed, and delivered by NEOS ETF Trust, on behalf of the Target Funds, and, assuming due authorization, execution, and delivery of the Agreement by Kurv ETF Trust, on behalf of the Acquiring Funds, is a valid and binding obligation of NEOS ETF Trust, on behalf of the Target Funds, enforceable against NEOS ETF Trust and the Target Funds in accordance with its terms; and

(ii) to the knowledge of such counsel, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by NEOS ETF Trust or the Target Funds of the transactions contemplated by the Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations under those Acts (it being understood that counsel has made no independent investigation or analysis with respect to state securities laws and is not opining thereon).

(m)        In connection with the opinions contemplated by Section 7.1(l), it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of NEOS ETF Trust.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS AND THE TARGET FUNDS

With respect to each Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing with respect to the applicable Target Fund or Acquiring Fund, NEOS ETF Trust or Kurv ETF Trust, respectively, shall, at its or their option, not be required to consummate the transactions contemplated by this Agreement; provided, that with respect to Section 8.1, if the condition has not been satisfied on or before the Closing with respect to the Target Fund, NEOS ETF Trust or Kurv ETF Trust, respectively, shall, at its or their option, not be required to consummate the transactions contemplated by this Agreement for the Target Fund:

8.1.        With respect to each Reorganization, the Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the applicable Target Fund in accordance with the provisions of NEOS ETF Trust’s Declaration of Trust, Delaware law, and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the corresponding Acquiring Fund may waive the condition set forth in this Section 8.1;

8.2.        On the Closing Date, no action, suit, or other proceeding shall be pending or, to NEOS ETF Trust’s or Kurv ETF Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.        All consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities deemed necessary by the Acquiring Funds or the Target Funds to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Funds or the Target Funds, provided that either party hereto may for itself waive any of such conditions;

8.4.        NEOS ETF Trust and Kurv ETF Trust shall have received a favorable opinion of Alston & Bird LLP addressed to the Acquiring Funds and the Target Funds substantially to the effect that with respect to the Target Funds and the Acquiring Funds for federal income tax purposes:

(i)         Each Acquiring Fund’s acquisition of the assets of each Target Fund in exchange solely for the Acquiring Fund Shares and its assumption of the liabilities of each Target Fund, followed by each Target Fund’s distribution of the Acquiring Fund Shares pro rata to each Target Fund’s shareholders actually or constructively in exchange for their Target Fund’s shares in complete liquidation of each Target Fund, will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Target Funds and the Acquiring Funds each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(ii)        Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by each Target Fund upon the transfer of each such Target Fund’s assets to the corresponding Acquiring Fund solely in exchange for the corresponding Acquiring Fund’s shares and the assumption by the corresponding Acquiring Fund of the liabilities of each Target Fund or upon the distribution (whether actual or constructive) of the corresponding Acquiring Fund’s shares to each Target Fund’s shareholders in exchange for their Target Fund shares.

(iii)       Under Section 1032(a) of the Code, no gain or loss will be recognized by the corresponding Acquiring Fund upon the receipt of each Target Fund’s assets solely in exchange for the Acquiring Fund’s shares and the corresponding Acquiring Fund’s assumption of the liabilities of each Target Fund.

(iv)       Under Section 362(b) of the Code, the adjusted basis in each of the Target Fund’s assets acquired by the corresponding Acquiring Fund will be the same as the adjusted basis of such assets to each Target Fund immediately prior to the Reorganization.

(v)        Under Section 1223(2) of the Code, the holding period of the assets of each Target Fund in the hands of the corresponding Acquiring Fund will include the period during which those assets were held by each Target Fund (except where the corresponding Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).

(vi)       Under Section 354(a)(1) of the Code, no gain or loss will be recognized by each Target Fund’s shareholders upon the exchange of their Target Fund shares for the corresponding Acquiring Fund shares in complete liquidation of the Target Fund pursuant to the Reorganization.

(vii)      Under Section 358(a)(1) of the Code, the aggregate adjusted basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate adjusted basis of the Target Fund shares held by such shareholder immediately prior to the Reorganization.

(viii)     Under Section 1223(1) of the Code, the holding period of Acquiring Fund shares received by each Target Fund shareholder in the applicable Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder (provided the Target Fund shares were held as capital assets on the date of the Reorganization).

(ix)       Each Acquiring Fund will succeed to and take into account the items of the corresponding Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder. In particular, under Treasury Regulations § 1.381(b)-1(a)(2), the Acquiring Fund will be treated for purposes of section 381 of the Code just as the corresponding Target Fund would have been treated if there had been no Reorganization, the tax attributes of the Target Funds enumerated in Section 381(c) of the Code shall be taken into account by the Acquiring Fund as if there had been no Reorganization, and the taxable year of the corresponding Target Fund will not end on the date of the Reorganization merely because of the closing of the Reorganization.

Such opinion shall be based on customary assumptions, limitations and such representations as Alston & Bird LLP may reasonably request, as well as the representations and warranties made in this Agreement which counsel may treat as representations and warranties made to it. The Target Funds and Acquiring Funds will cooperate to make and certify the accuracy of such representations. Such opinion may state that no opinion is expressed regarding: (a) whether either the Target Funds or the Acquiring Funds qualifies or will qualify as a regulated investment company; (b) the federal income tax consequences of the payment of Reorganization expenses by Kurv Investment Management, LLC, except in relation to the qualification of the Reorganization as a reorganization under Section 368(a) of the Code; (c) whether any federal income tax will be imposed or required to be withheld under the Foreign Investment in Real Property Tax Act of 1980 with respect to any Target Fund shareholder that is a foreign person; (d) the effect of the Reorganization on the Target Fund with respect to any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes under a mark-to-market system of accounting (including under Section 1256 of the Code); (e) the effect of the Reorganization on any shareholder of the Target Funds that is required to recognize unrealized gains or losses for federal income tax purposes under a mark-to-market system of accounting; (f) whether accrued market discount, if any, on any market discount bonds held by the Target Funds will be required to be recognized as ordinary income under Section 1276 of the Code as a result of the applicable Reorganization; (g) whether any gain or loss will be required to be recognized with respect to any Asset that constitutes stock in a passive foreign investment company (within the meaning of Section 1297(a) of the Code); and (h) any state, local or foreign tax consequences of the Reorganizations. Notwithstanding anything herein to the contrary, neither any Acquiring Fund nor any Target Fund may waive the conditions set forth in this Section 8.4.

8.5.        On or before the Closing Date, Kurv Investment Management, LLC shall obtain reasonably sufficient tail coverage under a directors and officers’ liability insurance policy for the current and former Trustees and officers of NEOS ETF Trust for a term of six years.

9.	FEES AND EXPENSES

Kurv Investment Management, LLC will bear all expenses relating to the proposed Reorganizations, whether or not consummated. For the avoidance of doubt, neither the Acquiring Funds nor the Target Funds will bear any costs relating to the Reorganization, other than as described in this Agreement. Kurv Investment Management, LLC will assume or pay only those expenses that are solely and directly related to the Reorganizations (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187), and the shareholders of the Target Funds and the Acquiring Funds will pay their own expenses, if any, incurred in connection with the applicable Reorganizations. Notwithstanding the foregoing, the party directly incurring any costs and expenses will bear such costs and expenses if and to the extent that payment by another party would result in an Acquiring Fund failing to qualify and be eligible for treatment as a regulated investment company under Sections 851 and 852 of the Code or would prevent the applicable Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Target Fund or the Acquiring Fund or any of their respective shareholders. This Section 9 shall survive the termination of this Agreement and the Closing.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

Each party agrees that no party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing. For the avoidance of doubt, the provisions in Section 9 of this Agreement shall survive the Closing.

11.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by mutual written agreement of the parties.

12.	AMENDMENTS

This Agreement may be amended, modified, or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

13.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

13.1.       The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2.       This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.

13.3.       This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.4.       This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

13.5.       It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Target Funds or the Acquiring Funds as provided in NEOS ETF Trust’s Declaration of Trust or Kurv ETF Trust’s Agreement and Declaration of Trust, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

[Signature Page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of the Acquiring Fund and Target Fund.

NEOS ETF Trust,

on behalf of its series the Kurv Yield Premium Strategy Amazon (AMZN) ETF, Kurv Yield Premium Strategy Apple (APPL) ETF, Kurv Yield Premium Strategy Microsoft (MSFT) ETF, Kurv Yield Premium Strategy Google (GOOGL) ETF, Kurv Yield Premium Strategy Tesla (TSLA) ETF and Kurv Yield Premium Strategy Netflix (NFLX) ETF

By:
Name:	Garrett K. Paolella
Title:	President

Kurv ETF Trust,

on behalf of its series the Kurv Yield Premium Strategy Amazon (AMZN) ETF, Kurv Yield Premium Strategy Apple (APPL) ETF, Kurv Yield Premium Strategy Microsoft (MSFT) ETF, Kurv Yield Premium Strategy Google (GOOGL) ETF, Kurv Yield Premium Strategy Tesla (TSLA) ETF and Kurv Yield Premium Strategy Netflix (NFLX) ETFETF, ETF, Kurv Yield Premium Strategy Google (GOOGL) ETF, Kurv Yield Premium Strategy Tesla (TSLA) ETF and Kurv Yield Premium Strategy Netflix (NFLX) ETF

By:
Name:	Howard Chan
Title:	President, Principal Executive Officer and Trustee

Kurv Investment Management LLC

solely for the purposes of Sections 7.1(h), 8.5 and 9 of this Agreement

By:
Name:	Howard Chan
Title:	President

Schedule 7.1(h)

1.	Investment Advisory Agreement between NEOS ETF Trust and Kurv Investment Management LLC dated March 21, 2023, as amended thereafter, solely with respect to each Target Fund.

2.	Investment Sub-Advisory Agreement between NEOS ETF Trust and NEOS Investment Management LLC, dated March 21, 2023, solely with respect to each Target Fund.

3.	Distribution Agreement between NEOS ETF Trust and Foreside Fund Services, LLC, dated June 16, 2021, as amended thereafter, solely with respect to each Target Fund.

4.	Custody Agreement between NEOS ETF Trust and U.S. Bank National Association, dated June 16, 2021, as amended thereafter, solely with respect to each Target Fund.

5.	Transfer Agent Servicing Agreement between NEOS ETF Trust and U.S. Bancorp Fund Services, LLC, dated June 18, 2021, as amended thereafter, solely with respect to each Target Fund.

6.	Fund Administration Servicing Agreement between NEOS ETF Trust and U.S. Bancorp Fund Services, LLC, dated June 18, 2021, as amended thereafter, solely with respect to the Target Fund.

7.	Fund Accounting Servicing Agreement between NEOS ETF Trust and U.S. Bancorp Fund Services, LLC, dated June 18, 2021, as amended thereafter, solely with respect to each Target Fund.

APPENDIX B - FINANCIAL HIGHLIGHTS OF THE TARGET FUNDS

Each Acquiring Fund will adopt the financial statements of each Target Fund, the accounting survivor of the applicable Reorganization.

The financial highlights tables are intended to help you understand each Target Fund’s financial performance for the Fund’s initial fiscal period. Certain information reflects financial results for a single Share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Target Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., each Target Fund’s independent registered public accounting firm, whose report, along with the Target Funds’ financial statements, is included in the Target Funds’ annual report dated May 31, 2024, which is incorporated herein by reference and is available upon request.

KURV YIELD PREMIUM STRATEGY AMAZON (AMZN) ETF

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period presented

Period ended May 31, 2024 (a)
PER SHARE DATA:
Net asset value, beginning of period	$25.00

INVESTMENTS OPERATIONS:
Net investment income(b)	0.71
Net realized and unrealized gain on investments	6.39
Total from investment operations	7.10

LESS DISTRIBUTIONS FROM:
From net investment income	(2.38)
Total distributions	(2.38)

Net asset value, end of period	$29.72

TOTAL RETURN(c)(f)	29.08%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$1,189
Ratio of expenses to average net assets:
Before expense waived(d)	1.15%
After expense waived(d)	0.99%
Ratio of net investment income to average net assets(d)	4.15%
Portfolio turnover rate(c)(e)	0%

(a)	Inception date of the Fund was October 31, 2023.
(b)	Net investment income per share has been calculated based on average shares outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate exclude in-kind transactions.
(f)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.

KURV YIELD PREMIUM STRATEGY APPLE (AAPL) ETF

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period presented

Period ended May 31, 2024(a)
PER SHARE DATA:
Net asset value, beginning of period	$25.00

INVESTMENTS OPERATIONS:
Net investment income(b)	0.66
Net realized and unrealized gain on investments	1.50
Total from investment operations	2.16

LESS DISTRIBUTIONS FROM:
From net investment income	(0.69)
Return of capital	(1.06)
Total distributions	(1.75)

Net asset value, end of period	$25.41

TOTAL RETURN(c)(f)	8.84%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$762
Ratio of expenses to average net assets:
Before expense waived(d)	1.15%
After expense waived(d)	0.99%
Ratio of net investment income to average net assets(d)	4.39%
Portfolio turnover rate(c)(e)	0%

(a)	Inception date of the Fund was October 27, 2023.
(b)	Net investment income per share has been calculated based on average shares outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate exclude in-kind transactions.
(f)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.

KURV YIELD PREMIUM STRATEGY GOOGLE (GOOGL) ETF

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period presented

Period ended May 31, 2024(a)
PER SHARE DATA:
Net asset value, beginning of period	$25.00

INVESTMENTS OPERATIONS:
Net investment income(b)	0.69
Net realized and unrealized gain on investments	7.04
Total from investment operations	7.73

LESS DISTRIBUTIONS FROM:
From net investment income	(2.01)
Total distributions	(2.01)

Net asset value, end of period	$30.72

TOTAL RETURN(c)(f)	31.98%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$1,536
Ratio of expenses to average net assets:
Before expense waived(d)	1.15%
After expense waived(d)	0.99%
Ratio of net investment income to average net assets(d)	4.22%
Portfolio turnover rate(c)(e)	0%

(a)	Inception date of the Fund was October 31, 2023.
(b)	Net investment income per share has been calculated based on average shares outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate exclude in-kind transactions.
(f)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.

KURV YIELD PREMIUM STRATEGY MICROSOFT (MSFT) ETF

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period presented

Period ended May 31, 2024(a)
PER SHARE DATA:
Net asset value, beginning of period	$25.00

INVESTMENTS OPERATIONS:
Net investment income(b)	0.68
Net realized and unrealized gain on investments	3.69
Total from investment operations	4.37

LESS DISTRIBUTIONS FROM:
From net investment income	(1.82)
Total distributions	(1.82)

Net asset value, end of period	$27.55

TOTAL RETURN(c)(f)	17.80%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$1,102
Ratio of expenses to average net assets:
Before expense waived(d)	1.15%
After expense waived(d)	0.99%
Ratio of net investment income to average net assets(d)	4.24%
Portfolio turnover rate(c)(e)	0%

(a)	Inception date of the Fund was October 31, 2023.
(b)	Net investment income per share has been calculated based on average shares outstanding during the period.

(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate exclude in-kind transactions.
(f)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.

KURV YIELD PREMIUM STRATEGY NETFLIX (NFLX) ETF

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period presented

Period ended May 31, 2024(a)
PER SHARE DATA:
Net asset value, beginning of period	$25.00

INVESTMENTS OPERATIONS:
Net investment income(b)	0.74
Net realized and unrealized gain on investments	8.57
Total from investment operations	9.31

LESS DISTRIBUTIONS FROM:
From net investment income	(3.01)
Total distributions	(3.01)

Net asset value, end of period	$31.30

TOTAL RETURN(c)(f)	38.55%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$939
Ratio of expenses to average net assets:
Before expense waived(d)	1.15%
After expense waived(d)	0.99%
Ratio of net investment income to average net assets(d)	4.18%
Portfolio turnover rate(c)(e)	0%

(a)	Inception date of the Fund was October 27, 2023.
(b)	Net investment income per share has been calculated based on average shares outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate exclude in-kind transactions.
(f)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.

KURV YIELD PREMIUM STRATEGY TESLA (TSLA) ETF

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period presented

Period ended May 31, 2024(a)
PER SHARE DATA:
Net asset value, beginning of period	$25.00

INVESTMENTS OPERATIONS:
Net investment income(b)	0.68
Net realized and unrealized gain on investments	(2.38)
Total from investment operations	(1.70)

LESS DISTRIBUTIONS FROM:
From net investment income	(1.28)
Return of capital	(2.21)
Total distributions	(3.49)

Net asset value, end of period	$19.81

TOTAL RETURN(c)(f)(g)	-7.71%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$2,971
Ratio of expenses to average net assets:
Before expense waived(d)	1.15%
After expense waived(d)	0.99%
Ratio of net investment income to average net assets(d)	5.35%
Portfolio turnover rate(c)(e)	0%

(a)	Inception date of the Fund was October 27, 2023.
(b)	Net investment income per share has been calculated based on average shares outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate exclude in-kind transactions.
(f)	If the fund had not been reimbursed for $17,249 for the amount of the trade error, the total return would be (8.25%), for a total return reduction of (0.54%).
(g)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.

APPENDIX C - OWNERSHIP OF SHARES OF THE TARGET FUND

As of July 31, 2024, each Target Fund’s shareholders of record and/or beneficial owners (to NEOS ETF Trust’s knowledge) who owned 5% or more of the Target Fund’s shares are set forth below. As of July 31, 2024, the Officers and Trustees of NEOS ETF Trust, as a group, owned less than 1% of the outstanding shares of each Target Fund.

Name and Address	Target Fund	No. of Shares Owned	% of Shares	Type of Ownership
J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	Kurv Yield Premium Strategy Amazon (AMZN) ETF	10,964	21.93%	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281	Kurv Yield Premium Strategy Amazon (AMZN) ETF	10,202	20.40%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	Kurv Yield Premium Strategy Amazon (AMZN) ETF	8,820	17.64%	Record
Interactive Brokers LLC/Retail Pickwick Plaza Greenwich, CT 06830	Kurv Yield Premium Strategy Amazon (AMZN) ETF	4,379	8.76%	Record
Wells Fargo Clearing Services, LLC One North Jefferson Avenue Mail Code: H0004-063 St. Louis, MO 63103	Kurv Yield Premium Strategy Amazon (AMZN) ETF	3,140	6.28%	Record
Robinhood Securities, LLC 500 Colonial Center Parkway Suite 100 Lake Mary, FL 32746	Kurv Yield Premium Strategy Amazon (AMZN) ETF	3,090	6.18%	Record
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577-2530	Kurv Yield Premium Strategy Amazon (AMZN) ETF	2,821	5.64%	Record

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	Kurv Yield Premium Strategy Apple (APPL) ETF	13,218	26.44%	Record
J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	Kurv Yield Premium Strategy Apple (APPL) ETF	11,305	22.61%	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281	Kurv Yield Premium Strategy Apple (APPL) ETF	7,843	15.69%	Record
Wells Fargo Clearing Services, LLC One North Jefferson Avenue Mail Code: H0004-063 St. Louis, MO 63103	Kurv Yield Premium Strategy Apple (APPL) ETF	4,733	9.47%	Record

Goldman Sachs & Co. LLC 200 West Street New York, NY 10282-2198	Kurv Yield Premium Strategy Apple (APPL) ETF	4,677	9.35%	Record

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	Kurv Yield Premium Strategy Microsoft (MSFT) ETF	15,605	26.01%	Record
J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	Kurv Yield Premium Strategy Microsoft (MSFT) ETF	10,746	17.91%	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281	Kurv Yield Premium Strategy Microsoft (MSFT) ETF	9,354	15.59%	Record
Goldman Sachs & Co. LLC 200 West Street New York, NY 10282-2198	Kurv Yield Premium Strategy Microsoft (MSFT) ETF	5,378	8.96%	Record
Wells Fargo Clearing Services, LLC One North Jefferson Avenue Mail Code: H0004-063 St. Louis, MO 63103	Kurv Yield Premium Strategy Microsoft (MSFT) ETF	4,012	6.69%	Record
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577-2530	Kurv Yield Premium Strategy Microsoft (MSFT) ETF	3,968	6.61%	Record

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	Kurv Yield Premium Strategy Google (GOOGL) ETF	18,269	22.84%	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281	Kurv Yield Premium Strategy Google (GOOGL) ETF	16,318	20.40%	Record
J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	Kurv Yield Premium Strategy Google (GOOGL) ETF	11,123	13.90%	Record
Robinhood Securities, LLC 500 Colonial Center Parkway Suite 100 Lake Mary, FL 32746	Kurv Yield Premium Strategy Google (GOOGL) ETF	5,560	6.95%	Record
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577-2530	Kurv Yield Premium Strategy Google (GOOGL) ETF	4,998	6.25%	Record

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	Kurv Yield Premium Strategy Tesla (TSLA) ETF	51,646	32.28%	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281	Kurv Yield Premium Strategy Tesla (TSLA) ETF	33,310	20.82%	Record
J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	Kurv Yield Premium Strategy Tesla (TSLA) ETF	12,665	7.92%	Record
BOFA Securities, Inc. One Bryant Park New York, NY 10036	Kurv Yield Premium Strategy Tesla (TSLA) ETF	12,430	7.77%	Record
Robinhood Securities, LLC 500 Colonial Center Parkway Suite 100 Lake Mary, FL 32746	Kurv Yield Premium Strategy Tesla (TSLA) ETF	10,712	6.70%	Record

J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	Kurv Yield Premium Strategy Netflix (NFLX) ETF	10,118	25.30%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	Kurv Yield Premium Strategy Netflix (NFLX) ETF	8,055	20.14%	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281	Kurv Yield Premium Strategy Netflix (NFLX) ETF	6,260	15.65%	Record
Wells Fargo Clearing Services, LLC One North Jefferson Avenue Mail Code: H0004-063 St. Louis, MO 63103	Kurv Yield Premium Strategy Netflix (NFLX) ETF	3,659	9.15%	Record
Goldman Sachs & Co. LLC 200 West Street New York, NY 10282-2198	Kurv Yield Premium Strategy Netflix (NFLX) ETF	3,541	8.85%	Record

APPENDIX D - SHAREHOLDER INFORMATION FOR THE ACQUIRING FUNDS

Shareholder Information

Determination of NAV

The NAV per Share for each Acquiring Fund (for purposes of this Appendix D, each a “Fund” and, collectively, the “Funds”) is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the NYSE.

The values of each Fund’s portfolio securities are based on the securities’ closing prices on their local principal markets, where available. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Prices obtained by an outside independent pricing service use information provided by market makers or estimates of market values obtained from data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. If a market quotation for a security is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security at the time the Fund calculates its NAV, the security will be fair valued by the Adviser, in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees of the Trust. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

Buying and Selling Exchange-Traded Shares

Authorized Participants

Each Fund issues and redeems Shares at NAV only in Creation Units. Only Authorized Participants (“APs”) may acquire Shares directly from each Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a Depository Trust Company (“DTC”) participant (as discussed below). In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Investors

Individual Fund shares may only be bought and sold by investors including APs in the secondary market through a broker or dealer at a market price. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because each Fund’s shares trade at market prices rather than net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of each Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the bid-ask spread). Information on each Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available on the Funds’ website (www.kurvinvest.com).

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. DTC or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (“Securities Act”), may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Transfer Agent, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

In addition, certain affiliates of the Funds and the Adviser may purchase and resell Fund shares pursuant to this Prospectus. For More Information:

Existing Shareholders or Prospective Investors

Kurv ETFs

c/o Paralel Distributors LLC

1700 Broadway, Suite 1850

Denver, Colorado 80290

Dealers

Kurv ETFs c/o Paralel Distributors LLC

1700 Broadway, Suite 1850

Denver, Colorado 80290

Frequent Purchases and Redemptions of Fund Shares

The Board has evaluated the risks of frequent purchases and redemptions of Fund shares (“market timing”) activities by each Fund’s shareholders. The Board noted that Shares can only be purchased and redeemed directly from each Fund in Creation Units by APs and that the vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not involve the Funds directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in a Fund’s trading costs and the realization of capital gains.

With respect to trades directly with a Fund, to the extent effected in-kind, those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent that the Trust allows or requires trades to be effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that Shares trade at or close to NAV. Each Fund also employs fair valuation pricing to minimize potential dilution from market timing. Each Fund imposes transaction fees on in-kind purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting in-kind trades, these fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of Shares.

Distributions

Dividends and Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, each Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends monthly.

Each Fund will distribute net realized capital gains, if any, at least annually. Each Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Funds will pay either an income dividend or a capital gains distribution.

Annual Statements

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

Avoid “Buying a Dividend”

At the time you purchase your Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by a Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Dividend Reinvestment Service

Brokers may make available the Depository Trust Company book-entry dividend reinvestment service to their customers who own Fund Shares. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require Fund shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund purchased in the secondary market.

Tax Information

Tax Considerations

Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long- term capital gain rates provided certain holding period requirements are met.

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Fund, including the possible application of foreign, state and local taxes. Unless your investment in a Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions

Each Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by a Fund as “qualified dividend income” are generally taxed to noncorporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders, such as estates and trusts, whose gross income as adjusted or modified for tax purposes exceeds certain threshold amounts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in a Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment. Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax- free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by a Fund will generally be subject to a U.S. withholding tax at the rate of 30% unless a lower treaty rate applies. Each Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

Each Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from a Fund.

Taxes When Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long- term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. The ability to deduct capital losses may be limited.

Taxes on Purchases and Redemptions of Creation Units

An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging Authorized Participant’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging Authorized Participant’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The Internal Revenue Service may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an Authorized Participant who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less.

The information in this section “Tax Information” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Fund.

Underlying issuer information

Information provided to or filed with the SEC by Underlying Issuer pursuant to the Exchange Act, including the financial statements of Underlying Issuer in its Form 10- K, can be located by reference to the SEC file number noted below through the SEC’s website at www.sec.gov:

Underlying Issuer	SEC File Number
AMZN	22513
AAPL	320193
GOOGL	37580
MSFT	37845
NFLX	001-35727
TSLA	001-34756

Premium/Discount Information

Information regarding how often Shares of a Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, or since inception, as applicable, can be found at the Fund’s website at www.kurvinvest.com.

STATEMENT OF ADDITIONAL INFORMATION

Relating to the Reorganization of

Kurv Yield Premium Strategy Amazon (AMZN) ETF

Kurv Yield Premium Strategy Apple (APPL) ETF

Kurv Yield Premium Strategy Microsoft (MSFT) ETF

Kurv Yield Premium Strategy Google (GOOGL) ETF

Kurv Yield Premium Strategy Tesla (TSLA) ETF

Kurv Yield Premium Strategy Netflix (NFLX) ETF

each a series of NEOS ETF Trust

13 Riverside Avenue, Westport, CT 06880

into

Kurv Yield Premium Strategy Amazon (AMZN) ETF

Kurv Yield Premium Strategy Apple (APPL) ETF

Kurv Yield Premium Strategy Microsoft (MSFT) ETF

Kurv Yield Premium Strategy Google (GOOGL) ETF

Kurv Yield Premium Strategy Tesla (TSLA) ETF

Kurv Yield Premium Strategy Netflix (NFLX) ETF

each a series of Kurv ETF Trust

1 Letterman Drive, Building C, Suite 3-500, San Francisco, CA 94129

September 23, 2024

NEOS ETF Trust (Target Funds)	Kurv ETF Trust (Acquiring Funds)
Kurv Yield Premium Strategy Amazon (AMZN) ETF	Kurv Yield Premium Strategy Amazon (AMZN) ETF

Kurv Yield Premium Strategy Apple (APPL) ETF	Kurv Yield Premium Strategy Apple (APPL) ETF

Kurv Yield Premium Strategy Microsoft (MSFT) ETF	Kurv Yield Premium Strategy Microsoft (MSFT) ETF

Kurv Yield Premium Strategy Google (GOOGL) ETF	Kurv Yield Premium Strategy Google (GOOGL) ETF

Kurv Yield Premium Strategy Tesla (TSLA) ETF	Kurv Yield Premium Strategy Tesla (TSLA) ETF

Kurv Yield Premium Strategy Netflix (NFLX) ETF	Kurv Yield Premium Strategy Netflix (NFLX) ETF

This Statement of Additional Information (the “SAI”) relates to the proposed reorganizations (each a “Reorganization” and, collectively, the “Reorganizations”) of the Kurv Yield Premium Strategy Amazon (AMZN) ETF, Kurv Yield Premium Strategy Apple (APPL) ETF, Kurv Yield Premium Strategy Microsoft (MSFT) ETF, Kurv Yield Premium Strategy Google (GOOGL) ETF, Kurv Yield Premium Strategy Tesla (TSLA) ETF and Kurv Yield Premium Strategy Netflix (NFLX) ETF (each a “Target Fund” and collectively the “Target Funds”), each a series of NEOS ETF Trust, into the Kurv Yield Premium Strategy Amazon (AMZN) ETF, Kurv Yield Premium Strategy Apple (APPL) ETF, Kurv Yield Premium Strategy Microsoft (MSFT) ETF, Kurv Yield Premium Strategy Google (GOOGL) ETF, Kurv Yield Premium Strategy Tesla (TSLA) ETF and Kurv Yield Premium Strategy Netflix (NFLX) ETF, respectively (each an “Acquiring Fund” or “Fund” and collectively the “Acquiring Funds” or “Funds”), each a newly created series of Kurv ETF Trust. In connection with the Reorganizations, each Target Fund will transfer all of its assets to the corresponding Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of certain of the Target Fund’s liabilities.

SAI-1

This SAI contains information which may be of interest to shareholders of the Target Fund relating to the Reorganization, but which is not included in the Combined Proxy Statement and Prospectus dated September 23, 2024 (the “Proxy Statement/Prospectus”). As described in the Proxy Statement/Prospectus, the Reorganizations would involve the transfer of the assets and all of the liabilities of each Target Fund in exchange for shares of the corresponding Acquiring Fund. Each Target Fund will distribute the corresponding Acquiring Fund shares it receives to its shareholders in complete liquidation of the Target Fund.

This SAI is not a prospectus, and should be read in conjunction with the Proxy Statement/Prospectus. The Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to the Acquiring Funds’ Administrator, U.S. Bancorp Fund Services, LLC (the “Administrator”), located at 615 East Michigan Street, Milwaukee, WI 53202 or by calling 1-833-955-KURV (5878).

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Information Statement/Prospectus.

SAI-2

CONTENTS OF THE SAI

This SAI consists of the cover page and the information set forth below. The Acquiring Funds have not commenced operations as of the date hereof. Accordingly, financial statements for the Acquiring Funds are not available. Copies of the Acquiring Funds’ Annual Report and Semi-Annual Report, when available, may be obtained when available, without charge, upon request by calling 1-888-393-KURV (5878) or visiting www.kurvinvest.com.

INFORMATION INCORPORATED BY REFERENCE

This SAI incorporates by reference the following documents, each of which was filed electronically with the Securities and Exchange Commission:

Kurv Yield Premium Strategy Amazon (AMZN) ETF

•	the Prospectus of the Target Fund, dated October 18, 2023 (File Nos. 333-253997 and 811-23645);

•	the Statement of Additional Information of the Target Fund, dated October 18, 2023 (File Nos. 333-253997 and 811-23645); and

•	the Annual Report for the Target Fund for the period ended May 31, 2024 (File No. 811-23645).

Kurv Yield Premium Strategy Apple (APPL) ETF

•	the Prospectus of the Target Fund, dated October 18, 2023 (File Nos. 333-253997 and 811-23645);

•	the Statement of Additional Information of the Target Fund, dated October 18, 2023 (File Nos. 333-253997 and 811-23645); and

•	the Annual Report for the Target Fund for the period ended May 31, 2024 (File No. 811-23645).

Kurv Yield Premium Strategy Microsoft (MSFT) ETF

•	the Prospectus of the Target Fund, dated October 18, 2023 (File Nos. 333-253997 and 811-23645);

•	the Statement of Additional Information of the Target Fund, dated October 18, 2023 (File Nos. 333-253997 and 811-23645); and

•	the Annual Report for the Target Fund for the period ended May 31, 2024 (File No. 811-23645).

Kurv Yield Premium Strategy Google (GOOGL) ETF

•	the Prospectus of the Target Fund, dated October 18, 2023 (File Nos. 333-253997 and 811-23645);

•	the Statement of Additional Information of the Target Fund, dated October 18, 2023 (File Nos. 333-253997 and 811-23645); and

•	the Annual Report for the Target Fund for the period ended May 31, 2024 (File No. 811-23645).

Kurv Yield Premium Strategy Tesla (TSLA) ETF

•	the Prospectus of the Target Fund, dated October 18, 2023 (File Nos. 333-253997 and 811-23645);

•	the Statement of Additional Information of the Target Fund, dated October 18, 2023 (File Nos. 333-253997 and 811-23645); and

•	the Annual Report for the Target Fund for the period ended May 31, 2024 (File No. 811-23645).

Kurv Yield Premium Strategy Netflix (NFLX) ETF

•	the Prospectus of the Target Fund, dated October 18, 2023 (File Nos. 333-253997 and 811-23645);

•	the Statement of Additional Information of the Target Fund, dated October 18, 2023 (File Nos. 333-253997 and 811-23645); and

•	the Annual Report for the Target Fund for the period ended May 31, 2024 (File No. 811-23645).

SAI-3

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of each Acquiring Fund and the corresponding Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to each proposed Reorganization, is included in the section entitled “Summary Comparison of the Fund – Fees and Expenses of the Fund” of the Proxy Statement/Prospectus.

The Reorganization will not result in a material change to each Target Fund’s investment portfolio due to investment restrictions. As a result, a schedule of investments of each Target Portfolio modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to a Target Fund in advance of the Reorganization and/or the corresponding Acquiring Fund following the Reorganization in the ordinary course of business.

There are no material differences in accounting policies of the Target Funds as compared to those of the Acquiring Funds.

SAI-4

1

GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. The Trust consists of 9 separate investment portfolios, with the following 6 Kurv Yield Premium ETFs being described in this SAI:

●	Kurv Yield Premium Strategy Amazon (AMZN) ETF

●	Kurv Yield Premium Strategy Apple (AAPL) ETF

●	Kurv Yield Premium Strategy Google (GOOGL) ETF

●	Kurv Yield Premium Strategy Microsoft (MSFT) ETF

●	Kurv Yield Premium Strategy Netflix (NFLX) ETF

●	Kurv Yield Premium Strategy Tesla (TSLA) ETF

Each Fund is a non-diversified management investment company under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, as amended, the “1940 Act”). Each Fund is actively managed. The Trust was organized as a Delaware statutory trust on February 1, 2021. The Trust is governed by its Board of Trustees (the “Board”). The offering of each Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). Kurv Investment Management LLC (the “Adviser”) is the investment adviser to each Fund.

Each Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”), generally in exchange for a basket of securities (the “Deposit Securities”) together with a deposit of a specified cash payment (the “Cash Component”). Alternatively, each Fund may also issue and redeem Creation Units in exchange for a specified all-cash payment (“Deposit Cash”). Each Fund’s shares are listed on the exchange indicated above (the “Exchange”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities or Deposit Cash (collectively, the “Fund Deposit”), as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (“SEC”) applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

INVESTMENT POLICIES AND RISKS

A discussion of the risks associated with an investment in a Fund is contained in the Prospectus under the headings “Summary Information—Principal Investment Strategies of a Fund” with respect to the applicable Fund, “Summary Information—Principal Risks of Investing in a Fund” with respect to the applicable Fund and “Additional Information About a Fund’s Investment Strategies and Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

General Considerations and Risks

An investment in a Fund should be made with an understanding that the value of a Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

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The Adviser, on behalf of each Fund, will file with the National Futures Association (“NFA”) a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to a Fund’s operations. Therefore, each Fund and the Adviser are not subject to registration or regulation as a commodity pool or CPO under the CEA. If a Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

Active Management Risk

Each Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause a Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of a Fund. Active trading may also result in adverse tax consequences.

Active Management Risk

Each Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause a Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of a Fund. Active trading may also result in adverse tax consequences.

Authorized Participant Concentration

Only an Authorized Participant (as defined in the Creations and Redemptions section of the Funds’ prospectus) may engage in creation or redemption transactions directly with a Fund. A Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Borrowing

Each Fund may borrow money to the extent permitted under the 1940 Act, as interpreted or modified by regulation from time to time. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund’s total assets. Each Fund also may borrow money for temporary administrative purposes in an amount not to exceed 5% of a Fund’s total assets.

Specifically, provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of a Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% of a Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three (3) days (not including Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on the Fund’s NAV of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. In addition, a Fund may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

SAI-3

Costs of Buying or Selling Shares Risk

Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if a Fund’s Shares have more trading volume and market liquidity and higher if a Fund’s Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Counterparty Risk

A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with a Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Cybersecurity and Disaster Recovery Risks

In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, a Fund is susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service a Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on a Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on a Fund’s systems.

Cybersecurity failures or breaches by a Fund’s third party service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent, and financial intermediaries) may cause disruptions and impact the service providers’ and a Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate a Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Each Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, a Fund or its third-party service providers.

A Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, a Fund cannot directly control any cybersecurity plans and systems put in place by third party service providers. Cybersecurity risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

Counterparty Risk

A Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and credit default swap agreements. The use of swap agreements and similar instruments exposes a Fund to risks that are different than those associated with ordinary portfolio securities transactions. For example, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to a Fund, this default will cause the value of your investment in a Fund to decrease. In addition, a Fund may enter into swap agreements with a limited number of counterparties, which may increase a Fund’s exposure to counterparty credit risk. Similarly, if the credit quality of an issuer or guarantor of a debt instrument improves, this change may adversely affect the value of a Fund’s investment.

SAI-4

Credit Risk

Credit risk is the risk that a Fund could lose money if an issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. Each Fund is also subject to the risk that its investment in a debt instrument could decline because of concerns about the issuer’s credit quality or perceived financial condition. Fixed income securities are subject to varying degrees of credit risk, which are sometimes reflected in credit ratings.

Derivatives Risk

Derivatives are financial instruments whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Each Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying indicator, a derivative does not carry the same rights as would be the case if a Fund invested directly in the underlying securities.

The SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a Fund can enter into, treats derivatives as senior securities and if a Fund’s use of derivatives is more than a limited specified exposure amount, requires the Fund to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Tax Risk of Derivatives

Each Fund may invest in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income a Fund realizes from its investments. As a result, a larger portion of a Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to market or straddle provisions of the Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by a Fund.

Distribution Risk

As part of a Fund’s investment objective, the Fund seeks to provide current monthly income. There is no assurance that a Fund will make a distribution in any given month. If a Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the monthly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Forward Contract Risk

Forward contracts involve the purchase or sale of a specific quantity of a government security at a specified price, with delivery and settlement at a specified future date. Forward contracts, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell.

SAI-5

Fixed Income Securities

A Fund may invest in fixed income securities. The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect an investing Fund’s NAV. Additional information regarding fixed income securities is described below.

Duration

Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

Creditor Liability and Participation on Creditors’ Committees

Generally, when a Fund holds bonds or other similar fixed income securities of an issuer, the Fund becomes a creditor of the issuer. If a Fund is a creditor of an issuer it, may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict a Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose a Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when its Adviser believes that such participation is necessary or desirable to enforce a Fund’s rights as a creditor or to protect the value of securities held by a Fund. Further, the Adviser has the authority to represent the Trust, or its Fund, on creditors’ committees or similar committees and generally with respect to challenges related to the securities held by a Fund relating to the bankruptcy of an issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself.

Variable and Floating Rate Securities

Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

SAI-6

Bank Obligations

Bank obligations may include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third-party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements with remaining maturities of more than seven days and other illiquid assets. Subject to the Trust’s limitation on concentration, as described in the “Investment Restrictions” section below, there is no limitation on the amount of a Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

Fluctuation of Net Asset Value

The net asset value (“NAV”) of each Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply and demand for Shares on the Exchange. The Adviser cannot predict whether the Shares will trade below, at or above the NAV of the Shares of a Fund. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identify to, the same forces influencing the prices of the stocks of a Fund’s Index trading individually or in the aggregate at any point in time.

Futures and Options

A Fund may enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. A Fund will not use futures or options for speculative purposes. A Fund may enter into certain equity, index and currency futures transactions, as well as other futures transactions that become available in the markets. By using such futures contracts, the Funds may obtain exposure to certain equities, indexes and currencies without actually investing in such instruments. Index futures may be based on broad indices, such as the S&P 500 Index, or narrower indices.

Risk of Futures and Options

There are several risks accompanying the utilization of futures contracts and options on futures contracts. A position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While a Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the futures contracts it has sold.

SAI-7

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. A Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. A Fund, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.

There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because a Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use a Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

There is also the risk of loss of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting a Fund to substantial losses. In the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin.

Call Writing Strategy Risks

The path dependency (i.e., the continued use) of a Fund’s call writing strategy will impact the extent that the Fund participates in the positive price returns of the underlying stock and, in turn, the Fund’s returns, both during the term of the sold call options and over longer time periods. If, for example, each month a Fund were to sell 7% out-of-the-money call options having a one-month term, the Fund’s participation in the positive price returns of the underlying stock will be capped at 7% in any given month. However, over a longer period (e.g., 5 months), the Fund should not be expected to participate fully in the first 35% (i.e., 5 months x 7%) of the positive price returns of the underlying stock, or the Fund may even lose money, even if the underlying stock share price has appreciated by at least that much over such period, if during any month over that period the underlying stock had a return less than 7%. This example illustrates that both the Fund’s participation in the positive price returns of an underlying stock and its returns will depend not only on the price of the underlying stock but also on the path that such stock takes over time.

Covered Call Option Writing Risk

By writing covered call options, in return for the receipt of premiums, a Fund will give up the opportunity to benefit from potential increases in the value of the underlying stock above the exercise prices of such options, but will continue to bear the risk of declines in the value of the underlying stock. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, the Fund’s ability to sell the securities underlying the options will be limited while the options are in effect unless the Fund cancels out the option positions through the purchase of offsetting identical options prior to the expiration of the written options. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to do so, which may increase the risk of tracking error.

SAI-8

Futures

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific asset, currency, rate or index at a specified future time and at a specified price. Stock index futures are based on investments that reflect the market value of common stock of the firms included in an underlying index. A Fund may enter into futures contracts to purchase securities indexes when the Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

Some futures contracts are traded on organized exchanges regulated by the SEC or Commodity Futures Trading Commission (“CFTC”), and transactions on them are cleared through a clearing corporation, which guarantees the performance of the parties to the contract. Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts.

Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable, and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable, and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

SAI-9

There are several risks in connection with the use of futures by a Fund. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions, which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility that provides a secondary market for such futures. Although a Fund intends to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures contract position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities may not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges, which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by a Fund is subject to the Adviser’s ability to correctly predict movements in the direction of the market. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

SAI-10

With respect to futures contracts that are contractually required to “cash-settle,” a Fund maintains liquid assets in an amount at least equal to a Fund’s daily marked-to- market obligation (i.e., a Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, a Fund may employ leverage to a greater extent than if a Fund set aside assets equal to the futures contracts’ full notional value.

Options

A Fund may invest in put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple Options trading is a highly specialized activity, which entails risk greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. The Funds will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if the Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if the Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the Fund segregates liquid assets in the amount of the difference.

All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if the Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written, provided the Fund segregates liquid assets in the amount of the difference.

A Fund’s obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

SAI-11

When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Options on Futures Contracts

A Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to receive and execute a long futures contract (if the option is a call) or a short futures contract (if the option is a put) at a specified price at any time during the period of the option. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

SAI-12

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option becomes contractually obligated to take the opposite futures position specified in the option.

Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value per share (“NAV”) of a Fund.

A Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

A Fund’s use of options on futures contracts is subject to the risks related to derivative instruments generally. In addition, the amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The writer of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the writer were required to take such a position, it could bear substantial losses. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per share, also known as the “strike price,” less the premium received from writing the put.

U.S. Federal Tax Treatment of Futures Contracts

A Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts or options contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts or options contracts on broad-based indexes required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts or options contracts to the extent of any unrecognized gains on related positions held by a Fund.

In order for a Fund to continue to qualify for U.S. federal income tax treatment as a “regulated investment company” under Section 851 of the Code, at least 90% of a Fund’s gross income for a taxable year must be derived from qualifying sources, including, dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to a Fund’s business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts or options contracts will be considered gain from the sale of securities and, therefore, will be qualifying income for purposes of the 90% requirement.

A Fund intends to distribute to shareholders annually any net capital gains that have been recognized for U.S. federal income tax purposes (including unrealized gains at the end of the Fund’s fiscal year) on futures transactions and certain options contracts. Such distributions are combined with distributions of capital gains realized on a Fund’s other investments, and shareholders are advised on the nature of the distributions.

SAI-13

Price Participation Risk

Each Fund employs an investment strategy that includes the sale of call option contracts, which limits the degree to which the Fund will participate in increases in value experienced by the underlying issuer over the Call Period. This means that if the underlying issuer experiences an increase in value above the strike price of the sold call options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the underlying issuer over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the underlying issuer over each Call Period, but has full exposure to any decreases in value experienced by the underlying issuer over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the underlying issuer. The degree of participation in the underlying issuer gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold call option contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the underlying issuer, changes in interest rates, changes in the actual or perceived volatility of the underlying issuer and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the underlying issuer changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the underlying issuer. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the underlying issuer will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the underlying issuer.

Geographic Concentration Risk

A Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date or could continue to occur in countries that have already experienced such devaluations. As a result, a Fund’s net asset value may be more volatile than a more geographically diversified fund.

Income Risk

The market value of fixed income investments changes in response to interest rate changes and other factors. A Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, a fund generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities in lower-yielding securities. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity.

Interest Rate Risk

The values of fixed rate debt securities usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to a Fund, but will affect the value of the Fund’s Shares. Interest rate risk is generally greater for investments with longer maturities. Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

SAI-14

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

Investment Companies

A Fund may invest in the securities of other investment companies, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), a Fund may invest in the securities of another investment company (the “acquired company”) provided that a Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of a Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of a Fund) having an aggregate value in excess of 10% of the value of the total assets of a Fund. To the extent allowed by law or regulation, a Fund may invest its assets in securities of investment companies in excess of the limits discussed above.

If a Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including a Fund. The acquisition of a Fund’s Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act or as may at some future time be permitted by an exemptive order that permits registered investment companies to invest in a Fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with the Fund regarding the terms of the investment.

The acquisition of shares of a Fund by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act or as permitted by an exemptive order obtained by the Trust that permits registered investment companies to invest in the Fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with the Fund regarding the terms of the investment. The SEC recently adopted changes to the regulatory framework for fund of funds arrangements. New Rule 12d1-4 permits other investment companies to invest in the Fund beyond the limits in Section 12(d)(1), subject to similar conditions.

Exchange-Traded Funds Risk A Fund may invest in certain exchange-traded funds (“Underlying ETFs”). Through its positions in Underlying ETFs, a Fund generally will be subject to the risks associated with such Underlying ETF’s investments, including the possibility that the value of the securities or instruments held by or linked to an Underlying ETF could decrease. Certain of the Underlying ETFs may hold common portfolio positions, thereby reducing any diversification benefits. The ETPs in which a Fund invests are pooled investment vehicles that are not registered pursuant to the 1940 Act and, therefore, are not subject to the regulatory scheme of the 1940 Act including the investor protections afforded by the 1940 Act. Under normal market conditions, a Fund will purchase shares of or interest in Underlying ETFs in the secondary market. When a Fund invests in an Underlying ETF, in addition to directly bearing the expenses associated with its own operations, it also will bear a pro rata portion of the Underlying ETF’s expenses (including operating costs and management fees).

Issuer Risk

Fund performance depends on the performance of individual securities to which a Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

SAI-15

Liquidity Risk

In certain circumstances, it may be difficult for a Fund to purchase and sell particular portfolio investments due to infrequent trading in such investments. The prices of such securities may experience significant volatility, make it more difficult for a Fund to transact significant amounts of such securities without an unfavorable impact on prevailing market prices, or make it difficult for the Adviser to dispose of such securities at a fair price at the time the Adviser believes it is desirable to do so.

Management Risk

As a Fund may implement its investment objective, it is subject to the risk that the Adviser’s investment strategy may not produce the intended results.

Market Risk

An investment in a Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in securities prices. The value of the equity security that the Fund invests in and seeks to track could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting the securities markets generally or a specific issuer or market. A Fund is subject to the risk that the Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Market risk refers to the possibility that the market values of securities or other investments that a Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of actual or perceived factors affecting an issuer (e.g., an unfavorable earnings report), the industry or sector in which it operates, or the market as a whole, which may reduce the value of an investment in a Fund. Accordingly, an investment in a Fund could lose money over short or long periods. The market values of the securities a Fund holds can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. Although equity securities generally tend to have greater price volatility than debt securities, under certain market conditions, debt securities may have comparable or greater price volatility. In addition, stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Market Trading Risk

Each Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of a Fund, losses from trading in secondary markets, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. The NAV of Shares will fluctuate with changes in the market value of a Fund’s securities holdings. The market prices of Shares will fluctuate in accordance with changes in NAV and supply and demand on the Exchange. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Any of these factors, discussed above and further below, may lead to Shares trading at a premium or discount to a Fund’s NAV.

Absence of Prior Active Market

While a Fund’s Shares are listed on an Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. The Distributor does not maintain a secondary market in Shares.

SAI-16

Trading Issues

Trading in Shares on an Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on an Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of an Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

Money Market Funds

A Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

National Closed Market Trading Risk

To the extent that the underlying securities held by a Fund trade on foreign exchanges that may be closed when the securities exchange on which a Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., a Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to a Fund’s NAV that may be greater than those experienced by other ETFs.

NAV Erosion Risk Due to Distributions

When a Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment in Fund shares.

New Adviser Risk

The Adviser has only recently commenced managing ETFs. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Adviser and the Adviser may not achieve the intended result in managing the Fund.

New Fund Risk

The Funds are new funds, with no operating history, which may result in additional risks for investors in the Funds. There can be no assurance that these Funds will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Funds. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Non-Diversified Risk

Each Fund’s portfolio focuses on a particular industry and will be subject to greater potential for volatility than a diversified fund.

Operational Risk

Each Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of a Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

SAI-17

Pandemics Risk

An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 was first detected in China in December 2019 before spreading worldwide and being declared a global pandemic by the World Health Organization in March 2020. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty.

Recent Market Conditions

The performance of the Funds are subject to general market conditions. Following years of fiscal and monetary support, the U.S. market and economy are adjusting to reduced levels of support. Supply chain bottlenecks and pent-up demand as a consequence of the COVID-19 pandemic have led to elevated inflation pressures in the United States. While the U.S. consumer market generally remains strong, purchasing power could be eroded if wage inflation does not keep pace with price inflation. In time, this may reduce inflation-adjusted demand. COVID-19 remains a risk factor with the potential that new variants could lead to increased government restrictions and consumer caution. Additionally, COVID-19 remains a challenge for global supply chain normalization, with China’s zero-COVID policies snarling global logistics.

Permanent vs. transitory inflation remained a key question influencing market conditions in 2022. While some pricing pressure remains transitory, the supply chain disruptions have persisted for two years, contributing to more permanent dislocations in price expectations. In November 2021, the Federal Reserve (Fed) dropped the term “transitory” from its reference to inflation and started reflecting a more hawkish perspective. This brought forward expectations for reduced liquidity and higher interest rates, contributing to market volatility during the first quarter of 2022. Potential shifts in Fed policy and views in 2023 may further raise interest rates, which could drive market sentiment. There is no certainty that actions taken by the Fed will improve market conditions.

Inflation pressures have been fueled by elevated energy prices. One of the main near-term sources of elevated energy prices is the geopolitical tensions between Russia and Ukraine These tensions could either escalate into military conflict or could dissipate based on various factors facing Russia and Ukraine. Due to Europe’s reliance on Russian oil and gas, Russia’s bargaining position may decline as the demand for oil and gas declines. This could lead to near term energy price volatility and may contribute to inflation pressures.

China remains a risk factor to both global supply and demand. The 2021 Chinese property market correction appears broader and deeper than China’s prior housing cycles. Weak market sentiment in China, combined with a high volume of property developer bonds maturing in offshore USD denominated markets in the first half of 2022, increase the risk of a lack of liquidity in the Chinese property market. The Chinese property market slowdown and resulting potential weakness in China’s economic growth could have broader repercussions. China currently accounts for around half the annual copper and steel used globally while being expected to comprise more than 20% of global GDP growth between 2021 and 2026. Additionally, the Chinese market remains important to both U.S. and globally listed companies as a growing consumer market and an important part of supply chains. Chinese policy action may help mitigate this risk from the property sector and restore confidence and stability.

It is impossible to predict the effects of these or similar events in the future on the Funds, although it is possible that these or similar events could have a significant adverse impact on the NAV and/or risk profile of a Fund.

Repurchase Agreements

A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by a Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, a Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

SAI-18

In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest rating category generally by at least two nationally recognized statistical rating organizations (“NRSROs”), or, if unrated, determined to be of comparable quality by the Adviser. Collateral, however, is not limited to the foregoing and may include, for example, obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation.

Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a non-money market fund, the repurchase obligation of a seller must be of comparable credit quality to securities that are rated in the highest two short-term credit rating categories by at least one NRSRO or, if unrated, deemed by the Adviser to be of equivalent quality.

Repurchase agreements pose certain risks for a Fund if it utilizes them. Such risks are not unique to a Fund, but are inherent in repurchase agreements. Each Fund seeks to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position a Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Sector Risk

Sector risk is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme or volatile than fluctuations in the overall market.

Short-Term Instruments

Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity for cash equitization, funding, or under abnormal market conditions. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by Standard & Poor’s Financial Services LLC, or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

SAI-19

Swaps

OTC swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although OTC swap agreements entail the risk that a party will default on its payment obligations thereunder, a Fund seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

The use of such swap agreements involves certain risks. For example, if the counterparty, under a swap agreement, defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, a Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments require the eventual clearing and exchange-trading of many standardized OTC derivative instruments that the CFTC and Securities and Exchange Commission (“SEC”) recently defined as “swaps” and “security-based swaps,” respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing and exchange trading. In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. A Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated futures commission merchants (“FCMs”) that are members of the clearinghouse that serves as the central counterparty. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a Fund or may be received by a Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to a Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to a Fund.

Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which a Fund has an open position in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because a Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use a Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Exchange-trading is expected to increase liquidity of swaps trading.

In addition, with respect to cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which a Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.

SAI-20

A Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before a Fund can enter into a new trade, market conditions may become less favorable to a Fund.

The Adviser will continue to monitor developments regarding trading and execution of cleared swaps on exchanges, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements and the costs and risks associated with such investments.

Tax Risks

Each Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to- market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by a Fund.

Each Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If a Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, each Fund will attempt to ensure that the value of options it holds is never 25% of the total value of Fund assets at the close of any quarter. If a Fund’s investments in options were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If a Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

U.S. Government Securities

Each Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

SAI-21

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including a Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. This increase has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt limit to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt limit and growth in public spending. On September 8, 2017, following passage by Congress, the President of the United States signed the Continuing Appropriations Act, 2018 and Supplemental Appropriations for Disaster Relief Requirements Act, 2017, which suspends the statutory debt limit through December 8, 2017. On January 22, 2018, Congress passed a short-term funding measure to allow legislators until February 8, 2018 to negotiate a longer-term solution. Any controversy or ongoing uncertainty regarding the statutory debt limit negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected.

Valuation Risk

The sale price a Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities or assets that trade low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or assets in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell a Fund’s Shares.

INVESTMENT RESTRICTIONS AND POLICIES

The Trust has adopted the following investment restrictions as fundamental policies with respect to a Fund. These restrictions cannot be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions:

1)	Each Fund may not make loans, except that the Fund may: (i) lend portfolio securities; (ii) enter into repurchase agreements; (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (iv) participate in an interfund lending program with other registered investment companies;

2)	Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

3)	Each Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

SAI-22

4)	Each Fund may not purchase or sell real estate, except that the Fund may: (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

5)	Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;

6)	Each Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities; and

7)	Each Fund “concentrates” its investments in the same industry assigned to the applicable underlying stock.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money will be continuously complied with.

Non-Fundamental Policies

Each Fund has adopted a non-fundamental policy to have at least 80% of its investment exposure, under normal circumstances, in stock of the underlying company and financial instruments with economic characteristics that provide exposure to the performance of underlying company. The policy may be changed by the Board of Trustees of the Trust without shareholder approval upon 60 days’ written notice to shareholders.

BOARD OF TRUSTEES OF THE TRUST

The Board of the Trust consists of four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (“Independent Trustees”). The Board is responsible for overseeing the management and operations of the Trust, including the general oversight of the duties and responsibilities performed by the Adviser and other service providers to the Trust. The Adviser is responsible for the day-to-day administration, operation and business affairs of the Trust.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, the Trust’s other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. In reaching its conclusion, the Board also has considered the (i) experience, qualifications, attributes and/or skills, among others, of its members, (ii) each member’s character and integrity, (iii) the length of service as a board member of the Trust, (iv) each person’s willingness to serve and ability to commit the time necessary to perform the duties of a Trustee, and (v) as to each Independent Trustee, such Trustee’s status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee.

References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute the holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

SAI-23

The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

The Board is also responsible for overseeing the nature, extent, and quality of the services provided to each Fund by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Management Agreement with the Adviser, the Board or its designee may meet with the Adviser, as appropriate, to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and the Fund’s investments, including, for example, portfolio holdings schedules.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund or Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Fund’s independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Independent Trustees

The address of each trustee is c/o 1 Letterman Drive, Building C, Suite 3-500 San Francisco, CA 94129. Each trustee serves for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents.

SAI-24

Name, Year of Birth, and Position(s) held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held by Trustee During Past Five Years
John Hyland 1959	Indefinite/Since March 2021	Director, Matthews International Capital Management LLC (an investment advisory firm) (2018 – 2023); Global Head of Listed Securities, Bitwise Asset Management, Inc. (an investment advisory firm) (2018 – 2019); CEO/Chairman, PointBreak ETF Trust (an investment management company) (2015 – 2017).	9	PointBreak ETF Trust (Dec. 2015 – Dec. 2017)
Ed McRedmond 1960	Indefinite/Since October 2019	Founder, etfEd Advisory (an ETF consulting company) (2016 – present); Senior VP, Invesco Powershares Capital Management (an investment advisory firm) (2005 – 2016).	9	None
Markus Aakko 1974	Indefinite/Since March 2024	President, Roarke Financial Strategies LLC (2022 – present); Executive Vice President, PIMCO (2010 – 2022).	9	None

Interested Trustees

The address of each trustee is c/o 1 Letterman Drive, Building C, Suite 3-500 San Francisco, CA 94129. Each trustee serves for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents.

Name, Year of Birth, and Position(s) held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee During Past Five Years
Howard Chan 1982	Indefinite/Since February 2024	Managing Director, Wellfy LLC.	9	None

*Indicates an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.

SAI-25

Officer Information

The Officers of the Trust, their addresses, positions with the Trust, ages and principal occupations during the past five years are set forth below.

The address for each officer is c/o 1 Letterman Drive, Building C, Suite 3-500 San Francisco, CA 94129 unless otherwise indicated. Each officer serves an indefinite term or until their successors are elected and qualified.

Officer’s Name, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During The Past Five Years
Howard Chan 1982	Chief Executive Officer and President	Indefinite/Since February 2024	CEO, Kurv Investment Management LLC (2022 - present) Managing Director, Wellfy LLC (financial consulting) (2015 – present)
Madeline Arment* 1989	Principal Financial Officer and Treasurer	Indefinite/Since March 2024	Director, PINE Advisor Solutions (2022 – present); Fund Controller, ALPS Fund Services, Inc. (2018 – 2022)
Randi Roessler* 1981	Chief Compliance Officer	Indefinite/Since March 2024

Director, PINE Advisor Solutions (March 2023 – present); Chief Compliance Officer, Davis Selected Advisers, L.P., Davis Funds, Selected Funds, the Clipper Fund Trust, the Davis Fundamental ETF Trust, and Davis Distributors, LLC (2018 – 2023)

Masako Walsh 1976	Secretary	Indefinite/Since June 2024	Kurv Investment Management, LLC (Jul. 2022 – present); Vice President, PIMCO (Mar. 2010 – Feb. 2022)

* Address is 501 S. Cherry Street, Suite 610, Denver, Colorado 80246.

Board Committees

The Board has an Audit Committee consisting solely of three Trustees, all of whom are Independent Trustees. John Hyland has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (“Exchange Act”). John Hyland, an Independent Trustee, is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee did not meet in 2023 as there were no active Funds in the Trust, and has met twice through May 31 in 2024.

The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the Independent Trustees. The Board considered that the Chairman of the Audit Committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

SAI-26

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that (i) not all risks that may affect the Trust can be identified, (ii) it may not be practical or cost-effective to eliminate or mitigate certain risks, (iii) it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and (iv) the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust and Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

Trustee Ownership of Fund Shares

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in (as of June 30, 2024)						Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (as of June 30, 2024)
	Kurv Yield Premium Strategy Amazon (AMZN) ETF	Kurv Yield Premium Strategy Apple (APPL) ETF	Kurv Yield Premium Strategy Google (GOOGL) ETF	Kurv Yield Premium Strategy Microsoft (MSFT) ETF	Kurv Yield Premium Strategy Netflix (NFLX ETF	Kurv Yield Premium Strategy Tesla (TSLA) ETF
Howard Chan	$0	$0	$0	$0	$0	$0	$0
Ed McRedmond	$0	$0	$0	$0	$0	$0	$0
John Hyland	$0	$0	$0	$0	$0	$0	$0
Markus Aakko	$0	$0	$0	$0	$0	$0	$0

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in the Adviser or Paralel Distributors, LLC (“Distributor”), or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

Shareholder Communications to the Board

Shareholders may send communications to the Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

SAI-27

Remuneration of Trustees

Each Independent Trustee is paid an annual retainer of $10,000 for his or her services as a Board member to the Trust, together with out-of-pocket expenses, in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The Chairman of the Audit Committee is paid an additional annual retainer of $2,000.

Annual Trustee fees may be reviewed periodically and changed by the Board.

The following tables show the compensation anticipated to be earned by each Trustee during the initial fiscal year of each Fund. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name	Kurv Yield Premium Strategy Amazon (AMZN) ETF	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex** Paid to Trustees
Howard Chan	$0	N/A	N/A	$0
Ed McRedmond	$1,111	N/A	N/A	$10,000
John Hyland	$1,333	N/A	N/A	$12,000
Markus Aakko	$1,111	N/A	N/A	$10,000

Name	Kurv Yield Premium Strategy Apple (APPL) ETF	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex** Paid to Trustees
Howard Chan	$0	N/A	N/A	$0
Ed McRedmond	$1,111	N/A	N/A	$10,000
John Hyland	$1,333	N/A	N/A	$12,000
Markus Aakko	$1,111	N/A	N/A	$10,000

Name	Kurv Yield Premium Strategy Google (GOOGL) ETF	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex** Paid to Trustees
Howard Chan	$0	N/A	N/A	$0
Ed McRedmond	$1,111	N/A	N/A	$10,000
John Hyland	$1,333	N/A	N/A	$12,000
Markus Aakko	$1,111	N/A	N/A	$10,000

Name	Kurv Yield Premium Strategy Microsoft (MSFT) ETF	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex** Paid to Trustees
Howard Chan	$0	N/A	N/A	$0
Ed McRedmond	$1,111	N/A	N/A	$10,000
John Hyland	$1,333	N/A	N/A	$12,000
Markus Aakko	$1,111	N/A	N/A	$10,000

SAI-28

Name	Kurv Yield Premium Strategy Netflix (NFLX ETF	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex** Paid to Trustees
Howard Chan	$0	N/A	N/A	$0
Ed McRedmond	$1,111	N/A	N/A	$10,000
John Hyland	$1,333	N/A	N/A	$12,000
Markus Aakko	$1,111	N/A	N/A	$10,000

Name	Kurv Yield Premium Strategy Tesla (TSLA) ETF	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex** Paid to Trustees
Howard Chan	$0	N/A	N/A	$0
Ed McRedmond	$1,111	N/A	N/A	$10,000
John Hyland	$1,333	N/A	N/A	$12,000
Markus Aakko	$1,111	N/A	N/A	$10,000

Limitation of Trustees’ Liability

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Amended and Restated By-laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management of The Funds”

Investment Adviser

Kurv Investment Management LLC, located at 1 Letterman Drive, Building C, Suite 3-500, San Francisco, CA 94129, serves as the investment adviser to the Funds. The Adviser is a Delaware limited liability company formed in 2022 to provide investment advisory services to registered investment companies. In addition, Kurv Investment Management LLC developed the investment strategy for each Fund. Kurv Investment Management LLC is a wholly owned subsidiary of Kurv Investment, Inc.

Under an investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser, the Adviser provides investment advisory services to the Funds.

SAI-29

Subject to the general oversight of the Board, the Adviser provides or causes to be furnished all supervisory and other services reasonably necessary for the operation of the Funds, audit, portfolio accounting, legal, transfer agency, custody, printing costs, certain administrative services (provided pursuant to a separate administration agreement), certain distribution services (provided pursuant to a separate distribution agreement), certain shareholder and distribution-related services (provided pursuant to a separate Rule 12b-1 Plan and related agreements) and investment management and investment advisory services (provided pursuant to the Management Agreement) under what is essentially an all-in fee structure. Each Fund bears other expenses which are not covered under the Management Agreement that may vary and will affect the total level of expenses paid by the Fund, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, certain custody expenses and extraordinary expenses (such as litigation and indemnification expenses).

Each Fund pays the Adviser a fee (“Management Fee”) under the Management Agreement in return for providing investment management, investment advisory and supervisory services and for being obligated to pay certain Fund expenses discussed above. The Adviser is paid a monthly Management Fee at an annual rate of 1.15% of the average daily net assets of each Fund.

The Adviser may from time to time waive all or a portion of its Management Fee. Fee waivers and subsidies will increase a Fund’s total return. These voluntary waivers may be terminated at any time without notice.

The Adviser has contractually agreed to waive its fees and reimburse expenses of each Fund, at least until 1-year from the initial effective date of the Fund’s registration statement, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) brokerage fees and commissions, (ii) acquired fund fees and expenses; (iii) borrowing costs (such as interest and dividend expense on securities sold short); (iv) taxes; and (v) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) will not exceed 0.99%, of average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the adviser.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for each Fund will be available in each Fund’s semi-annual report to shareholders dated November 30, 2024.

Pursuant to the Management Agreement, each Fund has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. The Management Agreement is terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Portfolio Manager

Dominique Tersin is primarily responsible for the day-to-day management of the Fund.

Dominique Tersin. Mr. Tersin has been employed by the Adviser since 2024. Prior to that, Mr. Tersin was a Vice President and portfolio manager at Pacific Investment Management Company (PIMCO), focusing on short and low-duration portfolios, from 2001 to 2016. He also managed enhanced liquidity program firmwide as well as the European ETF trading operations at PIMCO.

SAI-30

Other Accounts Managed by the Portfolio Manager

Name of Portfolio Manager	Other Accounts Managed (As June 30, 2024)			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Dominique Tersin	Registered investment companies	0	0	0	0
	Other pooled investment vehicles	0	0	0	0
	Other accounts	0	0	0	0

Portfolio Manager Compensation

Mr. Tersin receives a base salary and is an equity holder in the Adviser. Mr. Tersin does not receive a discretionary bonus

Portfolio Manager Share Ownership

As of the date of this SAI, the Portfolio Manager did not beneficially own Shares of any Fund.

Conflicts of Interest

A conflict of interest may arise as a result of the Portfolio Manager being responsible for multiple accounts, including the Funds that may have different investment guidelines and objectives. In addition to the Funds, these accounts may include other mutual funds managed on an advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for a Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by a Fund or the other account. The other accounts may have similar investment objectives or strategies as a Fund, may track the same benchmarks as the Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the Funds. The Portfolio Manager may be responsible for accounts that have different advisory fee schedules, such as performance- based fees, which may create an incentive for the Portfolio Manager to favor one account over another in terms of access to investment opportunities or the allocation of the Portfolio Manager’s time and resources. The Portfolio Manager may also manage accounts whose investment objectives and policies differ from those of a Fund, which may cause the Portfolio Manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.

To address and manage these potential conflicts of interest, the Adviser has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies and oversight by investment management and the Compliance team.

Custodian

U.S. Bank, N.A. (the “Custodian”), located at 1555 N. Rivercenter Drive, MK-WI-S302, Milwaukee, WI 53212, serves as custodian for the Funds pursuant to a custody agreement between the Trust, on behalf of the Funds, and the Custodian. In that capacity, the Custodian holds each Fund’s assets.

Transfer Agent and Administrator

U.S. Bancorp Fund Services, LLC (the “Administrator”), located at 615 East Michigan Street, Milwaukee, WI 53202, serves as the Funds’ transfer agent pursuant to a transfer agent servicing agreement. In addition, the Administrator provides various accounting services to the Funds pursuant to the Funds’ accounting servicing agreement. The Trust and the Administrator have entered into an administration servicing agreement (“Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including providing certain operational, clerical, recordkeeping and/or bookkeeping services. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from the Administrator’s refusal or failure to comply with the terms of the Administration Agreement or from the Administrator’s bad faith, negligence, or willful misconduct in the performance of its duties under

SAI-31

Distributor

Paralel Distributors, LLC (the “Distributor”), located at 1700 Broadway, Suite 1850 Denver, Colorado 80290 is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for each Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by each Fund. The Distributor’s principal address is 1700 Broadway, Suite 1850, Denver, Colorado 80290.

Counsel

Alston & Bird LLP, 950 F St., NW, Washington, DC, 20004 is counsel to the Trust, including the Funds.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd. 1835 Market Street, Suite 310, Philadelphia, PA 19103, serves as the Trust’s independent registered public accounting firm and audits each Fund’s financial statements and performs other related audit services.

Compliance and Treasury Services Fee

PINE Advisors LLC (“PINE”) provides compliance and treasury services to the Funds pursuant to service agreements. In consideration for these services, PINE is paid a monthly fee out of the assets of each Fund. The Funds also reimburse PINE for certain out-of-pocket expenses.

PORTFOLIO HOLDINGS DISCLOSURE

The Board has adopted a policy regarding the disclosure of information about each Fund’s portfolio securities. Under the policy, portfolio holdings of a Fund, which will form the basis for the calculation of NAV, are publicly disseminated each day a Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual Cash Amounts is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of a Fund. The Trust, the Adviser, Administrator, Custodian and Distributor will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-PORT. Form N- PORT for each Fund will be available on the SEC’s website at http://www.sec.gov.

CODE OF ETHICS

The Trust and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by a Fund (which may also be held by persons subject to the codes of ethics). Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by a Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust and the Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Adviser.

SAI-32

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-888-393-KURV (5878) or on the Funds’ website, www.kurvinvest.com and on the SEC’s website at http://www.sec.gov. Proxies for each Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for each Fund is available by writing to the Trust, c/o U.S. Bancorp Fund Services, LLC at 615 East Michigan Street, Milwaukee, WI 53202. The Fund’s Form N-PX will also be available on the Fund’s website, www.kurvinvest.com, and on the SEC’s website at www.sec.gov.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for each Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

SAI-33

Subject to the foregoing policies, brokers or dealers selected to execute a Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute a Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units—Creation Transaction Fee” and “—Redemption Transaction Fee”, a Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of a Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to executed a Fund’s portfolio transactions in connection with such orders.

Each Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

The Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of a Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of a Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Fund. The primary consideration is prompt execution of orders at the most favorable net price.

In certain instances, the Adviser may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund are concerned, in other cases it could be beneficial to the Funds. Transactions effected by Adviser or the other affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

Each Fund’s purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that the Adviser manages or advises. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to a Fund. The Adviser may deal, trade and invest for its own account in the types of securities in which a Fund may invest. Each Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

As permitted by Section 28(e) of the 1934 Act, the Adviser may cause a Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to the Adviser an amount of disclosed commission or spread (sometimes called “soft dollars”) for effecting a securities transaction for the Trust in excess of the commission or spread which another broker-dealer would have charged for effecting that transaction, if the Adviser determines in good faith that the commission is reasonable given the brokerage and/or research services provided by the broker-dealer.

SAI-34

In selecting broker-dealers that provide research or brokerage services that are paid for with soft dollars, potential conflicts of interest may arise between the Adviser and the Trust because the Adviser does not produce or pay for these research or brokerage services, but rather uses brokerage commissions generated by Fund transactions to pay for them. In addition, the Adviser may have an incentive to select a broker-dealer based upon the broker-dealer’s research or brokerage services instead of the broker-dealer’s ability to achieve best execution.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in a Fund is contained in the Prospectus under the headings “Summary Information— Principal Risks of Investing in Each Fund” with respect to the applicable Fund, “Additional Information About Each Fund’s Investment Strategies and Risks—Risks of Investing in Each Fund,” “Shareholder Information—Determination of NAV” and “Shareholder Information—Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of each Fund are listed on an Exchange and will trade in the secondary market at prices that may differ to some degree from its NAV. The Exchange may but is not required to remove the Shares of a Fund from listing if: (1) following the initial twelve (12) month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, or (2) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, an Exchange will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met.

As in the case of other securities traded on an Exchange, brokers’ commissions on transactions are based on negotiated commission rates at customary levels.

Each Fund is required by the Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel the Funds to sell securities at an inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit a Fund’s profit or require a Fund to incur a loss, and as a result, the Fund’s performance could be impacted.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares.”

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

SAI-35

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATION AND REDEMPTION OF CREATION UNITS

General

Each Fund will issue and sell Shares only in Creation Units on a continuous basis, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant (defined below) that is not “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

A “Business Day” with respect to a Fund is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

SAI-36

Fund Deposit

The consideration for purchase of a Creation Unit of a Fund generally consists of Deposit Cash. Each Fund may permit or require the in-kind deposit of Deposit Securities per each Creation Unit, constituting all or a portion of a Fund Deposit, computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (included in the term “Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute a Fund Deposit, which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.

Each Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting;(iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”).The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of a Fund Deposit, resulting from certain corporate actions.

Procedures for Purchase of Creation Units

To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

SAI-37

All orders to purchase Shares directly from a Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for each Fund for orders to purchase Creation Units is expected to be 4:00 p.m. Eastern Time, which time may be modified by the Funds from time-to-time by amendment to the Participant Agreement and/or applicable order form. In the case of custom orders, the order must be received by the Transfer Agent no later than 3:00 p.m. Eastern Time or such earlier time as may be designated by a Fund and disclosed to Authorized Participants. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.” In all circumstances, any early cut-off time will be after: (1) the NAV is calculated for the day prior to the Order Placement Date and (2) the portfolio holdings or basket information is published on the Order Placement Date.

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of a Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub- custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of a Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. Each Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the applicable Fund or its agents by no later than 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. The “Settlement Date” for a Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the applicable Fund.

SAI-38

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit

Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Transfer Agent and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Transfer Agent. The Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Fund Deposit as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases.

The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units

The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to each Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

SAI-39

All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

A fixed purchase (i.e., creation) transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for each Fund is $500, regardless of the number of Creation Units created in the transaction. Each Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if a Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring Fund Securities from the Trust to their account or on their order.

Risks of Purchasing Creation Units

There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. Except upon liquidation of the Fund, the Trust will not redeem shares in amounts less than Creation Units. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

SAI-40

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities - as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. In the event that Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Redemption Transaction Fee

A fixed redemption transaction fee, payable to a Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for each Fund is $500 regardless of the number of Creation Units redeemed in the transaction. Each Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if a Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring Fund Securities from the Trust to their account or on their order.

Procedures for Redemption of Creation Units

Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. Eastern Time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures

In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date.

SAI-41

The Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). Each Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and a Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to each Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of Shares or determination of the NAV of Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require, in certain circumstances, a delivery process longer than seven calendar days for a Fund. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for a Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

DETERMINATION OF NET ASSET VALUE

NAV for each Fund is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open. NAV is computed by determining the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for each Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange.

SAI-42

If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined in good faith by the Adviser as Valuation Designee subject to oversight by the Board. In these cases, a Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security or other asset may be materially different than the value that could be realized upon the sale of that security or other asset. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to the Adviser as Valuation Designee. The Adviser may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

Each Fund may use independent pricing services to assist in calculating the value of the Fund’s securities or other assets. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because each Fund may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund does not price its shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

In computing the NAV, each Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Distributions.”

General Policies

Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends at least monthly. Each Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund.

Dividend Distributions

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

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Dividend Reinvestment Service

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of each Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per Share. Distributions reinvested in additional Shares of a Fund will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants.

TAXES

The following is a summary of certain additional tax considerations generally affecting a Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxes” section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to a Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of Each Fund

Each Fund will elect and intends to qualify each year to be treated as a separate RIC under the Code. As such, a Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. To qualify for treatment as a RIC, each Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of a Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which a Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which a Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

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It may not be possible for a Fund to fully implement a replication strategy or a representative sampling strategy of the Reference Index while satisfying the Diversification Requirement. Each Fund’s efforts to satisfy the Diversification Requirement may affect a Fund’s execution of its investment strategy and may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to represent the Index using a sampling strategy, if such a strategy is used at any point, may cause it inadvertently to fail to satisfy the Diversification Requirement.

To the extent a Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Although a Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, each Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Funds may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect, and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where a Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a Fund may be required to dispose of certain assets. If these relief provisions were not available to a Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of a Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, each Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which a Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a fund-level tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC, the Funds will establish procedures to reflect the anticipated tax liability in each Fund’s NAV.

Each Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, Each Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to a Fund and may not be distributed as capital gains to its shareholders. Generally, a Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Each Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the Fund level, each Fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

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If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. Each Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by a Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders – Distributions

The distribution of investment company taxable income (as so computed) and net capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.

Each Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at rates of up to 20%.

Distributions from each Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares.

Qualified dividend income includes, in general and subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by a Fund from an ETF or an underlying fund taxable as a RIC or a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund or REIT. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, a Fund may report all distributions of such income as qualified dividend income.

Fund dividends will not be treated as qualified dividend income if a Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, and the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by each Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

In the case of corporate shareholders, certain dividends received by a Fund from U.S. corporations (generally, dividends received by the Funds in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex- dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by a Fund may be eligible for the 70% dividends-received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to each Fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares.

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Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Shareholders who have not held Shares for a full year should be aware that a Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in a Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher capital gain or lower capital loss when Shares on which the distribution was received are sold. After a shareholder’s basis in Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders – Sale of Shares

A sale, redemption, or exchange of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long- term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short- term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

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Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of a Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, a Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Taxation of Fund Investments

Certain of a Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect a Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by a Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause a Fund to recognize income without a Fund receiving cash with which to make distributions in amounts sufficient to enable a Fund to satisfy the RIC distribution requirements for avoiding income and excise taxes. Each Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC. To the extent a Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

Backup Withholding

Each Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

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Foreign Shareholders

Any non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and shareholders are encouraged to consult their tax advisors prior to investing in a Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. Each Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Unless certain non-U.S. entities that hold Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities and with respect to redemptions and certain capital gain dividends payable to such entities after December 31, 2018. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in a Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, a Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their Shares of Fund income. However, notwithstanding the foregoing, tax- exempt shareholders could realize UBTI by virtue of their investment in a Fund if, for example, (i) a Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) a Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain Potential Tax Reporting Requirements

Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

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State Tax

In those states that have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by a Fund may differ from federal tax treatment.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under “Description of Permitted Investments” for a detailed description of the various types of securities and investment techniques that apply to a Fund.

In General. In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Options, Futures, Forward Contracts and Hedging Transactions. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or a Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and a Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by a Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of options and futures transactions, a Fund’s transactions in other derivative instruments (including options and forward contracts) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid Fund-level tax.

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Certain of a Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the Shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. Each Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, a Fund may make an election to treat such gain or loss as capital.

PFIC Investments. Each Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of a Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for a Fund to make a mark-to-market election. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark- to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by a Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Securities Lending. While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in Securities of Uncertain Tax Character. Each Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Investment in Certain ETPs and Certain Direct Fund Investments

Each Fund may invest in ETPs that are taxable as RICs under the Internal Revenue Code. Any income a Fund receives from such ETPs should be qualifying income for purposes of the 90% Test. Each Fund may also invest in one or more ETPs that are not taxable as RICs under the Internal Revenue Code and that may generate non- qualifying income for purposes of the 90% Test. Similarly, a Fund may make certain direct investments that may produce non-qualifying income for purposes of the 90% Test. The Adviser anticipates monitoring investments that may produce non-qualifying income to ensure that each Fund satisfies the 90% Test. Nevertheless, non- qualifying income of a Fund may be more than anticipated, the Fund may be unable to generate qualifying income at levels sufficient to ensure it satisfies the 90% Test, or the Fund might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. In any such case, a Fund could fail the 90% Test and, if the relief provisions discussed above are unavailable, fail to qualify as a RIC.

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Each Fund may invest in ETPs that are structured in a manner that causes income, gains, losses, credits and deductions of the ETPs to be taken into account for U.S. federal income tax purposes by those Funds whether or not any distributions are made from the ETPs to those Funds. Thus, a Fund may be required to take into account income or gains in a taxable year without receiving any cash and may have to sell assets to distribute such income or gains. Those sales will generally result in additional taxable gain or loss and may occur at a time when the Adviser would not otherwise have chosen to sell such securities.

Options, Swaps and Other Complex Securities. Each Fund and certain of the ETPs in which the Fund invest may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, transactions treated as straddles for U.S. federal income tax purposes, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect a Fund’s (and certain ETPs’) ability to qualify as a RIC, affect whether gains and losses recognized by a Fund or ETPs are treated as ordinary income or long-term or short-term capital gain, accelerate the recognition of income to the Fund or ETPs and/or defer the Fund’s or ETPs’ ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by a Fund.

Certain derivative investments by the Funds, such as exchange-traded products and over-the-counter derivatives may not produce qualifying income for purposes of the “90% Test” described above, which must be met in order for a Fund to maintain its status as a RIC under the Internal Revenue Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the “Asset Test” described above. Each Fund intend to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that they are adequately diversified under the Asset Test. Each Fund, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with a Fund’s determination of the “Asset Test” with respect to such derivatives.

With respect to any investments in STRIPS, Treasury Receipts, other zero coupon, payment-in-kind, and similar securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund or an ETP will generally be required to include as part of its current income the imputed interest on such obligations even though a Fund or ETP has not received any interest payments on such obligations during that period.

Because each Fund intends to distribute all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss and may affect the amount and timing of distributions from the Fund.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Each Fund may be required for federal income tax purposes to mark-to-market and recognize as income and loss for each taxable year their net unrealized gains and losses on certain futures contracts and options as of the end of the year as well as those actually realized during the year. Options on “broad based” securities indices are classified as “non-equity options” under the Internal Revenue Code. Gains and losses resulting from the expiration, exercise, or closing of such non-equity options, as well as gains and losses resulting from futures contract transactions, will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss (hereinafter, “blended gain or loss”). In addition, any non-equity option and futures contract held by a Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. Each Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate as investments at a time when the investment adviser might not otherwise have chosen to do so.

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In general, for purposes of the 90% Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Internal Revenue Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in (i) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

Any transactions in foreign currencies and forward foreign currency contracts will be subject to provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by a Fund or an ETP (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income by a Fund or an ETP and may defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to the Fund’s shareholders. These provisions also may require a Fund or an ETP to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause A Fund to recognize income without receiving cash with which to make distributions in amounts necessary to facilitate satisfaction of the distribution requirements for avoiding the income and excise taxes.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the 90% Test described above if such gains are not directly related to a Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing a Fund’s status as a RIC for all years to which the regulations are applicable.

If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one or more of the following special tax regimes: (i) A Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by a Fund as a dividend to its shareholders, (ii) if a Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, a Fund’s pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund, or (iii) a Fund may be entitled to mark-to-market annually shares of the PFIC, whether or not any distributions are made to the Fund, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. A Fund may have to distribute to its shareholders certain “phantom” income and gains such Fund accrues with respect to its investment in a PFIC in order to satisfy the Distribution Requirement and to avoid imposition of the excise tax. Such Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Short Sales

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale by a Fund is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, the gains on short sales are generally treated as short-term capital gains. These rules may also affect the holding period of “substantially identical property” held by a Fund. Moreover, a Fund’s loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

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Derivatives Strategies

The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Income. Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment to mitigate the effect of these rules, prevent its disqualification as a RIC, and minimize the imposition of federal income and excise taxes.

Some futures contracts (other than “securities futures contracts,” as defined in Code section 1234B(c)), foreign currency contracts, and “nonequity options” (i.e., certain listed options, such as those on a “broad-based” securities index) in which a Fund invests may be subject to Code section 1256 (collectively “section 1256 contracts”). Section 1256 contracts that a Fund holds at the end of its taxable year must be ” marked-to-market ” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options, futures, and forward contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward contracts are positions in personal property. Under that section any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis of the subject securities or futures contract.

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If a Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

CAPITAL STOCK

The Trust issues Shares of beneficial interest with no par value. The Board may designate additional series of the Trust.

Each share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all Fund vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other Fund, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Under Delaware law, shareholders of a statutory trust may have similar limitations on liability as shareholders of a corporation.

SHAREHOLDER REPORTS

The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.

Shareholder inquiries may be made by writing to the Trust at c/o U.S. Bancorp Fund Services, LLC at 615 East Michigan Street, Milwaukee, WI 53202.

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FINANCIAL STATEMENTS

Because each Fund has not commenced operations as of the date of this Statement of Additional Information, no financial statements have been produced. Once produced, you can obtain a copy of the financial statements contained in the Fund’s Annual or Semi-Annual Report without charge by calling the Trust at 1-888-393-KURV (5878).

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APPENDIX A: KURV INVESTMENT MANAGEMENT LLC

PROXY VOTING/CLASS ACTION LITIGATION POLICY

Background

An investment adviser owes a duty of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients. Kurv Investment Management LLC will adhere to Rule 206(4)-6 of the Advisers Act and applicable laws and regulations in regard to the voting of proxies. As a result, investment advisers must conduct a reasonable review into matters on which the adviser votes and to vote in the best interest of the client.

Policies and Procedures

Kurv Investment Management LLC has the authority to vote proxies with respect of securities in its managed single stock ETF funds (“Client Securities”) over which Kurv Investment Management LLC has voting discretion. In such cases, Kurv Investment Management LLC will cast proxy votes in a manner that is consistent with the best interests of Kurv Investment Management LLC’s clients. Where Kurv Investment Management LLC undertakes proxy voting responsibilities on behalf of multiple clients, it shall consider whether it should have different voting policies for some or all of these different clients, depending on the investment strategy and objectives of each client. These proxy voting policies and procedures are designed to deal with the complexities which may arise in cases where Kurv Investment Management LLC’s interests conflict or appear to conflict with the interests of its clients and to provide a copy of proxy voting and these procedures upon client request. Kurv Investment Management LLC will also make available the record of Kurv Investment Management LLC’s votes promptly upon request.

Unless contractually obligated to vote in a certain manner, Kurv Investment Management LLC will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision-making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. Where Kurv Investment Management LLC deviates from the guidelines listed below, or depends upon a third party to make the decision, the reasons shall be documented. Kurv Investment Management LLC may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it deems necessary to help reach informed decisions.

The CCO is responsible for monitoring the effectiveness of this policy.

Kurv Investment Management LLC generally will monitor proposed corporate actions and proxy issues regarding client securities and may take any of the following actions based on the best interests of its clients: (i) determine how to vote the proxies; or (ii) abstain.

In general, Kurv Investment Management LLC will determine how to vote proxies based on reasonable judgment of the vote most likely to produce favorable financial results for its clients. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders. Proxy votes generally will be cast against proposals having the opposite effect. Kurv Investment Management LLC will always consider each side of each proxy issue.

Non-Voting of Proxies

Kurv Investment Management LLC will generally not vote proxies in the following situations:

Proxies are received for equity securities where, at the time of receipt, Kurv Investment Management LLC’s position, across all clients that it advises, is less than, or equal to, 1% of the total outstanding voting equity (an “immaterial position”); or

Proxies are received for equity securities where, at the time of receipt, Kurv Investment Management LLC’s clients no longer hold that position.

Management Proposals

Absent good reason to the contrary, Kurv Investment Management LLC will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

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Kurv Investment Management LLC will generally vote for routine matters proposed by issuer management, such as setting a time or place for an annual meeting, changing the name or fiscal year of the company, or voting for directors in favor of the management proposed slate. Other routine matters in which Kurv Investment Management LLC will generally vote along with company management include: appointment of auditors; fees paid to board members; and change in the board structure. Kurv Investment Management LLC will generally vote along with management as long as the proposal does not: i) measurably change the structure, management, control or operations of the company; ii) measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) the proposal is consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company. Routine matters may not necessitate the same level of analysis than non-routine matters.

Non-Routine Matters

Non-routine matters include such things as:

•	Amendments to management incentive plans;

•	The authorization of additional common or preferred stock;

•	Initiation or termination of barriers to takeover or acquisition;

•	Mergers or acquisitions;

•	Changes in the state of incorporation;

•	Corporate reorganizations;

•	Term limits for board members; and

•	“Contested” director slates.

In non-routine matters, Kurv Investment Management LLC will attempt to be generally familiar with the questions at issue. Non-routine matters will be voted on a case- by-case basis given the complexity of many of these issues. When determining how to vote non-routine matters Kurv Investment Management LLC shall conduct an issue-specific analysis, giving consideration to the potential effect on the value of a client’s investments, documentation of the analysis shall be maintained in Kurv Investment Management LLC’s proxy voting files.

Processing Proxy Votes

The CCO will be responsible for determining whether each proxy is for a “routine” matter, as described above, and whether the policy and procedures set forth herein actually address the specific issue. For proxies that are not clearly “routine”, Kurv Investment Management LLC, in conjunction with the CCO, will determine how to vote each such proxy by applying these policies and procedures. Upon making a decision, the proxy will be executed and returned for submission to the issuer. Kurv Investment’s proxy voting record will be updated at the time the proxy is submitted. Records of all proxies, Kurv Investment Management LLC’s proxy vote and related analyses, if applicable will be retained in accordance with its recordkeeping obligations.

Periodic Testing

Kurv Investment Management LLC shall evaluate compliance by periodically sampling the proxy votes it casts on behalf of its clients by sampling proxy votes that relate to proposals that are non-routine matters and require more issue-specific analysis (e.g., mergers and acquisition transactions, dissolutions, conversions, or consolidations).

Conflicts of Interest

Conflicts of interest between Kurv Investment Management LLC or a principal of Kurv Investment Management LLC and Kurv Investment Management LLC’s clients with respect to a proxy issue conceivably may arise, for example, from personal or professional relationships with an issuer or with the directors, candidates for director, or senior executives of an issuer.

Potential conflicts of interest between Kurv Investment Management LLC and its clients may arise when Kurv Investment Management LLC’s relationships with an issuer or with a related third party actually conflict, or appear to conflict, with the best interests of Kurv Investment Management LLC’s clients.

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If the issue is specifically addressed in these policies and procedures, Kurv Investment Management LLC will vote in accordance with these policies. In a situation where the issue is not specifically addressed in these policies and procedures and an apparent or actual conflict exists, Kurv Investment Management LLC shall either: i) inform clients of the conflict of interest and obtain advance consent of a majority of such clients for a particular voting decision; or ii) obtain approval of a voting decision from Kurv Investment Management LLC’s CCO, who will be responsible for documenting the rationale for the decision made and voted.

In all such cases, Kurv Investment Management LLC will make disclosures to clients of all material conflicts and will keep documentation supporting its voting decisions.

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PART C

OTHER INFORMATION

Item 15. Indemnification

Reference is made to the Second Amended and Restated Agreement and Declaration of Trust (the “Declaration”), which is filed as exhibit (a)(4).

Nothing contained in the Declaration shall indemnify, hold harmless or protect any officer or trustee from or against any liability to the Trust or any shareholder to which such person to the extent such indemnification is prohibited by applicable federal law.

The Underwriting Agreement provides that the Registrant agrees to indemnify, defend and hold Foreside Fund Services, LLC (“Distributor”), its affiliates and each of their respective directors, officers and employees and agents and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act (any of the Distributor, its officers, employees, agents and directors or such control persons, for purposes of this paragraph, a “Distributor Indemnitee”) against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) (“Losses”) that a Distributor Indemnitee may incur arising out of or based upon: (i) Distributor serving as distributor for the Trust pursuant to and in accordance with this Agreement; (ii) the allegation of any wrongful act of the Trust or any of its directors, officers, employees or affiliates in connection with its duties and responsibilities in this Agreement; (iii) any claim that the Registration Statement, Prospectus, Statement of Additional Information and Marketing Materials specifically approved by the Trust and the Adviser (each as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein (and in the case of the Prospectus, Statement of Additional Information and product description, in light of the circumstances under which they were made) not misleading under the 1933 Act; (iv) the breach by the Trust of any obligation, representation or warranty contained in this Agreement; or (v) the Trust’s failure to comply in any material respect with applicable securities laws.

Item 16. Exhibits

(1)	(a)	Certificate of Trust dated July 1, 2019, as filed with the State of Delaware on July 2, 2019, for Esoterica Thematic ETF Trust[1]

(b)	Certificate of Amendment to Certificate of Trust dated October 10, 2019, as filed with the State of Delaware on October 10, 2019, for Esoterica Thematic Trust[2]

(c)	Certificate of Amendment to Certificate of Trust for the Kurv ETF Trust (the “Registrant” or “Trust”) dated February 2, 2024[3]

(d)	Second Amended and Restated Agreement and Declaration of Trust of the Registrant[3]

(2)	Third Amended and Restated By-Laws of the Registrant[3]

(3)	Not applicable.

(4)	Agreement and Plan of Reorganization – Included in Part A as Appendix A.

(5)	Instruments Defining Rights of Security Holders. See Article III, “Shares” and Article V “Shareholders’ Voting Powers and Meetings” of the Registrant’s Agreement and Declaration of Trust. See also, Article II, “Meetings of Shareholders” of the Registrant’s By-Laws.

(6)	Investment Advisory Agreement between the Registrant and Kurv Investment Management, LLC, with respect to the Kurv Yield Premium Kurv Yield Premium Strategy Amazon (AMZN) ETF, Kurv Yield Premium Strategy Apple (AAPL) ETF, Kurv Yield Premium Strategy Google (GOOGL) ETF, Kurv Yield Premium Strategy Microsoft (MSFT) ETF, Kurv Yield Premium Strategy Netflix (NFLX) ETF and Kurv Yield Premium Strategy Tesla (TSLA) ETF, is filed herewith.

(7)	Distribution Agreement between the Registrant and Paralel Distributors, LLC.[4]

(8)	Not applicable

(9)	Custody Agreement between the Registrant and U.S. Bank, N.A.[4]

(10)	Not Applicable.

(11)	Opinion and consent of Alston & Bird, LLP is filed herewith.

(12)	Form of Tax Opinion is filed herewith.

(13)	(a)	Fund Servicing Agreement between the Registrant and U.S. Bancorp Fund Services LLC.[4]

(b)	Fund CCO/PFO Services Agreement between the Registrant and Pine Advisors.[4]

(c)	Kurv Yield Premium Kurv Yield Premium Strategy Amazon (AMZN) ETF, Kurv Yield Premium Strategy Apple (AAPL) ETF, Kurv Yield Premium Strategy Google (GOOGL) ETF, Kurv Yield Premium Strategy Microsoft (MSFT) ETF, Kurv Yield Premium Strategy Netflix (NFLX) ETF and Kurv Yield Premium Strategy Tesla (TSLA) ETF Operating Expenses Limitation Agreement is filed herewith

(14)	Consent of Cohen & Company Ltd. is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney are filed herewith.

(17)	Form of proxy card is filed herewith.

1 Incorporated by reference to the Registrant’s Registration Statement Filed September 5, 2019, File No. 333-233633.

2 Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement Filed February 20, 2020, File No. 333-233633.

3 Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement Filed March 22, 2024, File No. 333-233633.

4 Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement Filed June 18, 2024, File No. 333-233633.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph 1 above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant undertakes to file an opinion of counsel supporting the tax consequences to shareholders discussed in the Combined Prospectus/Proxy Statement in a post-effective amendment to this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the San Francisco and State of California on the 21st day of August, 2024.

KURV ETF TRUST

By:
Name:	Howard Chan*
Title:	Trustee, Chairman, President and Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title	Date
Madeline Arment*	Treasurer (Principal Financial and Accounting Officer)	August 21, 2024

Edward E. McRedmond*	Trustee	August 21, 2024

John T. Hyland*	Trustee	August 21, 2024

Markus Aakko*	Trustee	August 21, 2024

Howard Chan*	Trustee, Chairman, President and Chief Executive Officer (Principal Executive Officer)	August 21, 2024

* By:	/s/ David J. Baum	August 21, 2024
Name:	David J. Baum

* Attorney-in-Fact – pursuant to powers of attorney filed herewith

EXHIBIT INDEX

Exhibit	Exhibit No.
Investment Advisory Agreement	(6)
Opinion and Consent of Alston & Bird LLP	(11)
Form of Tax Opinion	(12)
Operating Expense Limitation Agreement	(13)(c)
Consent of Cohen & Company	(14)
Powers of Attorney	(16)
Form of Proxy Card	(17)